UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2012

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

Loomis Sayles Absolute Strategies Fund

Loomis Sayles Multi-Asset Real Return Fund

Management Discussion and Investment Results page 1

Consolidated Portfolio of Investments page 33

Consolidated Financial Statements page 71

ASG DIVERSIFYING STRATEGIES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Philippe P. Lüdi

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation while maintaining a low or negative correlation over time with the returns of major equity indices.

Strategy:

Seeks to generate positive absolute returns over time rather than track the performance of any particular index by using multiple quantitative investment models and strategies.

Inception Date:

August 3, 2009

Symbols:

Class A	DSFAX
Class C	DSFCX
Class Y	DSFYX

Market Conditions

Investors began 2012 optimistic for a better year in financial markets. The European Central Bank’s allocation of additional short-term loans to eurozone banks, combined with global “easy money” policies boosted investor sentiment. This optimism, in conjunction with hopes that increased liquidity would alleviate financial pressures in Europe, helped equities stage an impressive rally during the first quarter.

Hopes faded, however, as the second quarter advanced. Political uncertainty in Europe and continued deterioration of global economic data quelled prospects for a global recovery. Increased volatility in financial markets led to increased demand for safe-haven assets. The U.S. Dollar Index rallied sharply and prices increased for sovereign bonds of safe-haven countries, whereas equity and commodity markets, in particular energy and base metals, suffered large declines. As the first half of the year came to a close, news out of the European Summit led to renewed optimism among investors.

Performance Results

For the six months ended June 30, 2012, Class A shares of ASG Diversifying Strategies Fund returned -5.33% at net asset value. The fund lagged its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.28%. The fund follows an absolute return strategy and does not seek to track any index. Therefore, we believe its most appropriate benchmark is the 3-month LIBOR.

Explanation of Fund Performance

The fund seeks to achieve absolute returns using a mix of proprietary, quantitative strategies, while maintaining a low or negative correlation over time with major equity indexes. The fund typically uses derivative instruments such as futures and forward contracts on global stock indexes, fixed-income securities, currencies, interest rates, and commodities to gain liquid, broad market exposures. The fund aims to achieve its equity correlation control objective by selling futures on global stock indexes when the trailing 12-month equity correlation of fund holdings

1  |

would otherwise be too high. When the fund takes on a “long” exposure to a market, it profits as prices rise; when it takes on a “short” exposure, it profits as prices fall.

The fund’s negative return during the first half of the year was primarily attributable to currency losses in February and March (when anxiety about slowing Asian economies caused Asian-Pacific currencies to weaken relative to the dollar) and commodity losses in May (based on the sharp sell-off in energy and agricultural commodities). Fixed-income futures, including sovereign debt and short-term interest rate futures, contributed positively to performance. However, the losses in commodities and foreign currencies more than offset those gains. The contribution from equities was also negative, but only marginally so. Among equities, gains during January were more than offset by negative returns later in the first quarter, particularly during March, as stark divergence in global equity markets, triggered by concerns about a slowdown of economic activity in China and positive developments in the U.S., proved challenging for our equity relative-value signals. The equity correlation control mechanism contributed marginally positively overall. Fixed-income gains, mainly driven by episodes of flight to quality in April and May, were only partly offset by a yield spike in March and a return of risk appetite in June. Short-term interest rates remained low, so the contribution from money market positions was small.

The biggest positive contributors were Australian, British, and U.S. government bonds. Conversely, the biggest detractors from performance were the Japanese yen, the Australian and New Zealand dollars, along with the Japanese Topix Index.

The fund’s realized annualized volatility was 7.9%, consistent with its risk objectives and well within its targeted range. In order to help investors achieve diversification benefits in their overall portfolios, ASG Diversifying Strategies Fund seeks a low trailing 12-month correlation with global equity markets. The correlation of daily returns was -10% with the S&P 500® Index during the first half of the year and 0% for the trailing 12-month period.

Outlook

The outlook for global markets is cautiously positive following the latest European Summit. Investors are unsure whether the necessary fiscal and political reforms in the eurozone are feasible and can be implemented quickly enough to prevent further escalation of the crisis. Additional monetary easing by central banks globally and the extension of the U.S. Federal Reserve’s “Operation Twist” will likely buoy markets. However, the impending U.S. presidential election and the increased partisanship it brings to an already divided Congress will likely prevent Washington from addressing unemployment levels or the budget deficit, reducing the chance of a faster economic recovery. This, combined with the controversy of the reforms being attempted in Europe, may cause investors to remain somewhat cautious.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

ASG DIVERSIFYING STRATEGIES FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

August 3, 2009 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.80%	Class C: 2.55%	Class Y: 1.55%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.72%	Class C: 2.47%	Class Y: 1.47%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

3  |

Average Annual Total Returns — June 30, 20125

	6 Months	1 Year	Since Inception

Class A (Inception 8/3/09)
NAV	-5.33%	-5.33%	2.39%
With 5.75% Maximum Sales Charge	-10.74	-10.77	0.32

Class C (Inception 8/3/09)
NAV	-5.70	-6.04	1.60
With CDSC[1]	-6.64	-6.95	1.60

Class Y (Inception 8/3/09)
NAV	-5.22	-5.04	2.60

Comparative Performance
3-Month LIBOR[2]	0.28	0.39	0.37
HFRI Fund of Funds Composite Index[3]	0.99	-4.49	1.70
Morningstar Multialternative Fund Avg.[4]	0.84	-2.41	3.30

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s fact sheet available at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ASG GLOBAL ALTERNATIVES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Peter A. Lee

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks capital appreciation consistent with the return and risk characteristics of a diversified portfolio of hedge funds while maintaining less volatility than major equity indices.

Strategy:

Seeks to achieve long and short exposure to global equity, bond, currency, and commodity markets through a wide range of derivative instruments and direct investments.

Inception Date:

September 30, 2008

Symbols:

Class A	GAFAX
Class C	GAFCX
Class Y	GAFYX

Market Conditions

Investors began 2012 optimistic for a better year in financial markets. The European Central Bank’s allocation of additional short-term loans to eurozone banks, combined with global “easy money” policies boosted investor sentiment. This optimism, in conjunction with hopes that increased liquidity would alleviate financial pressures in Europe, helped equities stage an impressive rally during the first quarter. Hopes faded, however, as the second quarter advanced. Political uncertainty in Europe and continued deterioration of global economic data quelled prospects for a global recovery. Increased volatility in financial markets led to increased demand for safe-haven assets. The U.S. Dollar Index rallied sharply and prices increased for sovereign bonds of safe-haven countries, whereas equity and commodity markets, in particular energy and base metals, suffered large declines. As the first half of the year came to a close, news out of the European Summit led to renewed optimism among investors.

Performance Results

For the six months ended June 30, 2012, Class A shares of ASG Global Alternatives Fund returned -2.83% at net asset value. Although the fund follows an absolute return strategy and does not seek to track an index, its benchmark is the HFRI Fund of Funds Composite Index, which returned 0.99% for the same period. It is important to note that there are important differences between the fund and the benchmark, which is non-investable.

Explanation of Fund Performance

The fund’s strategy is to take on the exposures that best reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary, statistical process. When the fund takes on a “long” exposure to an underlying security, the long exposure profits as the price of the underlying security rises but suffers losses when its price falls; conversely, when the fund takes on a “short” exposure, the short exposure suffers losses as the price of the underlying security rises but profits as its price falls. In taking on these exposures, the fund

5  |

typically makes extensive use of futures and forward contracts on global stock indexes, fixed-income securities, short-term interest rates, currencies and commodities. As market events unfold, these various market exposures result in a profit or loss for the fund.

During the reporting period, exposures to bonds, equities, and short-term interest rates contributed positively to fund performance, whereas commodities and foreign currencies detracted from returns. After beginning the year with gains in January and February, the fund incurred losses in March and May, whereas April and June were marginally positive. A stronger U.S. dollar against the Japanese yen resulted in negative performance in foreign currencies in February. Commodities contributed positively in January and February, but price declines in energy commodities and base metals in March and May more than offset earlier gains. Meanwhile, among equities, gains in the first quarter were nearly offset by negative returns during the market reversal in May. Fixed-income gains, mainly driven by episodes of flight to quality in April and May, were only partly offset by a yield spike in March and a return of risk appetite in June.

The biggest positive contributors during the first six months of 2012 were German and U.S. 10-year government bonds, along with natural gas. Conversely, the biggest detractors from performance were the Japanese yen, heating oil and nickel. The contribution from the fund’s money market positions was small.

As investors embraced risky assets during the start of the year and market volatility was generally subdued, the fund increased its risk taking in equities, foreign currencies, and commodities. When risk appetite waned later in the spring, the fund generally reduced its positions to compensate for increased market volatility. The fund’s realized volatility was 7.3%, which is in line with our risk management expectations.

Outlook

The outlook for global markets is cautiously positive following the latest European Summit. Investors are unsure whether the necessary fiscal and political reforms in the eurozone are feasible and can be implemented quickly enough to prevent further escalation of the crisis. Additional monetary easing by central banks globally and the extension of the U.S. Federal Reserve’s “Operation Twist” will likely buoy markets. However, the impending U.S. presidential election and the increased partisanship it brings to an already divided Congress will likely prevent Washington from addressing unemployment levels or the budget deficit, reducing the chance of a faster economic recovery. This, combined with the controversy of the reforms being attempted in Europe, may cause investors to remain somewhat cautious.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  6

ASG GLOBAL ALTERNATIVES FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

September 30, 2008 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.61%	Class C: 2.36%	Class Y: 1.37%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.61%	Class C: 2.36%	Class Y: 1.36%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

7  |

Average Annual Total Returns — June 30, 20124

	6 Months	1 Year	Since Inception

Class A (Inception 9/30/08)
NAV	-2.83%	-9.20%	1.70%
With 5.75% Maximum Sales Charge	-8.45	-14.42	0.10

Class C (Inception 9/30/08)
NAV	-3.18	-9.82	0.95
With CDSC[1]	-4.15	-10.73	0.95

Class Y (Inception 9/30/08)
NAV	-2.71	-8.96	1.96

Comparative Performance
HFRI Fund of Funds Composite Index[2]	0.99	-4.49	0.24
Morningstar Multialternative Fund Avg.[3]	0.84	-2.41	1.45

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s fact sheet available at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

ASG MANAGED FUTURES STRATEGY FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation.

Strategy:

Seeks to generate positive absolute returns over time by using a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management.

Inception Date:

July 30, 2010

Symbols:

Class A	AMFAX
Class C	ASFCX
Class Y	ASFYX

Market Conditions

Investors began 2012 optimistic for a better year in financial markets. The European Central Bank’s allocation of additional short-term loans to eurozone banks, combined with global “easy money” policies, boosted investor sentiment. This optimism, in conjunction with hopes that increased liquidity would alleviate financial pressures in Europe, helped equities stage an impressive rally during the first quarter. Hopes faded, however, as the second quarter advanced. Political uncertainty in Europe and continued deterioration of global economic data quelled prospects for a global recovery. Increased volatility in financial markets led to increased demand for safe-haven assets. The U.S. Dollar Index rallied sharply, and prices increased for sovereign bonds of safe-haven countries, whereas equity and commodity markets, in particular energy and base metals, suffered large declines. As the first half of the year came to a close, news out of the European Summit led to renewed optimism among investors.

Performance Results

For the six months ended June 30, 2012, Class A shares of ASG Managed Futures Strategy Fund returned -9.69% at net asset value. Although the fund does not seek to track an index, its returns are expected to be similar to those of the FTSE StableRisk Trend Composite Index, which returned -22.56% for the same period. It is important to note that there are material differences between the fund and the benchmark.

Explanation of Fund Performance

The fund uses a set of proprietary quantitative signals to identify trends in global stock, fixed-income, currency and commodity markets. When the fund takes on a “long” exposure to a market, it profits as prices rise. Conversely, when it takes on a “short” exposure, it profits as prices fall. In taking on these exposures, the fund typically uses derivative instruments such as futures and forward contracts.

9  |

The difference in performance between the fund and the benchmark was principally due to the fund’s diverse set of trend strategies and its risk management mechanism, which reduces target portfolio risk in the event of a drawdown. In general, the lower volatility helps mitigate the impact of continued losses, but at the cost of muting potential gains.

Strategies that followed fixed-income asset trends profited from the continued decline in bond yields. However, currency, equity and commodity returns from trend-following were negative, as long-term trends reversed across multiple asset classes. These long-term trend reversals led to the relative underperformance of our longer-term trend strategies and the relative outperformance of our shorter-term trend strategies. In particular, the fund’s long-term trend signals caused it to maintain significant long positions in equities and commodities during the first half of May, leading to relative underperformance when compared to funds that took short positions more rapidly in response to the downturn in those markets. This, combined with losses from currency trends during the first quarter, led to a majority of the losses experienced by the fund. Additionally, trend strategies designed to adapt to current market environments successfully navigated the volatile market conditions and outperformed even in the period’s challenging market climate, but strategies that had outperformed in the recent historical past underperformed in the first half of the year.

Specific assets that contributed positively included positions in Australian 10-year bond futures, Australian 3-year note futures, coffee futures, NASDAQ futures and EURIBOR futures. Conversely, positions that detracted from performance included the Japanese yen, the Australian dollar, the New Zealand dollar, the Swedish krona and the British pound.

We continued to scale portfolio positions to keep total portfolio risk at or below its target. As market volatility increased, positions were reduced, and as market volatility decreased, positions were increased. The fund’s realized annualized volatility during the period was 10.3%. The correlation of daily returns was 9% with the S&P 500® Index and 32% with the JP Morgan Global Bond Index. The money market position contributed only marginally to performance.

Outlook

The outlook for global markets is cautiously positive following the latest European Summit. Investors are unsure whether the necessary fiscal and political reforms in the eurozone are feasible and can be implemented quickly enough to prevent further escalation of the crisis. Additional monetary easing by central banks globally and the extension of the U.S. Federal Reserve’s “Operation Twist” will likely buoy markets. However, the impending U.S. presidential election and the increased partisanship it brings to an already divided Congress will likely prevent Washington from addressing unemployment levels or the budget deficit, reducing the chance of a faster economic recovery. This, combined with the controversy of the reforms being attempted in Europe, may cause investors to remain somewhat cautious.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  10

ASG MANAGED FUTURES STRATEGY FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

July 30, 2010 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.78%	Class C: 2.56%	Class Y: 1.56%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.71%	Class C: 2.46%	Class Y: 1.46%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

11  |

Average Annual Total Returns — June 30, 20124

	6 Months	1 Year	Since Inception

Class A (Inception 7/30/10)
NAV	-9.69%	-9.63%	1.40%
With 5.75% Maximum Sales Charge	-14.88	-14.84	-1.68

Class C (Inception 7/30/10)
NAV	-10.07	-10.37	0.59
With CDSC[1]	-10.97	-11.23	0.59

Class Y (Inception 7/30/10)
NAV	-9.60	-9.42	1.60

Comparative Performance
FTSE StableRisk Trend Composite Index[2]	-22.56	-23.70	-2.34
Morningstar Managed Futures Fund Avg.[3]	-3.72	-8.49	-0.91

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s fact sheet available at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	FTSE StableRisk Trend Composite Index is an unmanaged index based on a transparent trend-following strategy designed to provide long and/or short exposure to various asset classes at a targeted level of volatility.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  12

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kevin Kearns

Todd P. Vandam, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to provide an attractive absolute total return, complemented by prudent management designed to manage risks and protect investor capital while maintaining relatively low volatility.

Strategy:

Seeks to generate positive total returns by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates while employing risk management strategies to mitigate downside risk.

Inception Date:

December 15, 2010

Symbols:

Class A	LABAX
Class C	LABCX
Class Y	LASYX

Market Conditions

Markets and riskier assets rallied at the beginning of 2012 as the European Central Bank (ECB) added liquidity via its long-term refinancing operation (LTRO). However, investor optimism faded in the second half of the period, when Greek bailout issues reemerged and the need to support Spain’s banking sector became clear. Negative economic data out of China placed additional downward pressure on global growth expectations.

The U.S. economy showed signs of improvement during the first half of the period. However, the economic data in the second half was mixed, with strong company earnings coupled with weak employment numbers. Late in the period, markets rebounded when the Federal Reserve Board announced an expansion of its Operation Twist program (which involves buying long-term securities and selling short-term securities) and a commitment to take further action to improve the unemployment number.

Performance Results

For the six months ended June 30, 2012, Class A shares of Loomis Sayles Absolute Strategies Fund returned 6.31% at net asset value. The fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.28% for the period. The fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Overall, the fund’s positions in investment-grade, high-yield, and securitized credit issues proved beneficial to performance, particularly when investor risk appetite surged during the first half of the period. High-yield and investment-grade corporate credits posted strong returns as investors continued to reach for yield in an environment of low interest rates. Investment-grade corporate bonds in the industrial, electrical and insurance sectors were strong performers. Within high-yield, the technology and consumer cyclical sectors added to fund gains. The fund’s convertible

13  |

bond holdings, specifically in consumer cyclical and technology, contributed to return, as these positions mirrored the equity market rally early in the period. Securitized assets also contributed positively to returns. The fund’s non-U.S.-dollar positions, particularly in the Mexican peso, euro and Australian dollar, benefited return.

During the period, the fund utilized a broad range of derivative instruments both for hedging and for investment purposes. We believe derivatives can be useful tools for expressing macroeconomic views, reducing overall market exposure and managing fund volatility. When contemplating the use of derivatives, we consider the expected relative risks and returns of such investments and their related costs.

Credit default swaps (CDS) and credit default swaps on indexes (CDX) helped us manage credit risk and reduced global and industry-specific credit exposure. Specifically, the fund used emerging market CDX to help protect against extreme market declines, and these positions contributed positively to the fund’s return. In addition, the fund held U.S. Treasury futures to manage interest rate risk. During the period, we sold these futures to reduce duration (price sensitivity to interest rate changes), which aided overall performance. The fund uses equity futures to hedge positions in convertible bonds and dividend-paying equities. Short positions in S&P 500® and Eurostoxx 50 futures aided performance, as these equity markets declined on negative news in Europe. Forward foreign currency contracts helped us manage the fund’s overall exposure to various currencies and generally contributed to overall performance.

Outlook

The developed world is struggling with strong deflationary headwinds, caused by significant slack in the economy and de-leveraging in the private sector. Government policy tools are somewhat limited by burdensome debt levels and large fiscal deficits, but aggressive monetary policy has so far been the most effective tool to reflate the global economy. Riskier assets have tended to perform well when strong monetary policies are announced and implemented. However, the risk rally has tended to fade as the monetary boost waned, and underlying deflationary conditions persist. This cycle is likely to continue until economic activity begins to normalize, which we do not expect to occur in the near term.

In this environment, we believe the global economy will grow slowly, with support from monetary authorities and lower commodity prices offsetting the headwinds from debt de-leveraging and low capacity utilization. However, we believe that market volatility will persist. In the developed world, the U.S. economy will probably continue its moderate growth path whereas Japan is likely to remain stagnant and Europe in recession. We believe that emerging markets will continue to be the world’s primary engine of economic growth, but even these economies are experiencing moderated growth. Given our macroeconomic views, we plan to position the fund in a relatively defensive manner unless we see strong policy actions from monetary authorities to reflate the economy.

Please note that the above commentary may contain references to contributions to Fund performance from derivative instruments that differ from related amounts presented in the Fund’s Financial Statements. These differences, if any, result from the methodologies applied in determining performance contributions for these instruments.

|  14

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

15  |

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

December 15, 2010 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.17%	Class C: 1.91%	Class Y: 0.92%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.17%	Class C: 1.91%	Class Y: 0.92%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

|  16

Average Annual Total Returns — June 30, 20126

	6 Months	1 Year	Since Inception

Class A (Inception 12/15/10)
NAV	6.31%	2.00%	1.67%
With 4.50% Maximum Sales Charge	1.53	-2.60	-1.32

Class C (Inception 12/15/10)
NAV	5.85	1.16	0.77
With CDSC[1]	4.85	0.18	0.77

Class Y (Inception 12/15/10)
NAV	6.49	2.21	1.87

Comparative Performance[5]
3-Month LIBOR[2]	0.28	0.39	0.16
3-Month LIBOR + 300 basis points[3]	1.79	3.43	1.67
Morningstar Nontraditional Bond Fund Avg.[4]	4.98	4.60	5.58

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s fact sheet available at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual percentage change of the 3-Month LIBOR.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown are calculated from 12/31/10.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

17  |

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Management Discussion

Managers:

Kevin Kearns

Maura Murphy, CFA

Laura Sarlo, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to maximize real returns consistent with prudent investment management.

Strategy:

Seeks to pursue its investment goal primarily through exposure to investments in fixed-income securities, equity securities, currencies and commodity-linked instruments.

Inception Date:

September 30, 2010

Symbols:

Class A:	MARAX
Class C:	MARCX
Class Y:	MARYX

Market Conditions

Risk assets benefited from global “reflation” (government-generated liquidity) efforts early in the period, and equity markets began the year with a sizable rally. Global inflation expectations rose at the start of the year but stalled in mid-March amid renewed anxiety over the European sovereign debt crisis and disappointing U.S. macroeconomic data. In China, inflation and economic growth expectations were revised lower during the second quarter, further fueling global deflation fears. Uneasy investors saw value in into U.S. Treasuries during the second half of the period, driving yields on 10- and 30-year U.S. Treasuries lower. (When bond yields fall, bond prices rise.) The flight to quality was a global phenomenon, and yields on 10-year German bunds and United Kingdom gilts also fell significantly. Riskier assets suffered in this environment.

Performance Results

For the six months ended June 30, 2012, Class A shares of Loomis Sayles Multi-Asset Real Return Fund returned 2.89% at net asset value. The fund underperformed its benchmark, the Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index, which returned 4.04% for the period. The fund follows an absolute strategy and is not managed to an index.

Explanation of Fund Performance

The fund generated the bulk of its return during the first quarter, when riskier assets rallied. Investment-grade and high-yield corporate bonds were strong contributors despite persistent late-period volatility. Within the allocation, industrials holdings, particularly communications, energy, basic industry, consumer cyclical and noncyclical names, helped performance.

We used a broad range of derivatives for hedging and investment purposes. We believe derivatives can be useful tools for expressing macroeconomic views, reducing overall market exposure and managing fund volatility. When contemplating the use of derivatives, we consider the expected relative risks and returns of such investments and their related costs.

|  18

Credit default swaps (CDS) and credit default swaps on indexes (CDX) helped manage credit risk and reduced global and industry-specific credit exposure and contributed modestly during the period. Positioning within sovereign CDS also aided performance. Short exposure in Turkey and Brazil benefited performance, as global growth expectations were revised lower. A short position within emerging market CDS in the latter half of the period was also positive.

U.S. Treasury yields moved significantly during the first half of the year, and efforts to manage interest rate risk with U.S. Treasury futures hurt performance. Commodity futures were used to gain exposure to commodities, notably precious metals, energy and agriculture holdings. Deflation concerns during the second quarter weighed on commodity markets, and the fund’s long commodity futures positions detracted as a result. We increased the fund’s hedge to commodity positions throughout the second quarter in an effort to manage risk. Equity future hedges weighed on returns when equities rallied early in the period, and the fund’s long equity positions pressured returns when risk fell out of favor in the second quarter. Overall, equity exposure had a muted effect on performance.

Outlook

The process of recognizing true asset values and writing off bad debt is ongoing in Europe, and our outlook for the euro remains bearish. Previous banking crises have shown that it can take around ten years to return to pre-crisis trend growth, and we are in year four of this crisis.

With ongoing challenges in Europe, disappointing U.S. economic growth and decelerating growth in China, market volatility and macroeconomic uncertainty have increased. We anticipate continued policy intervention through year-end and think markets will fluctuate between reflation hopes and deflation fears as policy actions surprise or disappoint. We plan to position the portfolio somewhat neutrally and use options to add upside and downside hedges.

We have a bias toward higher-quality credit, given what we view as strong corporate fundamentals. This position also provides modest duration exposure (price sensitivity to interest rate changes). Though deflationary risks persist, we recognize policy makers’ reflationary intentions and have used options to position the fund seeking to capture potential upside in riskier assets, including equities, currencies and interest rates. In our view, U.S. economic growth should remain above 1.5%, and consequently, we are comfortable taking long positions in higher-quality high yield. We plan to focus long positions in more U.S.-centric companies and continue to favor dividend-paying equities in Europe and the United States.

We expect to continue to monitor breakevens (the difference between yields on nominal government securities and inflation-protected securities of the same maturity) globally, as they tend to correlate strongly with equity performance. Commodity and commodity-currency performance can also serve as signs of global reflation and economic outlook.

Please note that the above commentary may contain references to contributions to Fund performance from derivative instruments that differ from related amounts presented in the Fund’s Financial Statements. These differences, if any, result from the methodologies applied in determining performance contributions for these instruments.

19  |

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  20

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

September 30, 2010 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com.

Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 2.01%	Class C: 2.62%	Class Y: 1.69%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.43%	Class C: 2.18%	Class Y: 1.18%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

21  |

Average Annual Total Returns — June 30, 20125

	6 Months	1 Year	Since Inception

Class A (Inception 9/30/10)
NAV	2.89%	-0.94%	-0.58%
With 4.50% Maximum Sales Charge	-1.74	-5.43	-3.15

Class C (Inception 9/30/10)
NAV	2.58	-1.65	-1.28
With CDSC[1]	1.58	-2.62	-1.28

Class Y (Inception 9/30/10)
NAV	3.00	-0.68	-0.36

Comparative Performance
Barclays U.S. TIPS Index[2]	4.04	11.66	11.76
CPI + 300 basis points[3]	3.21	4.74	5.97
Morningstar Conservative Allocation Fund Avg.[4]	4.51	2.34	5.55

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s fact sheet available at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

3	CPI +300 basis points is created by adding 3.00% to the annual percentage change in the Consumer Price Index (CPI). The Consumer Price Index is an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  22

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider each fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies during the 12-month period ended June 30, 2012 is available on the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2012 through June 30, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  24

ASG DIVERSIFYING STRATEGIES FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$946.70	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.67
Class C
Actual	$1,000.00	$943.00	$11.98
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	$12.41
Class Y
Actual	$1,000.00	$947.80	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.48% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$971.70	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07
Class C
Actual	$1,000.00	$968.20	$11.55
Hypothetical (5% return before expenses)	$1,000.00	$1,013.13	$11.81
Class Y
Actual	$1,000.00	$972.90	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.82

*	Expenses are equal to the Fund’s annualized expense ratio, including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.61%, 2.36% and 1.36% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

25  |

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$903.10	$8.19
Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.67
Class C
Actual	$1,000.00	$899.30	$11.71
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	$12.41
Class Y
Actual	$1,000.00	$904.00	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.48% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,063.10	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72
Class C
Actual	$1,000.00	$1,058.50	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.47
Class Y
Actual	$1,000.00	$1,064.90	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.47

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14%, 1.89% and 0.89% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  26

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,028.90	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.77
Class C
Actual	$1,000.00	$1,025.80	$10.58
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.52
Class Y
Actual	$1,000.00	$1,030.00	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

27  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objectives and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

|  28

showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of similarly categorized funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. The Board noted that, given the recent commencement of operations of each Fund, the Funds have a limited operating history upon which to evaluate their performance.

29  |

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund had a limited operating history; (3) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups; (4) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (5) that although the Fund’s performance lagged that of its relevant peer group for certain periods, performance was stronger when compared to the Fund’s relevant performance benchmark. The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that management had instituted an expense cap for each Fund, and they considered the amounts waived or reimbursed, if any, by the adviser under these caps. The Trustees noted that certain of the Funds had advisory fee rates that were above the median of a peer group of funds. In this regard, the Trustees considered the factors that management

|  30

believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap, which resulted in the reduction of the advisory fee; (3) that management had proposed that advisory fee breakpoints be implemented for the Fund; (4) that the Fund’s net expense ratio was near, at, or below the median of a peer group of funds; (5) that the Fund’s investment discipline was capacity restrained and (6) that the relative difference in advisory fees in comparison to a median of a peer group of funds may be due, at least in part, to the Fund’s peer group consisting of funds with a broad range of advisory fees and of several peer group funds having significant assets.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees also noted that management had proposed the implementation of breakpoints for the ASG Global Alternatives Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

31  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions and the benefits to NGAM Advisors of being able to offer “alternative” products in the Natixis family of funds. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

|  32

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 95.1% of Net Assets
	Certificates of Deposit — 60.1%
$6,300,000	Royal Bank of Canada, 0.100%, 7/02/2012	$6,300,000
10,000,000	BNP Paribas, 0.120%, 7/02/2012	10,000,000
10,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	10,000,140
6,000,000	Standard Chartered Bank (NY), 0.220%, 7/09/2012	6,000,036
9,000,000	Standard Chartered Bank (NY), 0.540%, 7/13/2012	9,001,188
6,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(b)	6,000,420
7,000,000	Canadian Imperial Bank of Commerce (NY), 0.335%, 7/25/2012(b)(c)	7,000,021
12,000,000	Mizuho Corporate Bank, 0.340%, 8/02/2012	12,001,128
5,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012(b)	5,000,050
10,000,000	National Australia Bank, 0.343%, 8/16/2012(c)	9,999,630
12,000,000	ANZ Banking, 0.210%, 8/17/2012	12,001,632
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.390%, 8/24/2012(c)	6,000,078
6,000,000	Nordea Bank Finland (NY), 0.280%, 8/29/2012	6,000,612
13,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012(b)	13,005,304
10,000,000	Bank of Montreal (IL), 0.190%, 9/18/2012	10,000,450
10,000,000	Wells Fargo, 0.170%, 9/19/2012	9,995,730
10,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012(b)	10,002,330
10,000,000	Societe Generale S.A., 0.345%, 9/28/2012(c)	9,982,730
3,000,000	Bank of Nova Scotia (TX), 0.335%, 12/21/2012(c)	2,999,631
10,000,000	Sumitomo Mitsui Trust (NY), 0.485%, 12/31/2012(c)	9,998,210
5,000,000	Westpac Banking Corp. (NY), 0.466%, 2/04/2013(c)	4,999,165

		176,288,485

	Financial Company Commercial Paper — 23.2%
12,000,000	ING (US) Funding LLC, 0.190%, 7/05/2012(d)	11,999,747
7,000,000	Nordea North America, Inc., 0.160%, 7/06/2012(d)	6,999,825
12,000,000	General Electric Capital Corp., 0.170%, 7/16/2012(d)	11,999,316
10,000,000	Overseas Chinese Banking Corp., 0.220%, 8/03/2012(d)	9,998,210
14,000,000	Nestle Capital Corporation, 0.180%, 8/28/2012(d)	13,996,962
13,000,000	United Overseas Funding Corp., 0.200%, 9/10/2012(d)	12,992,460

		67,986,520

	Commercial Paper — 11.8%
8,800,000	Louis Dreyfus Corp., (Credit Support: Barclays Bank), 0.380%, 7/02/2012(d)	8,799,907
12,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.410%, 7/10/2012(d)	11,998,770
14,000,000	Private Export Funding Corp., 0.180%, 7/30/2012(d)	13,997,704

		34,796,381

	Total Short-Term Investments (Identified Cost $279,085,307)	279,071,386

	Total Investments — 95.1% (Identified Cost $279,085,307)(a)	279,071,386
	Other assets less liabilities — 4.9%	14,470,978

	Net Assets — 100.0%	$293,542,364

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2012, the net unrealized depreciation on short-term investments based on a cost of $279,085,307 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,190
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,111)

	Net unrealized depreciation	$(13,921)

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	9/19/2012	Australian Dollar	6,800,000	$6,910,052	$(201,369)
Buy	9/19/2012	British Pound	29,437,500	46,094,092	333,586
Sell	9/19/2012	British Pound	31,500,000	49,323,614	(499,338)
Buy	9/19/2012	Canadian Dollar	4,000,000	3,922,122	28,696
Buy	9/19/2012	Canadian Dollar	1,100,000	1,078,583	(1,114)
Sell	9/19/2012	Canadian Dollar	5,100,000	5,000,705	(36,410)
Buy	9/19/2012	Euro	6,750,000	8,548,476	124,243
Sell	9/19/2012	Euro	2,375,000	3,007,797	(23,213)
Buy	9/19/2012	Japanese Yen	1,750,000,000	21,916,196	(222,279)
Sell	9/19/2012	Japanese Yen	2,012,500,000	25,203,626	180,360
Sell	9/19/2012	New Zealand Dollar	17,000,000	13,536,903	(210,568)
Buy	9/19/2012	Norwegian Krone	48,000,000	8,046,110	130,770
Buy	9/19/2012	Norwegian Krone	20,000,000	3,352,546	(10,558)
Sell	9/19/2012	Norwegian Krone	36,000,000	6,034,583	(56,587)
Buy	9/19/2012	Singapore Dollar	2,375,000	1,875,051	4,887
Sell	9/19/2012	Singapore Dollar	8,000,000	6,315,960	(57,347)
Sell	9/19/2012	Swedish Krona	96,000,000	13,839,159	(431,343)
Buy	9/19/2012	Swiss Franc	875,000	923,715	10,825
Buy	9/19/2012	Turkish Lira	900,000	489,574	8,317
Buy	9/19/2012	Turkish Lira	4,500,000	2,447,872	(892)
Sell	9/19/2012	Turkish Lira	300,000	163,191	(2,587)

Total					$(931,921)

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

At June 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200	9/20/2012	84	$8,719,909	$(54,834)
CAC 40	7/20/2012	23	929,079	35,219
E-mini Dow	9/21/2012	111	7,108,440	104,600
E-mini NASDAQ 100	9/21/2012	164	8,559,980	13,336
Euribor	9/17/2012	1,089	342,792,270	130,837
Euro Schatz	9/06/2012	1,494	208,908,013	(533,351)
EURO STOXX 50®	9/21/2012	39	1,112,943	65,641
Eurodollar	9/17/2012	1,036	257,756,800	126,437
FTSE JSE Top 40	9/20/2012	626	22,624,965	(316,398)
German Euro BOBL	9/06/2012	334	53,210,774	(600,264)
German Euro Bund	9/06/2012	659	117,505,524	(2,246,894)
Hang Seng	7/30/2012	46	5,766,047	132,226
Mini-Russell 2000	9/21/2012	10	795,400	27,610
MSCI Taiwan	7/30/2012	744	18,852,960	551,890
OMXS30	7/20/2012	296	4,402,056	53,311
S&P/TSX 60	9/20/2012	56	7,275,985	105,196
SGX CNX Nifty	7/26/2012	186	1,969,554	112
Sterling	9/19/2012	853	165,688,331	295,944
UK Long Gilt	9/26/2012	91	16,975,527	29,287
2 Year U.S. Treasury Note	9/28/2012	1,520	334,685,000	(142,500)
3 Year Australia Government Bond	9/17/2012	377	42,595,432	(171,422)
5 Year U.S. Treasury Note	9/28/2012	664	82,315,250	160,813
10 Year Japan Government Bond	9/10/2012	25	44,939,639	(61,425)
10 Year U.S. Treasury Note	9/19/2012	643	85,760,125	196,625
30 Year U.S. Treasury Bond	9/19/2012	113	16,720,469	107,312

Total				$(1,990,692)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	9/13/2012	1	$22,910	$1,130
Corn	12/14/2012	5	158,687	20,000
Gold	8/29/2012	2	320,840	10,700
KC Wheat	9/14/2012	1	37,800	38
Soybean	11/14/2012	56	3,997,700	452,412
Soybean Meal	12/14/2012	66	2,726,460	107,330
Soybean Oil	12/14/2012	1	31,848	510
Wheat	9/14/2012	4	151,450	1,000
Zinc	9/19/2012	10	469,875	(125)

Total				$592,995

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

At June 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	7/20/2012	9	$699,884	$(18,679)
DAX	9/21/2012	1	202,844	(7,387)
FTSE 100	9/21/2012	22	1,902,968	(31,182)
FTSE MIB	9/21/2012	17	1,537,784	(50,126)
IBEX 35	7/20/2012	30	2,652,195	(97,165)
MSCI Singapore	7/30/2012	123	6,449,307	(198,082)
Nikkei 225	9/14/2012	17	1,916,182	(40,408)
TOPIX	9/14/2012	207	19,914,055	(619,941)
10 Year Australia Government Bond	9/17/2012	80	10,272,477	67,648
10 Year Canada Government Bond	9/19/2012	646	87,848,640	(313,692)

Total				$(1,309,014)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	9/19/2012	114	$5,442,075	$193,800
Brent Crude Oil	7/16/2012	3	293,400	(15,330)
Coffee	9/18/2012	82	5,249,025	(408,975)
Copper High Grade	9/26/2012	32	2,797,200	(86,000)
Copper LME	9/19/2012	10	1,922,375	(70,688)
Cotton	12/06/2012	38	1,355,270	(38,950)
Gas Oil	8/10/2012	1	84,325	(1,725)
Gasoline	7/31/2012	2	221,071	(12,978)
Heating Oil	7/31/2012	6	682,895	(19,076)
Light Sweet Crude Oil	7/20/2012	2	169,920	(12,300)
Live Cattle	8/31/2012	7	337,260	(1,820)
Natural Gas	7/27/2012	49	1,383,760	(138,670)
Nickel	9/19/2012	41	4,115,334	8,364
Silver	9/26/2012	2	276,120	(6,970)
Sugar	9/28/2012	82	1,929,558	(137,760)
Zinc	9/19/2012	48	2,255,400	(101,580)

Total				$(850,658)

2 Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at June 30, 2012 (Unaudited)

Certificates of Deposit	60.1%
Financial Company Commercial Paper	23.2
Commercial Paper	11.8

Total Investments	95.1
Other assets less liabilities (including open forward foreign currency and futures contracts)	4.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 93.2% of Net Assets
	Certificates of Deposit — 65.8%
$9,800,000	National Bank of Canada, 0.030%, 7/02/2012	$9,800,000
60,000,000	Royal Bank of Canada, 0.100%, 7/02/2012	60,000,000
60,000,000	BNP Paribas, 0.120%, 7/02/2012	60,000,000
40,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	40,000,560
23,000,000	Standard Chartered Bank (NY), 0.220%, 7/09/2012	23,000,138
50,000,000	Standard Chartered Bank (NY), 0.540%, 7/13/2012(b)	50,006,600
35,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(b)	35,002,450
23,000,000	Canadian Imperial Bank of Commerce (NY), 0.335%, 7/25/2012(b)(c)	23,000,069
30,000,000	Barclays Bank PLC, 0.170%, 7/27/2012	30,000,000
30,000,000	Mizuho Corporate Bank, 0.340%, 8/02/2012	30,002,820
40,000,000	National Australia Bank, 0.350%, 8/02/2012(b)	40,008,320
27,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012(b)	27,000,270
30,000,000	Mizuho Corporate Bank, 0.340%, 8/06/2012	30,003,150
25,000,000	National Australia Bank, 0.343%, 8/16/2012(c)	24,999,075
23,000,000	Canadian Imperial Bank of Commerce (NY), 0.244%, 8/21/2012(c)	22,999,356
17,000,000	Canadian Imperial Bank of Commerce (NY), 0.390%, 8/24/2012(b)(c)	17,000,221
22,000,000	Nordea Bank Finland (NY), 0.280%, 8/29/2012	22,002,244
46,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012	46,018,768
60,000,000	Bank of Montreal (IL), 0.190%, 9/18/2012	60,002,700
30,000,000	Wells Fargo, 0.170%, 9/19/2012	29,987,190
35,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012	35,008,155
60,000,000	Societe Generale S.A., 0.345%, 9/28/2012(c)	59,896,380
20,000,000	Bank of Nova Scotia (TX), 0.335%, 12/21/2012(c)	19,997,540
59,100,000	Sumitomo Mitsui Trust (NY), 0.485%, 12/31/2012(c)	59,089,421
61,500,000	Westpac Banking Corp. (NY), 0.466%, 2/04/2013(c)	61,489,729

		916,315,156

	Financial Company Commercial Paper — 19.2%
63,000,000	ING (US) Funding LLC, 0.190%, 7/05/2012(d)	62,998,670
30,000,000	Nordea North America, Inc., 0.160%, 7/06/2012(d)	29,999,250
64,000,000	General Electric Capital Corp., 0.170%, 7/16/2012(d)	63,996,352
50,000,000	Overseas Chinese Banking Corp. Ltd., 0.250%, 8/27/2012(d)	49,982,900
20,900,000	Nestle Capital Corporation, 0.180%, 8/28/2012(d)	20,895,465
40,000,000	United Overseas Funding Corp., 0.200%, 9/10/2012(d)	39,984,222

		267,856,859

	Commercial Paper — 8.2%
50,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.410%, 7/10/2012(d)	49,994,875
27,500,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 7/17/2012	27,500,000
36,000,000	Private Export Funding Corp., 0.180%, 7/30/2012(d)	35,994,096

		113,488,971

	Total Short-Term Investments (Identified Cost $1,297,746,906)	1,297,660,986

	Total Investments — 93.2% (Identified Cost $1,297,746,906)(a)	1,297,660,986
	Other assets less liabilities — 6.8%	94,638,908

	Net Assets — 100.0%	$1,392,299,894

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Global Alternatives Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2012, the net unrealized depreciation on short-term investments based on a cost of $1,297,746,906 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$59,170
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(145,090)

	Net unrealized depreciation	$(85,920)

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	9/19/2012	Australian Dollar	42,300,000	$42,984,591	$1,252,637
Buy	9/19/2012	British Pound	25,312,500	39,635,047	304,369
Buy	9/19/2012	British Pound	7,250,000	11,352,260	(19,684)
Sell	9/19/2012	British Pound	5,500,000	8,612,060	(25,641)
Buy	9/19/2012	Canadian Dollar	65,100,000	63,832,528	388,341
Sell	9/19/2012	Canadian Dollar	9,800,000	9,609,198	(87,350)
Buy	9/19/2012	Euro	5,250,000	6,648,815	(1,686)
Sell	9/19/2012	Euro	5,750,000	7,282,035	27,250
Sell	9/19/2012	Euro	20,250,000	25,645,428	(197,921)
Buy	9/19/2012	Japanese Yen	6,675,000,000	83,594,635	(377,949)
Sell	9/19/2012	Japanese Yen	2,925,000,000	36,631,357	217,980
Sell	9/19/2012	Japanese Yen	1,400,000,000	17,532,957	(78,274)
Buy	9/19/2012	Swedish Krona	278,000,000	40,075,897	959,719
Sell	9/19/2012	Swedish Krona	62,000,000	8,937,790	(101,928)
Buy	9/19/2012	Swiss Franc	20,125,000	21,245,456	178,189
Buy	9/19/2012	Swiss Franc	7,875,000	8,313,439	(14,195)
Sell	9/19/2012	Swiss Franc	2,000,000	2,111,350	8,395
Sell	9/19/2012	Swiss Franc	4,375,000	4,618,577	(29,073)

Total					$2,403,179

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Global Alternatives Fund – (continued)

At June 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	9/21/2012	329	$66,735,578	$1,900,258
E-mini S&P 500®	9/21/2012	1,722	116,794,650	2,739,375
Eurodollar	9/17/2012	8,153	2,028,466,400	840,538
FTSE 100	9/21/2012	539	46,622,705	514,849
German Euro Bund	9/06/2012	1,175	209,512,884	(3,733,590)
Hang Seng	7/30/2012	484	60,668,836	1,278,566
TOPIX	9/14/2012	603	58,010,509	3,097,079
UK Long Gilt	9/26/2012	355	66,223,211	56,851
10 Year Japan Government Bond	9/10/2012	82	147,402,014	193,657
10 Year U.S. Treasury Note	9/19/2012	1,651	220,202,125	630,070

Total				$7,517,653

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	9/19/2012	693	$33,082,087	$(630,761)
Brent Crude Oil	7/16/2012	633	61,907,400	1,513,310
Copper LME	9/19/2012	32	6,151,600	216,224
Gas Oil	8/10/2012	526	44,354,950	957,100
Gold	8/29/2012	158	25,346,360	845,300
Heating Oil	7/31/2012	356	40,518,425	1,407,852
Light Sweet Crude Oil	7/20/2012	127	10,789,920	591,710
Nickel	9/19/2012	85	8,531,790	(17,340)
Zinc	9/19/2012	181	8,504,738	88,087

Total				$4,971,482

At June 30, 2012, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper LME	9/19/2012	120	$23,068,500	$(828,046)
Natural Gas	7/27/2012	148	4,179,520	(418,840)

Total				$(1,246,886)

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

39  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Global Alternatives Fund – (continued)

Investment Summary at June 30, 2012 (Unaudited)

Certificates of Deposit	65.8%
Financial Company Commercial Paper	19.2
Commercial Paper	8.2

Total Investments	93.2
Other assets less liabilities (including open forward foreign currency and futures contracts)	6.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)

Short-Term Investments — 90.7% of Net Assets
	Certificates of Deposit — 64.2%
$21,900,000	National Bank of Canada, 0.030%, 7/02/2012	$21,900,000
33,000,000	Royal Bank of Canada, 0.100%, 7/02/2012	33,000,000
33,000,000	BNP Paribas, 0.120%, 7/02/2012	33,000,000
30,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	30,000,420
25,000,000	Standard Chartered Bank (NY), 0.220%, 7/09/2012	25,000,150
15,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(b)	15,001,050
8,000,000	Canadian Imperial Bank of Commerce (NY), 0.335%, 7/25/2012(b)(c)	8,000,024
29,000,000	Mizuho Corporate Bank, 0.340%, 8/02/2012	29,002,726
12,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012	12,000,120
20,000,000	National Australia Bank, 0.343%, 8/16/2012(b)(c)	19,999,260
28,000,000	ANZ Banking, 0.210%, 8/17/2012	28,003,808
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.244%, 8/21/2012(b)(c)	14,999,580
8,000,000	Canadian Imperial Bank of Commerce (NY), 0.390%, 8/24/2012(b)(c)	8,000,104
13,000,000	Nordea Bank Finland (NY), 0.280%, 8/29/2012	13,001,326
20,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012	20,008,160
15,000,000	Bank of Nova Scotia (TX), 0.190%, 9/06/2012	14,999,145
33,000,000	Bank of Montreal (IL), 0.190%, 9/18/2012	33,001,485
30,000,000	Wells Fargo, 0.170%, 9/19/2012	29,987,190
15,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012(b)	15,003,495
30,000,000	Societe Generale S.A., 0.345%, 9/28/2012(c)	29,948,190
4,000,000	Bank of Nova Scotia (TX), 0.335%, 12/21/2012(c)	3,999,508
30,000,000	Sumitomo Mitsui Trust (NY), 0.485%, 12/31/2012(c)	29,994,630
25,000,000	Westpac Banking Corp. (NY), 0.466%, 2/04/2013(c)	24,995,825

		492,846,196

	Financial Company Commercial Paper — 18.8%
25,000,000	ING (US) Funding LLC, 0.190%, 7/05/2012(d)	24,999,472
12,000,000	Nordea North America, Inc., 0.160%, 7/06/2012(d)	11,999,700
29,000,000	General Electric Capital Corp., 0.170%, 7/16/2012(d)	28,998,347
22,750,000	Overseas Chinese Banking Corp., 0.220%, 8/03/2012(d)	22,745,928
5,500,000	Nestle Capital Corporation, 0.180%, 8/28/2012(d)	5,498,806
20,000,000	Nestle Capital Corporation, 0.180%, 8/29/2012(d)	19,995,600
30,000,000	United Overseas Funding Corp., 0.200%, 9/10/2012(d)	29,982,600

		144,220,453

	Commercial Paper — 7.7%
16,120,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.410%, 7/10/2012(d)	16,118,348
15,000,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 7/17/2012	15,000,000
15,100,000	Cofco Captial Corp., (Credit Support: Rabobank), 0.380%, 7/17/2012(d)	15,097,450
12,550,000	Tennessee State School Bond Authority, 0.160%, 8/02/2012	12,550,000

		58,765,798

	Total Short-Term Investments (Identified Cost $695,891,344)	695,832,447

	Total Investments — 90.7% (Identified Cost $695,891,344)(a)	695,832,447
	Other assets less liabilities — 9.3%	71,308,571

	Net Assets — 100.0%	$767,141,018

See accompanying notes to financial statements.

41  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2012, the net unrealized depreciation on short-term investments based on a cost of $695,891,344 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,905
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(83,802)

	Net unrealized depreciation	$(58,897)

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency or futures contracts.
(c)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	9/19/2012	Australian Dollar	27,900,000	$28,351,538	$138,384
Sell	9/19/2012	Australian Dollar	28,200,000	28,656,394	(814,549)
Buy	9/19/2012	British Pound	21,750,000	34,056,781	246,471
Sell	9/19/2012	British Pound	29,687,500	46,485,549	(304,802)
Sell	9/19/2012	Canadian Dollar	38,200,000	37,456,261	(264,348)
Buy	9/19/2012	Euro	18,125,000	22,954,241	89,898
Sell	9/19/2012	Euro	34,000,000	43,058,991	(332,312)
Buy	9/19/2012	Japanese Yen	2,950,000,000	36,944,445	(403,173)
Buy	9/19/2012	New Zealand Dollar	26,200,000	20,862,757	400,359
Sell	9/19/2012	New Zealand Dollar	5,000,000	3,981,442	(142,247)
Buy	9/19/2012	Norwegian Krone	46,000,000	7,710,856	19,609
Buy	9/19/2012	Norwegian Krone	2,000,000	335,255	(1,056)
Sell	9/19/2012	Norwegian Krone	54,000,000	9,051,874	(142,753)
Buy	9/19/2012	Singapore Dollar	13,375,000	10,559,496	3,697
Sell	9/19/2012	Singapore Dollar	27,250,000	21,513,740	(199,475)
Buy	9/19/2012	Swedish Krona	218,000,000	31,426,423	623,519
Sell	9/19/2012	Swedish Krona	204,000,000	29,408,212	(916,604)
Buy	9/19/2012	Swiss Franc	35,125,000	37,080,579	193,307
Sell	9/19/2012	Swiss Franc	48,500,000	51,200,230	(390,415)
Buy	9/19/2012	Turkish Lira	15,300,000	8,322,765	126,409
Buy	9/19/2012	Turkish Lira	26,400,000	14,360,849	(44,725)
Sell	9/19/2012	Turkish Lira	10,500,000	5,711,701	(90,545)

Total					$(2,205,351)

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  42

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

At June 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	7/20/2012	21	$1,633,063	$56,074
E-mini Dow	9/21/2012	273	17,482,920	275,765
E-mini NASDAQ 100	9/21/2012	344	17,955,080	195,038
E-mini S&P 500®	9/21/2012	175	11,869,375	270,200
Euribor	9/17/2012	6,318	1,988,761,766	1,139,867
Euro Schatz	9/06/2012	4,181	584,634,809	(1,466,998)
Eurodollar	9/17/2012	5,339	1,328,343,200	72,925
FTSE 100	9/21/2012	193	16,694,215	32,185
FTSE JSE Top 40	9/20/2012	594	21,468,418	(783,299)
FTSE MIB	9/21/2012	7	633,205	30,385
German Euro BOBL	9/06/2012	933	148,639,677	(1,657,361)
German Euro Bund	9/06/2012	509	90,759,198	(2,505,701)
Hang Seng	7/30/2012	11	1,378,837	31,619
IBEX 35	7/20/2012	27	2,386,976	156,458
Mini-Russell 2000	9/21/2012	19	1,511,260	52,630
MSCI Singapore	7/30/2012	27	1,415,702	43,481
Nikkei 225	9/14/2012	15	1,690,749	26,271
OMXS30	7/20/2012	478	7,108,725	288,495
SGX CNX Nifty	7/26/2012	1,005	10,641,945	283,868
Sterling	9/19/2012	5,179	1,005,978,743	129,168
TOPIX	9/14/2012	13	1,250,641	37,406
UK Long Gilt	9/26/2012	601	112,113,098	88,503
2 Year U.S. Treasury Note	9/28/2012	4,065	895,062,187	(346,156)
3 Year Australia Government Bond	9/17/2012	1,608	181,680,251	(731,156)
5 Year U.S. Treasury Note	9/28/2012	2,677	331,864,344	478,359
10 Year Australia Government Bond	9/17/2012	610	78,327,636	(232,292)
10 Year Canada Government Bond	9/19/2012	1,175	159,786,612	1,387,320
10 Year Japan Government Bond	9/10/2012	373	670,499,406	1,311,065
10 Year U.S. Treasury Note	9/19/2012	1,363	181,790,125	679,172
30 Year U.S. Treasury Bond	9/19/2012	528	78,127,500	65,234

Total				$(591,475)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Corn	12/14/2012	20	$634,750	$123,250
Gas Oil	8/10/2012	43	3,625,975	86,000
Gold	8/29/2012	4	641,680	21,400
Light Sweet Crude Oil	7/20/2012	45	3,823,200	91,800
Soybean	11/14/2012	209	14,919,988	1,066,650
Soybean Meal	12/14/2012	375	15,491,250	250,970
Soybean Oil	12/14/2012	23	732,504	48,024
Wheat	9/14/2012	2	75,725	7,650
Zinc	9/19/2012	4	187,950	(50)

Total				$1,695,694

See accompanying notes to financial statements.

43  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

At June 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200	9/20/2012	136	$14,117,948	$125,276
CAC 40	7/20/2012	51	2,060,131	(105,524)
DAX	9/21/2012	27	5,476,780	(73,430)
EURO STOXX 50®	9/21/2012	25	713,425	(41,129)
MSCI Taiwan	7/30/2012	512	12,974,080	(378,880)
S&P/TSX 60	9/20/2012	9	1,169,355	(23,691)

Total				$(497,378)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	9/19/2012	366	$17,471,925	$372,989
Cocoa	9/13/2012	79	1,809,890	(89,270)
Coffee	9/18/2012	187	11,970,338	(872,813)
Copper High Grade	9/26/2012	68	5,944,050	(130,387)
Copper LME	9/19/2012	31	5,959,362	(219,131)
Cotton	12/06/2012	160	5,706,400	(164,000)
Gasoline	7/31/2012	2	221,071	(9,811)
KC Wheat	9/14/2012	78	2,948,400	(218,313)
Live Cattle	8/31/2012	137	6,600,660	(45,580)
Natural Gas	7/27/2012	175	4,942,000	(495,250)
Nickel	9/19/2012	78	7,829,172	15,912
Silver	9/26/2012	15	2,070,900	84,300
Sugar	9/28/2012	94	2,211,933	(157,920)

Total				$(1,929,274)

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at June 30, 2012 (Unaudited)

Certificates of Deposit	64.2%
Financial Company Commercial Paper	18.8
Commercial Paper	7.7

Total Investments	90.7
Other assets less liabilities (including open forward foreign currency and futures contracts)	9.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 72.8% of Net Assets
Non-Convertible Bonds — 70.1%
	ABS Car Loan — 0.2%
$730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$749,143
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	430,531

		1,179,674

	ABS Home Equity — 2.6%
848,939	Banc of America Funding Corp., Series 2004-C, Class 4A1, 0.574%, 12/20/2034(b)	588,230
880,459	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	642,205
1,600,231	CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	1,152,499
1,093,532	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	681,461
309,263	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.738%, 9/20/2034(b)	258,637
604,747	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.515%, 4/25/2035(b)	370,771
1,054,980	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	811,028
2,574,378	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.395%, 11/25/2036(b)	781,159
1,256,336	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.318%, 7/19/2035(b)	1,082,459
376,263	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.848%, 12/25/2034(b)	283,665
1,249,296	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.134%, 7/25/2035(b)	1,067,152
357,675	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.565%, 7/25/2045(b)	235,207
1,104,372	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.865%, 4/25/2036(b)	831,592
2,391,499	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	2,057,263
595,409	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.351%, 5/25/2036(b)	537,297
323,727	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.957%, 12/25/2046(b)	231,918
885,484	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	894,471

		12,507,014

	ABS Other — 0.9%
2,958,141	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	2,988,102
1,302,086	Sierra Receivables Funding Co.,, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	1,309,907

		4,298,009

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Aerospace & Defense — 0.5%
$2,250,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	$1,700,352
800,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	648,610

		2,348,962

	Airlines — 1.9%
157,339	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	155,766
5,160,000	Doric Nimrod Air Finance Alpha Ltd., Pass Through Trust, Series 2012-1, Class A, 5.125%, 11/30/2024, 144A	5,240,625
1,615,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,653,356
1,948,193	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	2,065,084

		9,114,831

	Automotive — 0.6%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)	3,024,045

	Banking — 4.9%
2,552,675	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	1,329,530
4,800,000	Capital One Capital VI, 8.875%, 5/15/2040	4,878,000
5,145,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017(c)	5,295,167
4,735,000	Lloyds TSB Bank PLC, EMTN, 6.500%, 3/24/2020, (EUR)	5,216,996
2,200,000	Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	2,464,022
2,000,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	2,166,904
1,950,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	2,278,592

		23,629,211

	Building Materials — 0.5%
2,400,000	Odebrecht Finance Ltd., 7.125%, 6/26/2042, 144A	2,388,000

	Chemicals — 1.4%
2,980,000	Hercules, Inc., 6.500%, 6/30/2029	2,443,600
950,000	Ineos Group Holdings Ltd., 7.875%, 2/15/2016, 144A, (EUR)	1,042,930
3,300,000	Sinopec Group Overseas Development 2012 Ltd., 3.900%, 5/17/2022, 144A	3,440,035

		6,926,565

	Collateralized Mortgage Obligations — 4.5%
1,912,986	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.237%, 9/25/2045(b)	1,533,446
1,308,253	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.535%, 11/25/2045(b)	824,966
643,640	Banc of America Funding Corp., Series 2004-B, Class 4A2, 2.685%, 11/20/2034(b)	491,640
739,890	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.474%, 4/20/2035(b)	568,533
1,576,884	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.520%, 2/25/2036	1,352,024
705,465	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.515%, 2/22/2035(b)	443,384
1,073,295	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.455%, 5/25/2035(b)	619,291
2,077,200	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.904%, 4/25/2035(b)	978,569

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$2,877,693	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.315%, 12/25/2046(b)	$1,065,609
228,123	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.593%, 1/19/2035(b)	143,330
175,093	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 3.057%, 12/19/2035(b)	141,371
2,182,849	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.976%, 12/19/2035(b)	1,530,788
2,743,572	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.355%, 5/25/2037(b)	1,420,622
1,411,392	Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.025%, 12/25/2034(b)	858,266
1,130,145	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.405%, 12/25/2036(b)	546,086
1,107,310	Lehman XS Trust, Series 2006-4N, Class A2A, 0.465%, 4/25/2046(b)	535,188
2,380,820	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.365%, 7/25/2037(b)(d)	1,115,652
760,580	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.405%, 1/25/2047(b)	385,538
1,135,846	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.485%, 5/25/2037(b)	537,255
1,764,706	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,592,545
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	2,630,995
387,231	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.939%, 10/25/2035(b)	372,128
2,303,488	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 4.097%, 12/25/2035(b)	1,412,496
583,530	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.640%, 9/25/2046(b)	442,667

		21,542,389

	Commercial Mortgage-Backed Securities — 8.2%
1,329,067	American Home Mortgage Investment Trust, Series 2005-2, Class 4A2, 2.237%, 9/25/2045(b)	1,093,952
950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 5.811%, 5/11/2039, 144A(b)	952,339
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.550%, 4/15/2044, 144A(b)	3,910,876
2,376,607	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	2,336,675
5,109,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)	4,445,806
2,659,667	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.156%, 6/19/2035(b)	2,484,927
4,340,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.790%, 8/10/2045(b)	3,884,591
1,110,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	1,081,507

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 8.2%
$4,060,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class D, 6.313%, 6/15/2043, 144A(b)	$4,011,999
1,575,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/2049	1,444,299
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class D, 5.254%, 9/15/2047, 144A(b)	1,180,088
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.254%, 9/15/2047, 144A(b)	1,059,281
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.318%, 6/15/2044, 144A(b)	1,723,237
3,700,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, 8/12/2045, 144A(b)(c)	3,842,206
1,000,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.790%, 8/15/2045, 144A(b)	1,038,434
5,400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(b)	4,826,099

		39,316,316

	Consumer Products — 1.3%
4,625,000	Procter & Gamble Co. (The), 0.386%, 2/06/2014(b)(c)	4,628,686
1,555,000	Visant Corp., 10.000%, 10/01/2017	1,543,338

		6,172,024

	Distributors — 0.4%
1,625,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	1,663,201

	Diversified Manufacturing — 2.5%
3,000,000	Mcron Finance Sub LLC/Mcron Finance Corp., 8.375%, 5/15/2019, 144A	2,970,000
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,605,900
4,500,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	4,500,000

		12,075,900

	Electric — 3.5%
1,200,000	Centrais Eletricas Brasileiras S.A., 5.750%, 10/27/2021, 144A	1,311,600
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,250,622
1,320,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	1,148,293
4,700,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	2,852,726
1,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,413,104
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	692,121
4,455,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.750%, 3/01/2022, 144A	4,555,238
2,565,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	2,597,063

		16,820,767

	Food & Beverage — 1.0%
4,600,000	BRF - Brazil Foods S.A., 5.875%, 6/06/2022, 144A	4,738,000

	Gaming — 1.1%
2,400,000	Mandalay Resort Group, 7.625%, 7/15/2013	2,460,000
500,000	MGM Resorts International, 6.875%, 4/01/2016	502,500
250,000	MGM Resorts International, 7.500%, 6/01/2016	258,750

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Gaming — continued
$2,000,000	MGM Resorts International, 7.625%, 1/15/2017	$2,065,000

		5,286,250

	Government Owned - No Guarantee — 2.2%
4,320,000	Petrobras International Finance Co., 5.375%, 1/27/2021	4,655,971
400,000	Petrobras International Finance Co., 6.750%, 1/27/2041	469,194
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	5,605,373

		10,730,538

	Government Sponsored — 0.7%
2,275,000	Eksportfinans ASA, 2.000%, 9/15/2015	2,036,002
1,410,000	Eksportfinans ASA, EMTN, 2.250%, 2/11/2021, (CHF)	1,143,866
55,000	Eksportfinans ASA, 2.375%, 5/25/2016	48,888

		3,228,756

	Healthcare — 0.1%
450,000	Owens & Minor, Inc., 6.350%, 4/15/2016(e)	491,304

	Independent Energy — 2.7%
2,335,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	1,984,750
1,990,000	Halcon Resource Corp., 9.750%, 7/15/2020, 144A	1,963,056
2,560,000	OGX Petroleo e Gas Participacoes S.A., 8.375%, 4/01/2022, 144A	2,208,000
2,800,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	2,492,000
1,300,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	1,313,000
2,850,000	Talisman Energy, Inc., 5.500%, 5/15/2042	2,927,440

		12,888,246

	Industrial Other — 1.7%
4,700,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	4,926,878
3,250,000	Steelcase, Inc., 6.375%, 2/15/2021	3,445,244

		8,372,122

	Life Insurance — 0.8%
3,300,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A	3,663,000

	Media Cable — 0.3%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,552,554

	Media Non-Cable — 0.5%
230,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020, 144A	220,225
910,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020, 144A	889,525
1,145,000	Intelsat Jackson Holdings S.A., 7.250%, 10/15/2020, 144A	1,202,250

		2,312,000

	Metals & Mining — 1.7%
4,875,000	ArcelorMittal, 5.500%, 3/01/2021	4,614,270
2,400,000	BHP Billiton Finance USA Ltd., 0.737%, 2/18/2014(b)	2,408,268
1,360,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	1,268,200

		8,290,738

	Non-Captive Consumer — 0.5%
2,225,000	SLM Corp., MTN, 7.250%, 1/25/2022	2,352,937

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — 2.7%
$2,340,000	Air Lease Corp., 5.625%, 4/01/2017, 144A	$2,304,900
4,700,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049	4,965,362
600,000	GMAC International Finance BV, 7.500%, 4/21/2015, (EUR)	791,570
2,375,000	International Lease Finance Corp., 4.875%, 4/01/2015	2,386,754
2,210,000	International Lease Finance Corp., 6.750%, 9/01/2016, 144A	2,375,750

		12,824,336

	Oil Field Services — 1.7%
2,970,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	2,828,925
2,325,000	Nabors Industries, Inc., 9.250%, 1/15/2019	3,018,589
2,500,000	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023, 144A	2,506,250

		8,353,764

	Paper — 1.0%
2,400,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022, 144A	2,453,477
2,350,000	Rock-Tenn Co., 4.450%, 3/01/2019, 144A	2,413,899

		4,867,376

	Pharmaceuticals — 1.1%
4,765,000	Amgen, Inc., 5.375%, 5/15/2043(c)	5,154,510

	Pipelines — 1.0%
4,430,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	4,747,365

	Technology — 0.5%
2,400,000	BMC Software, Inc., 4.250%, 2/15/2022	2,401,783

	Treasuries — 8.1%
25,200,000	Canadian Government, 1.750%, 3/01/2013, (CAD)(c)	24,877,977
1,260,000(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)	9,773,106
200,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,570,614
325,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	2,898,335

		39,120,032

	Wireless — 1.9%
4,975,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	4,527,250
4,700,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	4,794,000

		9,321,250

	Wirelines — 4.9%
1,275,000	eAccess Ltd., 8.375%, 4/01/2018, 144A, (EUR)	1,393,671
1,170,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,228,500
12,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	6,362,709
7,534,000	Qwest Corp., 7.200%, 11/10/2026	7,609,340
1,100,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	844,250
850,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	720,375
1,250,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	1,093,750
250,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	215,346
525,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	457,166

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
1,500,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	$2,023,257
2,000,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,748,574

		23,696,938

	Total Non-Convertible Bonds (Identified Cost $342,593,209)	337,400,707

Convertible Bonds — 2.7%
	Automotive — 0.7%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016	2,237,900
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015	1,098,525

		3,336,425

	Diversified Manufacturing — 0.2%
645,000	EMC Corp., Series B, 1.750%, 12/01/2013	1,049,737

	Independent Energy — 0.1%
425,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	388,344

	Metals & Mining — 0.4%
2,515,000	Peabody Energy Corp., 4.750%, 12/15/2066	2,040,294

	Pharmaceuticals — 0.4%
1,255,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,639,344

	Technology — 0.9%
1,120,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,246,000
1,045,000	Intel Corp., 3.250%, 8/01/2039	1,406,831
815,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	728,406
905,000	SanDisk Corp., 1.500%, 8/15/2017	931,019

		4,312,256

	Total Convertible Bonds (Identified Cost $14,469,573)	12,766,400

	Total Bonds and Notes (Identified Cost $357,062,782)	350,167,107

Senior Loans — 7.8%
	Building Materials — 0.4%
925,900	CPG International, Inc., New Term Loan B, 6.000%, 2/18/2017(b)	886,549
1,217,597	Nortek, Inc., Term Loan, 5.252%, 4/26/2017(f)	1,214,554

		2,101,103

	Chemicals — 0.8%
957,600	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	929,667
1,180,000	Kronos Worldwide, Inc., Term Loan B, 5.750%, 6/13/2018(b)	1,177,050
1,197,000	Taminco Global Chemical Corporation, Term Loan B1, 5.250%, 2/15/2019(b)	1,191,015
502,452	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(b)	492,458

		3,790,190

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Consumer Cyclical Services — 0.2%
$92,239	Instant Web, Inc., Delayed Draw Term Loan, 3.620%, 8/07/2014(b)	$72,177
879,359	Instant Web, Inc., Term Loan B, 3.620%, 8/07/2014(b)	688,098

		760,275

	Consumer Products — 0.5%
1,220,000	NBTY, Inc., Term Loan B1, 4.250%, 10/02/2017(b)	1,217,218
1,500,000	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	1,451,250

		2,668,468

	Diversified Manufacturing — 0.2%
1,123,229	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	1,114,805

	Electric — 0.0%
153,481	AES Corporation, New Term Loan, 4.250%, 6/01/2018(b)	153,314

	Financial Other — 0.3%
1,291,406	SS&C Technologies, Inc., Term Loan B-1, 5.000%, 6/07/2019(b)	1,285,491
133,594	SS&C Technologies, Inc., Term Loan B-2, 5.000%, 6/07/2019(b)	132,982

		1,418,473

	Food & Beverage — 0.1%
318,203	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(b)	318,998

	Health Insurance — 0.1%
479,433	Multiplan, Inc., New Term Loan B, 4.750%, 8/26/2017(b)	472,391

	Healthcare — 0.5%
806,000	Bausch & Lomb, Inc., Term Loan B, 5.250%, 5/17/2019(b)	800,761
507,437	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	480,797
885,000	Thomas Reuter (Healthcare), Inc., Term Loan B, 6.750%, 6/06/2019(b)	882,788
313,417	TriZetto Group, Inc.(The), Term Loan B, 4.750%, 5/02/2018(b)	305,738

		2,470,084

	Industrial Other — 0.4%
1,027,000	Generac Power Systems, Inc., New Term Loan B, 6.250%, 5/22/2018(b)	1,021,865
779,048	ON Assignment, Inc., Term Loan B, 5.000%, 5/15/2019(b)	771,257

		1,793,122

	Media Cable — 0.2%
1,187,025	Cequel Communications LLC, Term Loan B, 4.000%, 2/14/2019(b)	1,161,207

	Media Non-Cable — 0.3%
2,370,000	RBS International Direct Marketing, LLC, Term Loan B, 8.250%, 3/23/2017(b)	1,422,000

	Metals & Mining — 0.5%
2,464,000	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	2,416,765

	Non-Captive Consumer — 0.1%
243,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b)	240,847

	Packaging — 0.1%
585,000	TricorBraun, Inc., New Term Loan B, 5.500%, 5/03/2018(b)	581,344

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 0.7%
$1,053,141	Grifols, Inc., New Term Loan B, 4.500%, 6/01/2017(b)	$1,041,673
1,220,879	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(b)	1,205,606
1,040,000	Valeant Pharmaceuticals International, Series A Tranche B, 4.750%, 2/13/2019(b)	1,025,055

		3,272,334

	Pipelines — 0.4%
825,000	Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 3/24/2017(b)	808,649
1,230,000	NGPL PipeCo LLC, Term Loan B, 6.750%, 9/15/2017(b)	1,204,379

		2,013,028

	Property & Casualty Insurance — 0.2%
410,000	AmWINS Group, Inc., New 2nd Lien Term Loan, 9.250%, 12/06/2019(b)	402,312
517,703	Applied Systems, Inc., Incremental Term Loan A, 5.500%, 12/08/2016(b)	513,173

		915,485

	Restaurants — 0.1%
262,000	P.F. Chang’s China Bistro, Inc., Term Loan B, 7/02/2019(g)	262,165

	Retailers — 0.4%
695,000	Ascena Retail Group, Inc., Term Loan B, 4.750%, 6/14/2018(b)	694,131
1,210,000	Harbor Freight Tools USA, Inc., Term Loan B, 5.500%, 11/14/2017(b)	1,203,950

		1,898,081

	Technology — 0.7%
1,225,596	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	1,185,764
1,198,945	Eagle Parent, Inc., New Term Loan, 5.000%, 5/16/2018(b)	1,181,260
442,775	Kronos, Inc., Tranche C Term Loan, 6.250%, 12/28/2017(b)	442,314
448,875	Nxp B.V., Incremental Term Loan B, 5.250%, 3/19/2019(b)	446,070

		3,255,408

	Wireless — 0.2%
1,233,748	MetroPCS Wireless, Inc., Incremental Term Loan B3, 4.000%, 3/16/2018(b)	1,203,484

	Wirelines — 0.4%
725,000	Level 3 Financing, Inc., Term Loan B3, 5.750%, 8/31/2018(g)	724,319
1,013,000	Zayo Bandwidth LLC, Term Loan B, 7/02/2019(g)	1,015,350

		1,739,669

	Total Senior Loans (Identified Cost $38,430,012)	37,443,040

Shares
Common Stocks — 4.6%
	Chemicals — 0.2%
35,700	Dow Chemical Co. (The)	1,124,550

	Diversified Financial Services — 0.2%
27,800	JPMorgan Chase & Co.	993,294

	Diversified Telecommunication Services — 1.7%
112,480	AT&T, Inc.	4,011,037
46,900	Deutsche Telekom AG, Sponsored ADR	512,711

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Shares	Description	Value (†)

	Diversified Telecommunication Services — continued
111,203	Telefonica S.A., Sponsored ADR	$1,456,759
52,213	Verizon Communications, Inc.	2,320,345

		8,300,852

	Metals & Mining — 0.2%
10,935	Barrick Gold Corp.	410,828
8,416	Goldcorp, Inc.	316,273
6,635	Newmont Mining Corp.	321,864

		1,048,965

	Oil, Gas & Consumable Fuels — 1.2%
11,400	Chevron Corp.	1,202,700
17,200	ExxonMobil Corp.	1,471,804
21,700	Royal Dutch Shell PLC, ADR	1,463,231
33,125	Total S.A., Sponsored ADR	1,488,969

		5,626,704

	Paper & Forest Products — 0.1%
14,100	International Paper Co.	407,631

	Pharmaceuticals — 0.2%
15,000	Bristol-Myers Squibb Co.	539,250
10,500	GlaxoSmithKline PLC, Sponsored ADR	478,485

		1,017,735

	Tobacco — 0.6%
57,114	Altria Group, Inc.	1,973,289
7,500	Philip Morris International, Inc.	654,450

		2,627,739

	Wireless Telecommunication Services — 0.2%
37,300	Vodafone Group PLC, Sponsored ADR	1,051,114

	Total Common Stocks (Identified Cost $21,505,551)	22,198,584

Preferred Stocks — 2.1%
Convertible Preferred Stocks — 1.1%
	Automotive — 0.5%
72,200	General Motors Co., Series B, 4.750%	2,397,040

	Banking — 0.5%
2,240	Wells Fargo & Co., Series L, Class A, 7.500%	2,520,000

	REITs - Shopping Centers — 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	432,000

	Total Convertible Preferred Stocks (Identified Cost $6,386,592)	5,349,040

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Shares	Description	Value (†)

Non-Convertible Preferred Stocks — 1.0%
	Non-Captive Diversified — 1.0%
2,590	Ally Financial, Inc., Series G, 7.000%, 144A	$2,307,447
102,000	Montpelier Re Holdings Ltd., 8.875%	2,764,200

		5,071,647

	Total Non-Convertible Preferred Stocks (Identified Cost $4,809,600)	5,071,647

	Total Preferred Stocks (Identified Cost $11,196,192)	10,420,687

Purchased Options — 0.1%
	Options on Securities — 0.1%
600,000	Industrial Select Sector SPDR® Fund Put, expiring September 22, 2012 at 33 (Identified Cost $1,171,650)	393,000

Principal Amount (‡)
Short-Term Investments — 10.4%
$34,993,465	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $34,993,465 on 7/02/2012 collateralized by $35,660,000 Federal National Mortgage Association 0.375% due 12/28/2012 valued at $35,695,660 including accrued interest (Note 2 of Notes to Financial Statements)	34,993,465
15,000,000	U.S. Treasury Bill, 0.148%, 9/20/2012(h)(i)	14,997,585

	Total Short-Term Investments (Identified Cost $49,988,487)	49,991,050

	Total Investments — 97.8% (Identified Cost $479,354,674)(a)	470,613,468
	Other assets less liabilities — 2.2%	10,417,730

	Net Assets — 100.0%	$481,031,198

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At June 30, 2012, the net unrealized depreciation on investments based on a cost of $480,375,098 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,056,487
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,818,117)

	Net unrealized depreciation	$(9,761,630)

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

(b)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(d)	The issuer is making partial payment with respect to interest and/or principal. Income is not being accrued.
(e)	Illiquid security. At June 30, 2012, the value of this security amounted to $491,304 or 0.1% of net assets.
(f)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at June 30, 2012.
(g)	Position is unsettled. Contract rate was not determined at June 30, 2012 and does not take effect until settlement date.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(i)	A portion of this security has been pledged as collateral for open forward foreign currency contracts and swap agreements and as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of Rule 144A holdings amounted to $142,108,951 or 29.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

At June 30, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A	Republic of Turkey	(1.00%)	6/20/2017	$4,800,000		$323,726	$304,496	$(19,230)	$(1,467)
Bank of America, N.A.	Bank of Scotland PLC	(1.00%)	6/20/2017	4,475,000	*	221,532	169,620	(51,912)	(1,730)
Bank of America, N.A.	Belgium Kingdom	(1.00%)	6/20/2017	9,400,000		746,607	573,613	(172,994)	(2,872)
Bank of America, N.A.	Carnival Corp.	(1.00%)	6/20/2017	4,700,000		114,360	32,844	(81,516)	(1,436)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	6/20/2017	4,752,000		127,022	168,403	41,381	(7,260)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	6/20/2017	4,653,000		310,766	164,894	(145,872)	(7,109)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	6/20/2017	4,752,000		327,874	168,403	(159,471)	(7,260)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	6/20/2017	4,653,000		284,757	164,894	(119,863)	(7,109)
Bank of America, N.A.	CDX 18 IG 100	(1.00%)	6/20/2017	5,300,000		6,216	31,813	25,597	(1,619)
Bank of America, N.A.	CDX 18 IG 100	(1.00%)	6/20/2017	4,700,000		50,524	28,212	(22,312)	(1,436)
Bank of America, N.A.	CDX 18 IG 100	(1.00%)	6/20/2017	4,700,000		45,692	28,212	(17,480)	(1,436)
Bank of America, N.A.	ITRX EUR Xover Series 17 500	(5.00%)	6/20/2017	3,800,000	*	375,272	292,441	(82,831)	(7,347)
Bank of America, N.A.	ITRX EUR Xover Series 17 500	(5.00%)	6/20/2017	3,800,000	*	380,175	292,441	(87,734)	(7,347)
Bank of America, N.A.	NRG Energy, Inc.	(5.00%)	6/20/2017	2,725,000		189,484	76,459	(113,025)	(4,163)
Bank of America, N.A.	Republic of South Africa	(1.00%)	6/20/2017	9,400,000		419,488	261,936	(157,552)	(2,872)
Bank of America, N.A.	Republic of Turkey	(1.00%)	3/20/2017	4,800,000		306,305	279,079	(27,226)	(1,467)
Bank of America, N.A.	Republic of Turkey	(1.00%)	3/20/2017	4,800,000		259,704	279,079	19,375	(1,467)
Bank of America, N.A.	Sprint Nextel Corp.	(5.00%)	3/20/2015	2,400,000		115,466	(9,216)	(124,682)	(3,667)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	3/20/2017	975,000		(28,270)	(21,643)	6,627	(298)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	6/20/2017	1,250,000		(36,727)	(26,440)	10,287	(382)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	9/20/2016	6,300,000		197,999	28,698	(169,301)	(1,925)
Citibank, N.A.	Bundesrepublik Deutschland	(0.25%)	9/20/2017	4,700,000		182,296	180,810	(1,486)	(359)
Citibank, N.A.	Government of France	(0.25%)	9/20/2017	4,700,000		396,420	374,817	(21,603)	(359)
Citibank, N.A.	NRG Energy, Inc.	(5.00%)	6/20/2017	1,975,000		137,333	55,416	(81,917)	(3,017)
Credit Suisse International	Darden Restaurants, Inc.	(1.00%)	6/20/2017	2,400,000		30,592	16,630	(13,962)	(733)
Credit Suisse International	Dillards, Inc.	(5.00%)	9/20/2017	2,950,000		(275,111)	(299,182)	(24,071)	(5,326)
Credit Suisse International	Dillards, Inc.	(5.00%)	9/20/2017	1,750,000		(171,653)	(171,653)	—	(3,646)
Credit Suisse International	Macy’s Retail Holdings, Inc.	(1.00%)	3/20/2017	$4,800,000		21,699	82,145	60,446	(1,467)
Credit Suisse International	Seagate Technology HDD Holdings	(5.00%)	6/20/2017	2,350,000		(220,119)	(230,017)	(9,898)	(3,590)
Credit Suisse International	Sprint Nextel Corp.	(5.00%)	6/20/2015	2,400,000		88,502	6,493	(82,009)	(3,667)
JP Morgan Chase Bank, N.A.	Macy’s Retail Holdings, Inc.	(1.00%)	3/20/2017	9,500,000		(7,565)	162,578	170,143	(2,903)

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection — continued
Morgan Stanley Capital Services Inc.	CDX 18 IG 100	(1.00%)	6/20/2017	$4,300,000	$8,092	$25,810	$17,718	$(1,314)
Morgan Stanley Capital Services Inc.	New York Times Co.	(1.00%)	6/20/2017	4,800,000	397,219	400,462	3,243	(1,467)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	2,000,000	(55,109)	(44,396)	10,713	(611)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	1,300,000	(35,907)	(28,857)	7,050	(397)

Total						$3,819,294	$(1,415,367)	$(100,525)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	6/20/2017	6.95%	$2,250,000		$(108,296)	$(162,097)	$(53,801)	$3,437
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	6/20/2017	6.95%	650,000		(46,090)	(46,829)	(739)	993
Citibank, N.A.	MGM Resorts International	5.00%	9/20/2016	6.51%	3,200,000		(436,822)	(174,904)	261,918	4,889
Credit Suisse International	Chesapeake Energy Corp.	5.00%	6/20/2017	6.95%	850,000		(41,597)	(61,237)	(19,640)	1,299
Credit Suisse International	Chesapeake Energy Corp.	5.00%	6/20/2017	6.95%	1,750,000		(119,841)	(126,076)	(6,235)	2,674
Credit Suisse International	EDP Finance BV	5.00%	6/20/2017	8.31%	1,900,000	*	(355,842)	(407,301)	(51,459)	3,673
Credit Suisse International	Freescale Semiconductor	5.00%	9/20/2017	8.39%	2,400,000		(336,275)	(331,490)	4,785	3,667
Deutsche Bank AG	Alcatel-Lucent	5.00%	9/20/2016	12.75%	4,400,000	*	(467,144)	(1,265,483)	(798,339)	8,507
Morgan Stanley Capital Services Inc.	Alcatel-Lucent	5.00%	9/20/2016	12.75%	3,800,000	*	(1,245)	(1,092,918)	(1,091,673)	7,347
UBS AG	Alcatel-Lucent	5.00%	6/20/2016	12.65%	2,700,000	*	69,324	(742,298)	(811,622)	5,220

Total								$(4,410,633)	$(2,566,805)	$41,706

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

(‡) Notional value stated in U.S. dollars unless otherwise noted.

* Notional value denominated in euros.

^ Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	11/05/2012	Brazilian Real	7,250,000	$3,535,320	$(117,993)
Sell[1]	11/05/2012	Brazilian Real	7,250,000	3,535,320	(76,351)
Buy[1]	8/02/2012	British Pound	3,785,000	5,927,442	(184,689)
Sell[1]	8/02/2012	British Pound	3,785,000	5,927,442	219,701
Sell[1]	9/04/2012	British Pound	1,495,000	2,341,007	(20,171)
Buy[1]	7/23/2012	Canadian Dollar	4,800,000	4,712,604	3,490
Sell[1]	7/23/2012	Canadian Dollar	20,385,000	20,013,840	(22,666)
Buy[1]	7/05/2012	Columbian Peso	8,650,000,000	4,851,442	64,502
Sell[1]	7/05/2012	Columbian Peso	8,650,000,000	4,851,442	(168,172)
Sell[1]	7/27/2012	Columbian Peso	5,245,000,000	2,928,164	(15,731)
Sell[1]	8/03/2012	Columbian Peso	8,550,000,000	4,766,285	(63,314)
Sell[1]	8/06/2012	Columbian Peso	8,650,000,000	4,819,009	(61,033)
Buy[1]	7/02/2012	Euro	7,600,000	9,617,794	170,234
Buy[2]	7/03/2012	Euro	900,000	1,138,949	14,016
Buy[1]	7/31/2012	Euro	725,000	917,690	(10,020)
Sell[1]	7/02/2012	Euro	7,600,000	9,617,794	(198,202)
Sell[2]	7/03/2012	Euro	900,000	1,138,949	(10,862)
Sell[1]	7/05/2012	Euro	7,600,000	9,617,946	(197,974)
Sell[1]	7/09/2012	Euro	3,970,000	5,024,270	(73,799)
Sell[1]	7/17/2012	Euro	1,135,000	1,436,500	(9,510)
Sell[1]	7/18/2012	Euro	3,645,000	4,613,291	(19,523)
Sell[1]	7/26/2012	Euro	620,000	784,752	(6,799)
Sell[1]	7/31/2012	Euro	725,000	917,690	34,380
Sell[1]	8/02/2012	Euro	7,600,000	9,620,074	(170,234)
Sell[1]	9/07/2012	Euro	900,000	1,139,652	(14,058)
Buy[2]	7/06/2012	Mexican Peso	220,500,000	16,524,752	1,177,844
Sell[2]	7/06/2012	Mexican Peso	220,500,000	16,524,752	(859,234)
Sell[1]	7/06/2012	Mexican Peso	67,000,000	5,021,126	(298,926)
Sell[1]	8/09/2012	Swiss Franc	990,000	1,043,942	42,179

Total					$(872,915)

1 Counterparty is Credit Suisse AG.

2 Counterparty is Bank of America, N.A.

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

At June 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	9/21/2012	240	$16,276,800	$(674,378)
EURO STOXX 50®	9/21/2012	44	1,255,628	(69,129)
10 Year U.S. Treasury Note	9/19/2012	139	18,539,125	77,933
30 Year U.S. Treasury Bond	9/19/2012	69	10,209,844	198,249

Total				$(467,325)

Industry Summary at June 30, 2012 (Unaudited)

Commercial Mortgage-Backed Securities	8.2%
Treasuries	8.1
Banking	5.4
Wirelines	5.3
Collateralized Mortgage Obligations	4.5
Non-Captive Diversified	3.7
Electric	3.5
Diversified Manufacturing	2.9
Metals & Mining	2.8
Independent Energy	2.8
ABS Home Equity	2.6
Chemicals	2.4
Pharmaceuticals	2.4
Government Owned-No Guarantee	2.2
Wireless	2.1
Industrial Other	2.1
Technology	2.1
Other Investments, less than 2% each	24.3
Short-Term Investments	10.4

Total Investments	97.8
Other assets less liabilities (including open swap agreements, forward foreign currency contracts and futures contracts)	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Currency Exposure Summary at June 30, 2012 (Unaudited)

United States Dollar	81.6%
Canadian Dollar	6.1
Mexican Peso	4.0
Euro	2.7
Brazilian Real	2.1
Other, less than 2% each	1.3

Total Investments	97.8
Other assets less liabilities (including open swap agreements, forward foreign currency contracts and futures contracts)	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

61  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 44.6% of Net Assets
Non-Convertible Bonds — 43.4%
	Airlines — 1.1%
$267,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	$275,344

	Banking — 5.8%
500,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, (fixed rate to 11/8/2012, variable rate thereafter), 6.523%, 12/29/2049, 144A	441,875
100,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	101,044
500,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	430,000
500,000	Morgan Stanley, Series F, GMTN, 6.000%, 4/28/2015	516,853

		1,489,772

	Building Materials — 1.8%
435,000	USG Corp., 7.875%, 3/30/2020, 144A	450,225

	Chemicals — 2.0%
225,000	Kinove German Bondco GmbH, 10.000%, 6/15/2018, 144A, (EUR)	288,297
210,000	Methanex Corp., 5.250%, 3/01/2022	217,877

		506,174

	Collateralized Mortgage Obligations — 0.7%
427,240	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.107%, 8/25/2046(b)	190,695

	Construction Machinery — 1.2%
300,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	314,250

	Gaming — 1.9%
475,000	Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.500%, 2/15/2020, 144A	478,562

	Independent Energy — 2.9%
90,000	Newfield Exploration Co., 5.625%, 7/01/2024	92,025
550,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	555,500
110,000	SM Energy Co., 6.500%, 1/01/2023, 144A	110,825

		758,350

	Media Cable — 0.7%
200,000	Nara Cable Funding Ltd., 8.875%, 12/01/2018, 144A	172,000

	Media Non-Cable — 1.0%
15,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	15,450
245,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	240,100

		255,550

	Non-Captive Diversified — 3.9%
1,000,000	International Lease Finance Corp., 4.875%, 4/01/2015	1,004,949

	Oil Field Services — 0.8%
200,000	Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	210,000

See accompanying notes to financial statements.

|  62

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Packaging — 1.3%
270,000	Ardagh Packaging Finance PLC, 9.250%, 10/15/2020, 144A, (EUR)	$343,393

	Pipelines — 1.2%
105,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 3/01/2020, 144A	105,787
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	204,632

		310,419

	Refining — 1.2%
295,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	295,738

	Retailers — 0.9%
250,000	Edcon Proprietary Ltd., 9.500%, 3/01/2018, 144A	230,000

	Technology — 1.6%
400,000	First Data Corp., 9.875%, 9/24/2015	405,000

	Treasuries — 2.4%
600,000	U.S. Treasury Bond, 3.000%, 5/15/2042	628,406

	Wireless — 6.8%
500,000	Nextel Communications, Inc., 7.375%, 8/01/2015	500,625
600,000	VimpelCom Holdings BV, 7.504%, 3/01/2022, 144A	563,664
800,000	Wind Acquisition Finance S.A., 7.250%, 2/15/2018, 144A	696,000

		1,760,289

	Wirelines — 4.2%
400,000	Embarq Corp., 7.995%, 6/01/2036	417,838
235,000	Frontier Communications Corp., 9.000%, 8/15/2031	224,425
471,000	Telefonica Emisiones SAU, 6.421%, 6/20/2016	451,973

		1,094,236

	Total Non-Convertible Bonds (Identified Cost $11,104,153)	11,173,352

Convertible Bonds — 1.2%
	Metals & Mining — 1.2%
360,000	Alpha Appalachia Holdings, Inc., 3.250%, 8/01/2015 (Identified Cost $329,730)	310,500

	Total Bonds and Notes (Identified Cost $11,433,883)	11,483,852

Senior Loans — 1.0%
	Non-Captive Consumer — 1.0%
257,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b) (Identified Cost $249,433)	254,723

See accompanying notes to financial statements.

63  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares	Description	Value (†)

Common Stocks — 10.6%
	Airlines — 1.0%
24,200	JetBlue Airways Corp.(c)	$128,260
5,300	United Continental Holdings, Inc.(c)	128,949

		257,209

	Chemicals — 2.1%
700	CF Industries Holdings, Inc.	135,618
1,700	Monsanto Co.	140,726
2,400	Mosaic Co. (The)	131,424
3,100	Potash Corp. of Saskatchewan, Inc.	135,439

		543,207

	Computers & Peripherals — 0.6%
6,300	EMC Corp.(c)	161,469

	Diversified Financial Services — 0.6%
19,900	Bank of America Corp.	162,782

	Diversified Telecommunication Services — 1.8%
4,700	AT&T, Inc.	167,602
4,000	CenturyLink, Inc.	157,960
10,000	France Telecom, S.A., Sponsored ADR	131,100

		456,662

	Household Products — 0.7%
2,300	Clorox Co. (The)	166,658

	Leisure Equipment & Products — 0.6%
4,700	Hasbro, Inc.	159,189

	Multi Utilities — 0.6%
2,600	Consolidated Edison, Inc.	161,694

	Oil, Gas & Consumable Fuels — 1.2%
3,600	ExxonMobil Corp.	308,052

	Specialty Retail — 0.6%
3,000	Home Depot, Inc. (The)	158,970

	Tobacco — 0.8%
2,400	Philip Morris International, Inc.	209,424

	Total Common Stocks (Identified Cost $2,631,364)	2,745,316

Preferred Stocks — 1.7%
	Non-Captive Diversified — 1.7%
16,500	Montpelier Re Holdings Ltd., 8.875% (Identified Cost $412,500)	447,150

Exchange Traded Funds — 9.1%
10,000	iShares Dow Jones US Real Estate Index Fund	639,700
4,500	iShares MSCI Mexico Investable Market Index Fund	276,525

See accompanying notes to financial statements.

|  64

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares	Description	Value (†)
Exchange Traded Funds — continued
9,500	SPDR® EURO STOXX 50® ETF	$268,090
21,100	SPDR® S&P® Dividend ETF	1,174,215

	Total Exchange Traded Funds (Identified Cost $2,294,495)	2,358,530

Shares/Par Value (††)
Purchased Options — 1.2%
	Options on Securities — 0.9%
20,000	iShares Barclays 20+ Year Treasury Bond Fund Put, expiring September 22, 2012 at 128	123,000
10,000	iShares Silver Trust Call, expiring July 21, 2012 at 27(f)	6,150
5,000	iShares Silver Trust Call, expiring July 21, 2012 at 28(f)	1,450
15,000	SPDR® S&P 500® ETF Trust Put, expiring September 22, 2012 at 132	46,800
10,000	SPDR® S&P 500® ETF Trust Call, expiring August 18, 2012 at 133	54,500
5,000	United States Oil Fund L.P Call, expiring July 21, 2012 at 32(f)	4,475

		236,375

	Over-the-Counter Options on Currency — 0.3%
1,250,000	EUR Put, expiring December 10, 2012 at 1.2484(d)	29,074
620,000	JPY Put, expiring December 05, 2012 at 78.4000(d)	21,238
310,000	JPY Put, expiring November 21, 2012 at 78.9500(d)	8,968
310,000	JPY Put, expiring November 21, 2012 at 79.7000(e)	7,418

		66,698

	Total Purchased Options (Identified Cost $314,632)	303,073

Principal Amount (‡)
Short-Term Investments — 27.1%
$480,000	Repurchase Agreement with State Street Bank and Trust Company, dated 6/29/2012 at 0.000% to be repurchased at $480,000 on 7/02/2012 collateralized by $460,000 U.S. Treasury Note, 2.625% due 12/31/2014 valued at $491,625 including accrued interest (Note 2 of Notes to Financial Statements)(f)	480,000
799,741	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $799,741 on 7/02/2012 collateralized by $815,000 Federal National Mortgage Association, 0.375% due 12/28/2012 valued at $815,815 including accrued interest (Note 2 of Notes to Financial Statements)	799,741
5,700,000	U.S. Treasury Bills, 0.100-0.148%, 9/20/2012(f)(g)(h)(i)(j)	5,699,082

	Total Short-Term Investments (Identified Cost $6,977,849)	6,978,823

	Total Investments — 95.3% (Identified Cost $24,314,156)(a)	24,571,467
	Other assets less liabilities — 4.7%	1,199,597

	Net Assets — 100.0%	$25,771,064

See accompanying notes to financial statements.

65  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares/ Par Value (††)	Description	Value (†)

Written Options — (0.2%)
	Options on Securities — (0.1)%
20,000	iShares Barclays 20+ Year Treasury Bond Fund Put, expiring September 22, 2012 at 115	$(16,000)
15,000	iShares Silver Trust Call, expiring July 21, 2012 at 31(f)	(600)
15,000	SPDR® S&P 500® ETF Trust Call, expiring September 22, 2012 at 125	(24,600)
5,000	United States Oil Fund L.P Call, expiring July 21, 2012 at 35(f)	(675)

		(41,875)

	Over-the-Counter Options on Currency — (0.1)%
1,250,000	EUR Put, expiring December 10, 2012 at 1.1500(d)	(9,190)
310,000	JPY Put, expiring November 21, 2012 at 84(d)	(2,226)
310,000	JPY Put, expiring November 21, 2012 at 84(e)	(2,225)
620,000	JPY Put, expiring December 05, 2012 at 84(d)	(5,060)

		(18,701)

	Total Written Options (Premiums Received $95,045)	$(60,576)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares. Options on currency are expressed at par value.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $24,317,801 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$502,639
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(248,973)

	Net unrealized appreciation	$253,666

(b)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(c)	Non-income producing security.
(d)	Counterparty is Credit Suisse AG.
(e)	Counterparty is UBS AG.
(f)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund, Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.
(g)	A portion of this security has been pledged as initial margin for open futures contracts.
(h)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts and swap agreements.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

See accompanying notes to financial statements.

|  66

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of Rule 144A holdings amounted to $5,971,398 or 23.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ETF	Exchange Traded Fund
GMTN	Global Medium Term Note
SPDR	Standard & Poor’s Depositary Receipt

EUR	Euro
JPY	Japanese Yen

At June 30, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Credit Suisse International	CDX 18 HY 500	(5.00%)	06/20/2017	$990,000		$50,050	$35,084	$(14,966)	$(1,788)
Deutsche Bank AG	Belgium Kingdom	(1.00%)	06/20/2017	1,000,000		74,972	61,023	(13,949)	(306)
JP Morgan Chase Bank, N.A.	International Paper Co.	(1.00%)	06/20/2017	1,000,000		13,680	25,985	12,305	(306)
Morgan Stanley Capital Services Inc.	State Bank of India	(1.00%)	12/20/2016	250,000		23,527	24,150	623	(76)
Morgan Stanley Capital Services Inc.	France Telecom	(1.00%)	06/20/2017	500,000	*	15,817	14,018	(1,799)	(193)
UBS AG	Japan Government	(1.00%)	06/20/2017	1,000,000		(1,768)	(4,913)	(3,145)	(306)

Total							$155,347	$(20,931)	$(2,975)

(‡) Notional value stated in U.S. dollars unless otherwise noted.

* Notional value denominated in euros.

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	7/09/2012	Australian Dollar	765,000	$782,532	$26,239
Buy[1]	7/25/2012	Australian Dollar	510,000	520,898	8,389
Sell[1]	7/09/2012	Australian Dollar	765,000	782,532	(7,096)
Sell[1]	7/25/2012	Australian Dollar	510,000	520,898	(7,670)
Buy[1]	7/20/2012	Canadian Dollar	265,000	260,192	(89)

See accompanying notes to financial statements.

67  |

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	7/20/2012	Canadian Dollar	265,000	$260,192	$(1,356)
Buy[2]	7/25/2012	Chinese Renminbi	24,300,000	3,819,738	13,182
Sell[2]	7/25/2012	Chinese Renminbi	12,150,000	1,909,869	24,383
Sell[2]	7/25/2012	Chinese Renminbi	12,150,000	1,909,869	(5,778)
Sell[3]	7/18/2012	Euro	260,000	329,069	(1,287)
Sell[4]	7/25/2012	Euro	250,000	316,430	(21)
Buy[1]	7/31/2012	Mexican Peso	10,550,000	788,710	10,478
Buy[1]	7/06/2012	New Russian Ruble	20,300,000	626,473	14,013
Buy[1]	7/23/2012	New Russian Ruble	17,100,000	526,121	11,370
Sell[1]	7/06/2012	New Russian Ruble	20,300,000	626,473	(8,325)
Sell[1]	7/23/2012	New Russian Ruble	17,100,000	526,121	(12,607)
Buy[1]	7/23/2012	South African Rand	2,135,000	260,380	2,062
Sell[1]	7/23/2012	South African Rand	2,135,000	260,380	(3,475)

Total					$62,412

At June 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive1/Units of Currency		Unrealized Appreciation (Depreciation)
07/16/2012	Canadian Dollar	636,243	Malaysian Ringgit	1,970,000	$(4,928)
07/16/2012	Malaysian Ringgit	1,970,000	Canadian Dollar	635,689	4,384

Total					$(544)

1 Counterparty is Credit Suisse AG.

2 Counterparty is UBS AG.

3 Counterparty is Morgan Stanley Capital Services Inc.

4 Counterparty is Bank of America, N.A.

At June 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200	9/20/2012	6	$622,851	$(11,068)
EURO STOXX 50®	9/21/2012	9	256,833	5,108

Total				$(5,960)

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Lead	8/15/2012	6	$278,250	$(12,788)
Nickel	7/18/2012	8	801,744	(23,906)
Zinc	8/15/2012	6	282,300	12,938

Total				$(23,756)

See accompanying notes to financial statements.

|  68

Consolidated Portfolio of Investments – as of June 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

At June 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	9/21/2012	50	$3,391,000	$(76,258)
SGX CNX Nifty	7/26/2012	65	688,285	(21,060)
10 Year U.S. Treasury Note	9/19/2012	1	133,375	(205)

Total				$(97,523)

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Lead	8/15/2012	6	$278,250	$(13,746)
Nickel	7/18/2012	8	801,744	9,706
Zinc	8/15/2012	6	282,300	1,762

Total				$(2,278)

5 Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at June 30, 2012 (Unaudited)

Exchange Traded Funds	9.1%
Wireless	6.8
Banking	5.8
Non-Captive Diversified	5.6
Wirelines	4.2
Chemicals	4.1
Independent Energy	2.9
Treasuries	2.4
Airlines	2.1
Other Investments, less than 2% each	25.2
Short-Term Investments	27.1

Total Investments	95.3
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	4.7

Net Assets	100.0%

See accompanying notes to financial statements.

69  |

This Page Intentionally Left Blank

|  70

Consolidated* Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
ASSETS
Investments at cost	$279,085,307	$1,297,746,906	$695,891,344
Net unrealized depreciation	(13,921)	(85,920)	(58,897)

Investments at value	279,071,386	1,297,660,986	695,832,447
Cash	5,850,987	29,829,794	17,511,277
Due from brokers (including variation margin on futures contracts) (Note 2)	24,767,564	68,647,720	55,130,570
Receivable for Fund shares sold	864,617	2,629,691	5,527,207
Interest receivable	93,105	480,780	185,980
Unrealized appreciation on forward foreign currency contracts (Note 2)	821,684	3,336,880	1,841,653
Unrealized appreciation on futures contracts (Note 2)	2,999,328	16,870,826	9,425,709

TOTAL ASSETS	314,468,671	1,419,456,677	785,454,843

LIABILITIES
Payable for securities purchased	—	9,100,464	—
Payable for Fund shares redeemed	12,187,285	9,837,178	2,602,632
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,753,605	933,701	4,047,004
Unrealized depreciation on futures contracts (Note 2)	6,556,697	5,628,577	10,748,142
Management fees payable (Note 6)	295,553	1,379,664	749,660
Deferred Trustees’ fees (Note 6)	28,818	45,706	21,787
Administrative fees payable (Note 6)	23,172	64,776	41,532
Payable to distributor (Note 6d)	3,433	21,170	35,940
Other accounts payable and accrued expenses	77,744	145,547	67,128

TOTAL LIABILITIES	20,926,307	27,156,783	18,313,825

NET ASSETS	$293,542,364	$1,392,299,894	$767,141,018

NET ASSETS CONSIST OF:
Paid-in capital	$358,488,938	$1,481,570,250	$884,437,329
Distributions in excess of net investment income/Accumulated net investment (loss)	(2,780,674)	(8,887,733)	(5,269,651)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(57,662,320)	(93,953,456)	(108,438,213)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(4,503,580)	13,570,833	(3,588,447)

NET ASSETS	$293,542,364	$1,392,299,894	$767,141,018

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

71  |

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$108,098,409	$177,271,045	$186,642,539

Shares of beneficial interest	11,713,294	17,777,143	20,118,645

Net asset value and redemption price per share	$9.23	$9.97	$9.28

Offering price per share (100/94.25 of net asset value) (Note 1)	$9.79	$10.58	$9.85

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$19,584,813	$88,153,090	$25,014,377

Shares of beneficial interest	2,151,831	9,061,391	2,731,432

Net asset value and offering price per share	$9.10	$9.73	$9.16

Class Y shares:
Net assets	$165,859,142	$1,126,875,759	$555,484,102

Shares of beneficial interest	17,908,876	112,050,625	59,824,309

Net asset value, offering and redemption price per share	$9.26	$10.06	$9.29

See accompanying notes to financial statements.

|  72

Consolidated* Statements of Assets and Liabilities (continued)

June 30, 2012 (Unaudited)

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
ASSETS
Investments at cost	$479,354,674	$24,314,156
Net unrealized appreciation (depreciation)	(8,741,206)	257,311

Investments at value	470,613,468	24,571,467
Cash	171,290	250,103
Foreign currency at value (identified cost $6,639,324 and $789,389)	6,881,899	799,629
Receivable for Fund shares sold	2,178,727	—
Receivable from investment adviser (Note 6)	—	891
Receivable for securities sold	11,772,757	33,138
Securities received as collateral for open forward foreign currency contracts, option contracts or swap agreements (Notes 2 and 4)	4,263,838	260,905
Dividends and interest receivable	4,345,950	210,746
Unrealized appreciation on swap agreements (Note 2)	639,283	12,928
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,726,346	114,500
Tax reclaims receivable	4,212	4,143
Upfront premiums receivable on swap agreements, at value	455,736	—
Receivable for closed swap agreements	—	58,114
Upfront premiums paid on swap agreements (Note 2)	6,134,446	178,046
Fees receivable on swap agreements (Note 2)	41,706	—

TOTAL ASSETS	509,229,658	26,494,610

LIABILITIES
Options written, at value (premiums received $0 and $95,045) (Note 2)	—	60,576
Payable for securities purchased	12,215,996	31,278
Unrealized depreciation on swap agreements (Note 2)	4,621,455	33,859
Payable for Fund shares redeemed	950,388	20,442
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,599,261	52,632
Upfront premiums received on swap agreements (Note 2)	2,743,613	1,768
Due to brokers (Note 2)	4,263,838	260,905
Payable for variation margin on futures contracts (Note 2)	314,617	129,256
Management fees payable (Note 6)	272,115	—
Deferred Trustees’ fees (Note 6)	14,184	13,426
Administrative fees payable (Note 6)	17,897	13,024
Upfront premiums payable on swap agreements, at value	—	48,262
Fees payable on swap agreements (Note 2)	100,525	2,975
Payable to distributor (Note 6d)	1,509	30
Other accounts payable and accrued expenses	83,062	55,113

TOTAL LIABILITIES	28,198,460	723,546

NET ASSETS	$481,031,198	$25,771,064

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

73  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
NET ASSETS CONSIST OF:
Paid-in capital	$508,140,775	$30,216,886
Undistributed net investment income	3,990,107	138,630
Accumulated net realized loss on investments, futures contracts, options written, swap agreements and foreign currency transactions	(17,206,415)	(4,794,121)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(13,893,269)	209,669

NET ASSETS	$481,031,198	$25,771,064

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$75,123,406	$1,611,729

Shares of beneficial interest	7,660,149	167,542

Net asset value and redemption price per share	$9.81	$9.62

Offering price per share (100/95.50 of net asset value) (Note 1)	$10.27	$10.07

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$68,422,521	$48,280

Shares of beneficial interest	7,000,265	5,056

Net asset value and offering price per share	$9.77	$9.55

Class Y shares:
Net assets	$337,485,271	$24,111,055

Shares of beneficial interest	34,446,189	2,506,819

Net asset value, offering and redemption price per share	$9.80	$9.62

See accompanying notes to financial statements.

|  74

Consolidated* Statements of Operations

For the Six Months Ended June 30, 2012 (unaudited)

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
INVESTMENT INCOME
Interest	$512,096	$2,237,259	$1,002,532

Expenses
Management fees (Note 6)	2,327,228	8,722,190	4,915,581
Service and distribution fees (Note 6)	271,510	777,426	445,659
Administrative fees (Note 6)	116,413	379,693	217,747
Trustees’ and directors’ fees and expenses (Note 6)	18,500	28,631	23,255
Transfer agent fees and expenses (Note 6)	220,357	847,560	642,427
Audit and tax services fees	33,007	32,991	30,130
Custodian fees and expenses	48,146	37,687	42,418
Interest expense (Note 9)	57,096	72,077	106,178
Legal fees	3,160	11,962	5,940
Registration fees	52,812	63,356	115,574
Shareholder reporting expenses	20,937	53,262	8,783
Miscellaneous expenses	8,800	21,983	12,062

Total expenses	3,177,966	11,048,818	6,565,754

Fee/expense recovery (Note 6)	—	39,776	—
Less waiver and/or expense reimbursement (Note 6)	(149,776)	—	(311,844)

Net expenses	3,028,190	11,088,594	6,253,910

Net investment loss	(2,516,094)	(8,851,335)	(5,251,378)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,889	9,511	3,279
Futures contracts	9,431,111	(25,459,668)	(3,955,304)
Foreign currency transactions	(18,425,531)	(18,976,278)	(57,475,481)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,898)	(88,827)	(54,196)
Futures contracts	(6,236,903)	9,045,574	(13,842,211)
Foreign currency translations	(1,895,759)	(856,197)	(2,132,552)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(17,136,091)	(36,325,885)	(77,456,465)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,652,185)	$(45,177,220)	$(82,707,843)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

75  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
INVESTMENT INCOME
Interest	$10,978,549	$514,500
Dividends	854,713	74,761
Less net foreign taxes withheld	(26,165)	(1,500)

	11,807,097	587,761

Expenses
Management fees (Note 6)	1,665,412	115,267
Service and distribution fees (Note 6)	490,039	3,042
Administrative fees (Note 6)	108,388	44,095
Trustees’ and directors’ fees and expenses (Note 6)	11,412	15,363
Transfer agent fees and expenses (Note 6)	130,860	948
Audit and tax services fees	24,564	34,877
Custodian fees and expenses	72,720	25,635
Legal fees	3,601	582
Registration fees	58,032	23,446
Shareholder reporting expenses	20,916	2,410
Miscellaneous expenses	17,653	5,369

Total expenses	2,603,597	271,034
Less waiver and/or expense reimbursement (Note 6)	—	(98,935)

Net expenses	2,603,597	172,099

Net investment income	9,203,500	415,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(6,281,038)	679,942
Futures contracts	(139,651)	(640,119)
Options written	1,441,713	116,243
Swap agreements	885,011	(31,925)
Foreign currency transactions	357,043	30,652
Net change in unrealized appreciation (depreciation) on:
Investments	25,462,854	466,131
Futures contracts	(439,012)	(74,963)
Options written	(292,448)	(19,167)
Swap agreements	49,744	(41,741)
Foreign currency translations	(852,754)	19,078

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements and foreign currency transactions	20,191,462	504,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,394,962	$919,793

See accompanying notes to financial statements.

|  76

Consolidated* Statements of Changes in Net Assets

	ASG Diversifying Strategies Fund		ASG Global Alternatives Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$(2,516,094)	$(4,660,028)	$(8,851,335)	$(12,981,117)
Net realized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	(8,990,531)	(11,519,487)	(44,426,435)	(32,725,022)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(8,145,560)	2,174,482	8,100,550	(3,717,136)

Net increase (decrease) in net assets resulting from operations	(19,652,185)	(14,005,033)	(45,177,220)	(49,423,275)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(5,486,684)	—	—
Class C	—	(873,499)	—	—
Class Y	—	(10,578,441)	—	—
Net realized capital gains
Class A	—	—	—	(1,381,664)
Class C	—	—	—	(473,432)
Class Y	—	—	—	(2,791,215)

Total distributions	—	(16,938,624)	—	(4,646,311)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(91,290,034)	180,241,158	(7,328,026)	884,494,560

Net increase (decrease) in net assets	(110,942,219)	149,297,501	(52,505,246)	830,424,974
NET ASSETS
Beginning of the period	404,484,583	255,187,082	1,444,805,140	614,380,166

End of the period	$293,542,364	$404,484,583	$1,392,299,894	$1,444,805,140

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(2,780,674)	$(264,580)	$(8,887,733)	$(36,398)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

77  |

ASG Managed Futures Strategy Fund		Loomis Sayles Absolute Strategies Fund		Loomis Sayles Multi-Asset Real Return Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$(5,251,378)	$(6,103,391)	$9,203,500	$16,353,952	$415,662	$1,134,293

(61,427,506)	(14,338,687)	(3,736,922)	(12,063,670)	154,793	(5,649,181)

(16,028,959)	12,028,047	23,928,384	(37,944,612)	349,338	(358,554)

(82,707,843)	(8,414,031)	29,394,962	(33,654,330)	919,793	(4,873,442)

(1,185,702)	(8,685,193)	(965,025)	(5,468,723)	—	(35,796)
(154,596)	(653,347)	(613,202)	(2,160,343)	—	(1,313)
(3,146,402)	(12,265,887)	(4,470,786)	(9,427,065)	—	(645,390)

—	—	—	(3,236)	—	(7,538)
—	—	—	(1,305)	—	(358)
—	—	—	(3,755)	—	(108,932)

(4,486,700)	(21,604,427)	(6,049,013)	(17,064,427)	—	(799,327)

107,232,774	718,450,937	(23,710,023)	502,327,855	(5,668,611)	7,513,031

20,038,231	688,432,479	(364,074)	451,609,098	(4,748,818)	1,840,262

747,102,787	58,670,308	481,395,272	29,786,174	30,519,882	28,679,620

$767,141,018	$747,102,787	$481,031,198	$481,395,272	$25,771,064	$30,519,882

$(5,269,651)	$4,468,427	$3,990,107	$835,620	$138,630	$(277,032)

See accompanying notes to financial statements.

|  78

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
ASG DIVERSIFYING STRATEGIES FUND
Class A
6/30/2012(h)	$9.75	$(0.07)	$(0.45)	$(0.52)	$—	$—	$—
12/31/2011	10.45	(0.15)	(0.14)	(0.29)	(0.41)	—	(0.41)
12/31/2010	10.19	(0.16)	1.02 (i)	0.86	(0.15)	(0.45)	(0.60)
12/31/2009(j)	10.00	(0.07)	0.80	0.73	(0.10)	(0.44)	(0.54)
Class C
6/30/2012(h)	9.65	(0.10)	(0.45)	(0.55)	—	—	—
12/31/2011	10.34	(0.23)	(0.12)	(0.35)	(0.34)	—	(0.34)
12/31/2010	10.16	(0.24)	1.01 (i)	0.77	(0.14)	(0.45)	(0.59)
12/31/2009(j)	10.00	(0.10)	0.79	0.69	(0.09)	(0.44)	(0.53)
Class Y
6/30/2012(h)	9.77	(0.06)	(0.45)	(0.51)	—	—	—
12/31/2011	10.46	(0.13)	(0.13)	(0.26)	(0.43)	—	(0.43)
12/31/2010	10.19	(0.13)	1.01 (i)	0.88	(0.16)	(0.45)	(0.61)
12/31/2009(j)	10.00	(0.05)	0.78	0.73	(0.10)	(0.44)	(0.54)
ASG GLOBAL ALTERNATIVES FUND
Class A
6/30/2012(h)	$10.26	$(0.07)	$(0.22)	$(0.29)	$—	$—	$—
12/31/2011	10.67	(0.14)	(0.21)	(0.35)	—	(0.06)	(0.06)
12/31/2010	10.39	(0.14)	0.86	0.72	(0.00)	(0.44)	(0.44)
12/31/2009	9.69	(0.14)	1.01	0.87	(0.12)	(0.05)	(0.17)
12/31/2008(l)	10.00	0.03	(0.30)	(0.27)	(0.04)	—	(0.04)
Class C
6/30/2012(h)	10.05	(0.10)	(0.22)	(0.32)	—	—	—
12/31/2011	10.53	(0.22)	(0.20)	(0.42)	—	(0.06)	(0.06)
12/31/2010	10.33	(0.21)	0.85	0.64	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.22)	1.01	0.79	(0.11)	(0.05)	(0.16)
12/31/2008(l)	10.00	0.02	(0.31)	(0.29)	(0.01)	—	(0.01)
Class Y*
6/30/2012(h)	10.34	(0.06)	(0.22)	(0.28)	—	—	—
12/31/2011	10.72	(0.12)	(0.20)	(0.32)	—	(0.06)	(0.06)
12/31/2010	10.41	(0.11)	0.86	0.75	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.09)	0.98	0.89	(0.13)	(0.05)	(0.18)
12/31/2008(l)	10.00	0.04	(0.30)	(0.26)	(0.04)	—	(0.04)

*	Prior to December 1, 2008, the Fund offered Institutional Class shares. On December 1, 2008, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

79  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (e)(f)		Gross expenses, excluding interest expense (%) (f)		Net expenses including interest expense (%) (e)(f)		Gross expenses including interest expense (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate(%) (g)

$9.23	(5.33)	$108,098	1.70		1.78		1.73		1.81		(1.46)	—
9.75	(2.75)	134,758	1.70		1.78		1.72		1.80		(1.46)	—
10.45	8.46	61,411	1.70		2.02		1.74		2.05		(1.45)	—
10.19	7.26	2,887	1.70		4.87		1.71		4.88		(1.48)	—

9.10	(5.70)	19,585	2.45		2.53		2.48		2.56		(2.21)	—
9.65	(3.43)	26,032	2.45		2.53		2.47		2.55		(2.21)	—
10.34	7.58	20,742	2.45		2.68		2.49		2.72		(2.20)	—
10.16	6.90	131	2.45		5.75		2.47		5.76		(2.23)	—

9.26	(5.22)	165,859	1.45		1.53		1.48		1.56		(1.21)	—
9.77	(2.48)	243,695	1.45		1.53		1.47		1.55		(1.21)	—
10.46	8.63	173,034	1.45		1.91		1.49		1.94		(1.21)	—
10.19	7.29	19,549	1.45		5.09		1.47		5.11		(1.22)	—

$9.97	(2.83)	$177,271	1.60	(k)	1.60	(k)	1.61	(k)	1.61	(k)	(1.31)	—
10.26	(3.29)	280,353	1.60		1.60		1.61		1.61		(1.34)	—
10.67	6.94	204,313	1.60		1.66		1.61		1.67		(1.28)	—
10.39	8.95	82,160	1.60		1.92		1.61		1.92		(1.33)	—
9.69	(2.73)	6	1.60		61.52		1.62		61.54		1.36	—

9.73	(3.18)	88,153	2.35	(k)	2.35	(k)	2.36	(k)	2.36	(k)	(2.06)	—
10.05	(4.00)	92,540	2.35		2.35		2.36		2.36		(2.09)	—
10.53	6.21	66,832	2.35		2.42		2.36		2.42		(2.03)	—
10.33	8.09	22,367	2.35		2.64		2.36		2.65		(2.08)	—
9.70	(2.88)	1	2.35		62.35		2.39		62.38		0.62	—

10.06	(2.71)	1,126,876	1.35	(k)	1.35	(k)	1.36	(k)	1.36	(k)	(1.06)	—
10.34	(3.00)	1,071,912	1.35		1.36		1.36		1.37		(1.09)	—
10.72	7.22	343,236	1.35		1.41		1.36		1.42		(1.03)	—
10.41	9.10	112,591	1.35		1.98		1.36		2.00		(0.90)	—
9.70	(2.60)	24,523	1.35		4.43		1.39		4.46		1.59	—

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(h)	For the six months ended June 30, 2012 (Unaudited).
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	From commencement of operations on August 3, 2009 through December 31, 2009.
(k)	Includes fee/expense recovery of 0.01%, 0.01% and less than 0.01% for Class A, C and Y, respectively.
(l)	From commencement of operations on September 30, 2008 through December 31, 2008.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
ASG MANAGED FUTURES STRATEGY FUND
Class A
6/30/2012(g)	$10.34	$(0.07)	$(0.93)		$(1.00)	$(0.06)	$—	$(0.06)
12/31/2011	10.61	(0.16)	0.19	(h)	0.03	(0.30)	—	(0.30)
12/31/2010(i)	10.00	(0.07)	1.41		1.34	(0.33)	(0.40)	(0.73)
Class C
6/30/2012(g)	10.25	(0.11)	(0.92)		(1.03)	(0.06)	—	(0.06)
12/31/2011	10.58	(0.24)	0.19	(h)	(0.05)	(0.28)	—	(0.28)
12/31/2010(i)	10.00	(0.10)	1.40		1.30	(0.32)	(0.40)	(0.72)
Class Y
6/30/2012(g)	10.34	(0.06)	(0.93)		(0.99)	(0.06)	—	(0.06)
12/31/2011	10.60	(0.13)	0.19	(h)	0.06	(0.32)	—	(0.32)
12/31/2010(i)	10.00	(0.06)	1.40		1.34	(0.34)	(0.40)	(0.74)

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	From commencement of operations on July 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

81  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (d)(e)	Gross expenses, excluding interest expense (%) (e)	Net expenses including interest expense (%) (d)(e)	Gross expenses including interest expense (%) (e)	Net investment loss (%) (e)	Portfolio turnover rate(%) (f)

$9.28	(9.69)	$186,643	1.70	1.78	1.73	1.80	(1.47)	—
10.34	0.25	312,098	1.70	1.76	1.71	1.78	(1.47)	—
10.61	13.44	6,511	1.70	2.75	1.73	2.78	(1.43)	—

9.16	(10.07)	25,014	2.45	2.53	2.48	2.56	(2.22)	—
10.25	(0.51)	24,838	2.45	2.54	2.46	2.56	(2.22)	—
10.58	13.04	2,357	2.45	3.29	2.47	3.31	(2.17)	—

9.29	(9.60)	555,484	1.45	1.53	1.48	1.56	(1.22)	—
10.34	0.57	410,166	1.45	1.56	1.46	1.57	(1.22)	—
10.60	13.39	49,803	1.45	2.65	1.48	2.68	(1.20)	—

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
Loomis Sayles Absolute Strategies Fund
Class A
6/30/2012(g)	$9.34	$0.18	$0.41	$0.59	$(0.12)	$—	$(0.12)
12/31/2011	10.06	0.34	(0.75)	(0.41)	(0.31)	(0.00)	(0.31)
12/31/2010(i)	10.00	0.00	0.06	0.06	(0.00)	—	(0.00)
Class C
6/30/2012(g)	9.31	0.15	0.39	0.54	(0.08)	—	(0.08)
12/31/2011	10.05	0.28	(0.77)	(0.49)	(0.25)	(0.00)	(0.25)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
Class Y
6/30/2012(g)	9.33	0.20	0.40	0.60	(0.13)	—	(0.13)
12/31/2011	10.05	0.37	(0.75)	(0.38)	(0.34)	(0.00)	(0.34)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
Loomis Sayles Multi-Asset Real Return Fund
Class A
6/30/2012(g)	$9.34	$0.12	$0.16	$0.28	$—	$—	$—
12/31/2011	10.13	0.20	(0.78)	(0.58)	(0.18)	(0.03)	(0.21)
12/31/2010(j)	10.00	0.07	0.14	0.21	(0.08)	—	(0.08)
Class C
6/30/2012(g)	9.31	0.08	0.16	0.24	—	—	—
12/31/2011	10.11	0.13	(0.78)	(0.65)	(0.12)	(0.03)	(0.15)
12/31/2010(j)	10.00	0.05	0.14	0.19	(0.08)	—	(0.08)
Class Y
6/30/2012(g)	9.33	0.13	0.16	0.29	—	—	—
12/31/2011	10.13	0.23	(0.78)	(0.55)	(0.22)	(0.03)	(0.25)
12/31/2010(j)	10.00	0.06	0.15	0.21	(0.08)	—	(0.08)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	From commencement of operations on December 15, 2010 through December 31, 2010.
(j)	From commencement of operations on September 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

83  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$9.81	6.31	$75,123	1.14		1.14		3.75	77
9.34	(3.90)	130,662	1.15	(h)	1.15	(h)	3.50	141
10.06	0.41	2,465	1.30		6.98		0.86	39

9.77	5.85	68,423	1.89		1.89		3.06	77
9.31	(4.69)	77,398	1.89	(h)	1.89	(h)	2.82	141
10.05	0.31	563	2.05		8.68		0.24	39

9.80	6.49	337,485	0.89		0.89		4.10	77
9.33	(3.78)	273,335	0.90	(h)	0.90	(h)	3.81	141
10.05	0.41	26,758	1.05		5.37		0.06	39

$9.62	2.89	$1,612	1.35		1.99		2.50	307
9.34	(5.76)	1,871	1.35		2.04		2.02	732
10.13	2.10	1,139	1.35		2.91		2.82	139

9.55	2.58	48	2.10		2.74		1.72	307
9.31	(6.44)	99	2.10		2.65		1.30	732
10.11	1.88	12	2.10		3.90		1.86	139

9.62	3.00	24,111	1.10		1.74		2.72	307
9.33	(5.52)	28,550	1.10		1.72		2.29	732
10.13	2.12	27,528	1.10		2.98		2.25	139

See accompanying notes to financial statements.

|  84

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Diversifying Strategies Fund (the “Diversifying Strategies Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

Loomis Sayles Absolute Strategies Fund

Loomis Sayles Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”)

Each Fund is a diversified investment company, except for Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund, which are non-diversified investment companies.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund which are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Each Fund, except Loomis Sayles Absolute Strategies Fund, invests in commodity-related instruments through investments in wholly-owned subsidiaries organized under the laws of the Cayman Islands. ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd., ASG Managed Futures Strategy Cayman Fund Ltd. and Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. are wholly-owned

85  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Diversifying Strategies Fund, Global Alternatives Fund, Managed Futures Strategy Fund and Multi-Asset Real Return Fund, respectively. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of June 30, 2012, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Diversifying Strategies Fund	$8,450,231	2.9%
Global Alternatives Fund	54,853,333	3.9%
Managed Futures Strategy Fund	26,461,055	3.4%
Multi-Asset Real Return Fund	3,874,309	15.0%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a. Consolidation.   The accompanying financial statements of each Fund, except Loomis Sayles Absolute Strategies Fund, present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b. Valuation.   Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are

|  86

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Commodity index total return swaps are priced based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations from a broker-dealer. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Options on futures contracts are valued using the current settlement price. Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available. Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

87  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’

|  88

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or a Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced.

g.  Option Contracts.  The Funds and the Subsidiaries may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Funds enter into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

89  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Swap Agreements.  The Funds and the Subsidiaries may enter into credit default and total return swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied

|  90

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return of an underlying asset for, typically, fixed or floating interest payments. When a fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may receive the change in value in addition to the interest payment. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payments from the other party if the value of the underlying asset decreases.

The notional amounts of swap agreements are not recorded in the consolidated financial statements. Swap agreements are marked to market daily, and fluctuations in value are recorded in the Consolidated Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Consolidated Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Consolidated Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Fund represent cash, foreign currency and any initial and/or variation margin applicable to open futures contracts and cash

91  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

pledged as collateral for forward foreign currency contracts. Due to brokers’ balances in the Consolidated Statements of Assets and Liabilities represent securities received as collateral for forward foreign currency contracts and swap agreements for Loomis Sayles Absolute Strategies Fund and for forward foreign currency contracts and over-the-counter option contracts for Multi-Asset Real Return Fund. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, each Fund will include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, net operating losses, partnership basis adjustments, non-deductible expenses, dividend redesignations, contingent payment debt instruments, foreign currency transactions,

|  92

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Subsidiary income, distributions in excess of current earnings and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, contingent payment debt instruments, unrealized gain/loss on open swap agreements, futures and forward contracts mark to market, partnership passive losses, premium amortization and Subsidiary and partnership basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$16,938,624	$—	$16,938,624
Global Alternatives Fund	1,778,959	2,867,352	4,646,311
Managed Futures Strategy Fund	21,604,427	—	21,604,427
Loomis Sayles Absolute Strategies Fund	17,061,729	2,698	17,064,427
Multi-Asset Real Return Fund	770,217	29,110	799,327

Differences between these amounts and those reported in the Consolidated Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2011, the capital loss carryforwards and late year ordinary loss deferrals were as follows:

	Diversifying Strategies Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Loomis Sayles Absolute Strategies Fund	Multi-Asset Real Return Fund
Capital loss carryforward:
Short-term:
No expiration date	$(28,581,031)	$(27,842,043)	$(20,422,668)	$(8,718,642)	$(4,196,341)
Long-term:
No expiration date	(2,127,278)	—	(2,784,731)	(3,652,873)	—

Total capital loss carryforward	$(30,708,309)	$(27,842,043)	$(23,207,399)	$(12,371,515)	$(4,196,341)

Late year ordinary loss deferral	$(241,342)	$—	$—	$—	$(215,468)

93  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

l.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

m.  Securities Lending.  Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2012, neither of the Funds had loaned securities under this agreement.

n.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

|  94

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012, at value:

Diversifying Strategies Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$279,071,386	$—	$279,071,386
Forward Foreign Currency Contracts (unrealized appreciation)	—	821,684	—	821,684
Futures Contracts (unrealized appreciation)	2,999,328	—	—	2,999,328

Total	$2,999,328	$279,893,070	$—	$282,892,398

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,753,605)	$—	$(1,753,605)
Futures Contracts (unrealized depreciation)	(6,556,697)	—	—	(6,556,697)

Total	$(6,556,697)	$(1,753,605)	$—	$(8,310,302)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

95  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,297,660,986	$—	$1,297,660,986
Forward Foreign Currency Contracts (unrealized appreciation)	—	3,336,880	—	3,336,880
Futures Contracts (unrealized appreciation)	16,870,826	—	—	16,870,826

Total	$16,870,826	$1,300,997,866	$—	$1,317,868,692

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(933,701)	$—	$(933,701)
Futures Contracts (unrealized depreciation)	(5,628,577)	—	—	(5,628,577)

Total	$(5,628,577)	$(933,701)	$—	$(6,562,278)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$695,832,447	$—	$695,832,447
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,841,653	—	1,841,653
Futures Contracts (unrealized appreciation)	9,425,709	—	—	9,425,709

Total	$9,425,709	$697,674,100	$—	$707,099,809

|  96

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Managed Futures Strategy Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(4,047,004)	$—	$(4,047,004)
Futures Contracts (unrealized depreciation)	(10,748,142)	—	—	(10,748,142)

Total	$(10,748,142)	$(4,047,004)	$—	$(14,795,146)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

Loomis Sayles Absolute Strategies Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$3,874,206	$5,240,625	(b)	$9,114,831
All Other Non-Convertible Bonds(a)	—	328,285,876	—		328,285,876

Total Non-Convertible Bonds	—	332,160,082	5,240,625		337,400,707

Convertible Bonds(a)	—	12,766,400	—		12,766,400

Total Bonds and Notes	—	344,926,482	5,240,625		350,167,107

Senior Loans(a)	—	37,443,040	—		37,443,040
Common Stocks(a)	22,198,584	—	—		22,198,584
Preferred Stocks
Convertible Preferred Stocks(a)	5,349,040	—	—		5,349,040
Non-Convertible Preferred Stocks(a)	2,764,200	2,307,447	—		5,071,647

Total Preferred Stocks	8,113,240	2,307,447	—		10,420,687

Purchased Options(a)	393,000	—	—		393,000
Short-Term Investments	—	49,991,050	—		49,991,050

Total Investments	30,704,824	434,668,019	5,240,625		470,613,468

Credit Default Swap Agreements (unrealized appreciation)	—	639,283	—		639,283
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,726,346	—		1,726,346
Futures Contracts (unrealized appreciation)	276,182	—	—		276,182

Total	$30,981,006	$437,033,648	$5,240,625		$473,255,279

97  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Credit Default Swap Agreements (unrealized depreciation)	$—	$(4,621,455)	$—	$(4,621,455)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,599,261)	—	(2,599,261)
Futures Contracts (unrealized depreciation)	(743,507)	—	—	(743,507)

Total	$(743,507)	$(7,220,716)	$—	$(7,964,223)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid quotations.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid quotations may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid quotations for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid quotations may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

|  98

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Multi-Asset Real Return Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$11,483,852	$—	$11,483,852
Senior Loans(a)	—	254,723	—	254,723
Common Stocks(a)	2,745,316	—	—	2,745,316
Preferred Stocks(a)	447,150	—	—	447,150
Exchange Traded Funds	2,358,530	—	—	2,358,530
Purchased Options(a)	236,375	66,698	—	303,073
Short-Term Investments	—	6,978,823	—	6,978,823

Total Investments	5,787,371	18,784,096	—	24,571,467

Credit Default Swap Agreements (unrealized appreciation)	—	12,928	—	12,928
Forward Foreign Currency Contracts (unrealized appreciation)	—	114,500	—	114,500
Futures Contracts (unrealized appreciation)	29,514	—	—	29,514

Total	$5,816,885	$18,911,524	$—	$24,728,409

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(41,875)	$(18,701)	$—	$(60,576)
Credit Default Swap Agreements (unrealized depreciation)	—	(33,859)	—	(33,859)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(52,632)	—	(52,632)
Futures Contracts (unrealized depreciation)	(159,031)	—	—	(159,031)

Total	$(200,906)	$(105,192)	$—	$(306,098)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

99  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of June 30, 2012:

Loomis Sayles Absolute Strategies Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$—	$80,625	$5,160,000
Treasuries	11,102,109	7,469	(2,476,846)	2,641,210	—

Total	$11,102,109	$7,469	$(2,476,846)	$2,721,835	$5,160,000

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$—	$5,240,625	$80,625
Treasuries	(11,273,942)	—	—	—	—

Total	$(11,273,942)	$—	$—	$5,240,625	$80,625

Multi-Asset Real Return Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Purchased Options	$29,702	$—	$(23,665)	$4,063	$—

|  100

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Multi-Asset Real Return Fund (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Purchased Options	$(10,100)	$—	$—	$—	$—

Liability Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Options Closed
Written Options	$(6,044)	$—	$5,515	$(121)	$650

Investments in Securities	Options Written	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Written Options	$—	$—	$—	$—	$—

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default and total return swaps).

Diversifying Strategies Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures

101  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the six months ended June 30, 2012, the Fund used long contracts on short-term interest rates and long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investments in the Subsidiary), to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the six months ended June 30, 2012, the Fund used long contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, and short-term interest rates, and long and short contracts on commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the six months ended June 30, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

Loomis Sayles Absolute Strategies Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment

|  102

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the six months ended June 30, 2012, the Fund used forward foreign currency and option contracts and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Multi-Asset Real Return Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments (through investments in the Subsidiary). The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency, futures and option contracts and swap agreements. During the six months ended June 30, 2012, the Fund used forward foreign currency, futures and options contracts, credit default swap agreements (as a protection seller) and total return swap agreements to gain investment exposures in accordance with its objective.

Certain Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund may use futures contracts to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the six months ended June 30, 2012, Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in futures contracts for hedging purposes and to manage duration.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the six months ended June 30, 2012, Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in forward foreign currency and option transactions for hedging purposes.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund may use credit default swaps, as a protection buyer, to hedge their credit exposure to issuers of bonds they hold without having to sell the bonds. During the six months ended June 30, 2012, Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in credit default swap transactions as a protection buyer to hedge their credit exposure.

Certain Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or

103  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

in the equity market as a whole. Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Funds may also write put options to offset the cost of options used for hedging purposes. During the six months ended June 30, 2012, Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in futures and option transactions for hedging purposes.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of June 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Diversifying Strategies Fund	UBS AG	$(931,921)	$2,869,137
Managed Futures Strategy Fund	UBS AG	(2,205,351)	5,259,680
Loomis Sayles Absolute Strategies Fund	Credit Suisse AG	(1,194,679)	892,856
	Credit Suisse International	(1,074,924)	—
	Deutsche Bank AG	(1,265,483)	1,285,793
	Morgan Stanley Capital Services Inc.	(739,899)	690,889
	UBS AG	(742,298)	745,880
Multi-Asset Real Return Fund	Credit Suisse International	(14,966)	—

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of June 30, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversifying Strategies Fund	$821,684	$—
Global Alternatives Fund	3,336,880	2,403,179
Managed Futures Strategy Fund	1,841,653	—
Loomis Sayles Absolute Strategies Fund	6,377,044	3,999,793
Multi-Asset Real Return Fund	381,352	305,106

|  104

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

These amounts do not take into account the value of collateral received by the Funds as follows:

Fund	Collateral Received
Loomis Sayles Absolute Strategies Fund	$4,263,838
Multi-Asset Real Return Fund	260,905

The Funds generally receive U.S. government and agency securities as collateral. Collateral is valued in accordance with the Funds’ valuation policies and is recorded on the Consolidated Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swap and Derivative Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. In lieu of receiving cash collateral, Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for Diversifying Strategies Fund as of June 30, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$821,684	$—	$—
Unrealized appreciation on futures contracts	1,114,904	—	1,089,140	795,284
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(1,753,605)	—	—
Unrealized depreciation on futures contracts	(4,069,548)	—	(1,434,202)	(1,052,947)

105  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Transactions in derivative instruments for Diversifying Strategies Fund during the six months ended June 30, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(18,590,559)	$—	$—
Futures contracts	16,318,590	—	(1,478,905)	(5,408,574)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	(1,894,582)	—	—
Futures contracts	(7,455,274)	—	378,969	839,402

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Global Alternatives Fund as of June 30, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$3,336,880	$—	$—
Unrealized appreciation on futures contracts	1,721,116	—	9,530,127	5,619,583
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(933,701)	—	—
Unrealized depreciation on futures contracts	(3,733,590)	—	—	(1,894,987)

|  106

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Transactions in derivative instruments for Global Alternatives Fund during the six months ended June 30, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(18,960,731)	$—	$—
Futures contracts	22,720,199	—	(3,495,134)	(44,684,733)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	(867,295)	—	—
Futures contracts	(4,652,250)	—	6,267,272	7,430,552

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of June 30, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$1,841,653	$—	$—
Unrealized appreciation on futures contracts	5,351,613	—	1,905,151	2,168,945
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(4,047,004)	—	—
Unrealized depreciation on futures contracts	(6,939,664)	—	(1,405,953)	(2,402,525)

107  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Transactions in derivative instruments for Managed Futures Strategy Fund during the six months ended June 30, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(57,717,314)	$—	$—
Futures contracts	32,721,367	—	(12,209,362)	(24,467,309)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	(2,132,122)	—	—
Futures contracts	(14,616,603)	—	(507,771)	1,282,163

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Loomis Sayles Absolute Strategies Fund as of June 30, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Assets
Investments at value*	$—	$—	$—	$393,000
Unrealized appreciation on forward foreign currency contracts	—	1,726,346	—	—
Unrealized appreciation on futures contracts**	276,182	—	—	—
Unrealized appreciation on swap agreements	—	—	639,283	—
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(2,599,261)	—	—
Unrealized depreciation on futures contracts**	—	—	—	(743,507)
Unrealized depreciation on swap agreements	—	—	(4,621,455)	—

*	Represents purchased options, at value.

**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  108

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Transactions in derivative instruments for Loomis Sayles Absolute Strategies Fund during the six months ended June 30, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$—	$(884,052)	$—	$(320,020)
Foreign currency transactions**	—	436,150	—	—
Futures contracts	535,507	—	—	(675,158)
Options written	—	670,072	—	771,641
Swap agreements	—	—	885,011	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	—	386,334	—	(778,650)
Foreign currency translations**	—	(1,217,667)	—	—
Futures contracts	298,330	—	—	(737,342)
Options written	—	(292,448)	—	—
Swap agreements	—	—	49,744	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Multi-Asset Real Return Fund as of June 30, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Assets
Investments at value*	$123,000	$66,698	$—	$101,300	$12,075
Unrealized appreciation on forward foreign currency contracts	—	114,500	—	—	—
Unrealized appreciation on futures contracts**	—	—	—	5,108	24,406
Unrealized appreciation on swap agreements	—	—	12,928	—	—

109  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Liabilities
Options written, at value	(16,000)	(18,701)	—	(24,600)	(1,275)
Unrealized depreciation on forward foreign currency contracts	—	(52,632)	—	—	—
Unrealized depreciation on futures contracts**	(205)	—	—	(108,386)	(50,440)
Unrealized depreciation on swap agreements	—	—	(33,859)	—	—

*	Represents purchased options, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Consolidated Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Multi-Asset Real Return Fund during the six months ended June 30, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Investments*	$—	$(91,458)	$—	$—	$(24,229)
Foreign currency transactions**	—	48,005	—	—	—
Futures contracts	(155,033)	—	—	(289,402)	(195,684)
Options written	—	106,803	—	—	9,440
Swap agreements	—	—	(11,624)	—	(20,301)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	6,776	20,717	—	12,232	(14,881)
Foreign currency translations**	—	9,969	—	—	—
Futures contracts	1,484	—	—	(41,263)	(35,184)
Options written	8,668	(41,194)	—	8,538	4,821
Swap agreements	—	—	(41,741)	—	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  110

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Consolidated Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2012:

Diversifying Strategies Fund	Forwards	Futures
Average Notional Amount Outstanding	579.01%	604.74%
Highest Notional Amount Outstanding	1,037.27%	1,002.46%
Lowest Notional Amount Outstanding	77.68%	474.73%
Notional Amount Outstanding as of June 30, 2012	77.68%	690.80%

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	65.49%	202.88%
Highest Notional Amount Outstanding	118.02%	351.39%
Lowest Notional Amount Outstanding	31.51%	109.77%
Notional Amount Outstanding as of June 30, 2012	31.51%	236.09%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	312.46%	885.56%
Highest Notional Amount Outstanding	755.91%	1,063.46%
Lowest Notional Amount Outstanding	69.02%	696.51%
Notional Amount Outstanding as of June 30, 2012	69.02%	1,056.37%

Loomis Sayles Absolute Strategies Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	32.81%	5.50%	29.22%
Highest Notional Amount Outstanding	48.60%	10.50%	42.40%
Lowest Notional Amount Outstanding	19.93%	3.22%	14.77%
Notional Amount Outstanding as of June 30, 2012	33.87%	9.62%	35.54%

Multi-Asset Real Return Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	88.04%	41.22%	33.06%
Highest Notional Amount Outstanding	138.24%	57.27%	64.26%
Lowest Notional Amount Outstanding	67.97%	30.33%	18.39%
Notional Amount Outstanding as of June 30, 2012	67.97%	30.33%	18.39%
Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

111  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Consolidated Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of option contract activity, as a percentage of net assets, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2012:

Loomis Sayles Absolute Strategies Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	4.02%	5.66%	3.45%	3.45%
Highest Market Value of Underlying Instruments	5.78%	10.20%	4.96%	5.37%
Lowest Market Value of Underlying Instruments	0.00%	4.39%	0.00%	0.00%
Market Value of Underlying Instruments as of June 30, 2012	0.00%	4.45%	0.00%	0.00%

Multi-Asset Real Return Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	16.23%	4.65%	12.70%	3.85%
Highest Market Value of Underlying Instruments	20.55%	17.65%	14.28%	17.65%
Lowest Market Value of Underlying Instruments	6.16%	0.00%	6.83%	0.00%
Market Value of Underlying Instruments as of June 30, 2012	19.87%	17.65%	14.28%	17.65%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security; for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate; and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

|  112

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

The following is a summary of Loomis Sayles Absolute Strategies Fund’s written option activity (excluding foreign currency options):

	Number of Contracts	Premiums
Outstanding at December 31, 2011	—	$—
Options written	7,875	1,004,468
Options terminated in closing purchase transactions	(7,875)	(1,004,468)
Options exercised	—	—
Options expired	—	—

Outstanding at June 30, 2012	—	$—

The following is a summary of Loomis Sayles Absolute Strategies Fund’s foreign currency written option activity:

Premiums
Outstanding at December 31, 2011	$748,930
Options written	—
Options terminated in closing purchase transactions	(748,930)
Options exercised	—
Options expired	—

Outstanding at June 30, 2012	$—

The following is a summary of Multi-Asset Real Return Fund’s written option activity (excluding foreign currency options):

	Number of Contracts	Premiums
Outstanding at December 31, 2011	—	$—
Options written	563	73,342
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(13)	(9,440)

Outstanding at June 30, 2012	550	$63,902

The following is a summary of Multi-Asset Real Return Fund’s foreign currency written option activity:

Premiums
Outstanding at December 31, 2011	$191,546
Options written	31,143
Options terminated in closing purchase transactions	(191,546)
Options exercised	—
Options expired	—

Outstanding at June 30, 2012	$31,143

113  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2012, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/ Maturities
Diversifying Strategies Fund	$3,859,659,322	$3,954,309,110
Global Alternatives Fund	16,561,873,380	16,622,694,790
Managed Futures Strategy Fund	8,923,002,437	8,882,489,254

For the six months ended June 30, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Loomis Sayles Absolute Strategies Fund	$—	$—	$313,353,146	$316,722,659
Multi-Asset Real Return Fund	2,346,250	1,683,053	54,118,616	57,886,476

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) serves as investment adviser to Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Fund	Percentage of Average Daily Net Assets
Diversifying Strategies Fund	1.25%
Global Alternatives Fund	1.15%
Managed Futures Strategy Fund	1.25%
Loomis Sayles Absolute Strategies Fund	0.70%
Multi-Asset Real Return Fund	0.75%

|  114

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

AlphaSimplex also serves as investment adviser to ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.25%, 1.15% and 1.25%, respectively, of its average daily net assets.

Loomis Sayles also serves as investment adviser to the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., which pays Loomis Sayles a management fee at the annual rate of 0.75% of its average daily net assets.

Effective July 1, 2012, Global Alternatives Fund will pay a management fee at an annual rate of 1.15% for the first two billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang.

AlphaSimplex and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Consolidated Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Consolidated Statements of Assets and Liabilities as receivable from investment adviser.

For the six months ended June 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Diversifying Strategies Fund	1.70%	2.45%	1.45%
Global Alternatives Fund	1.60%	2.35%	1.35%
Managed Futures Strategy Fund	1.70%	2.45%	1.45%
Loomis Sayles Absolute Strategies Fund	1.30%	2.05%	1.05%
Multi-Asset Real Return Fund	1.35%	2.10%	1.10%

AlphaSimplex and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a

115  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Diversifying Strategies Fund	$2,327,228	$149,776	$2,177,452	1.25%	1.17%
Global Alternatives Fund	8,722,190	—	8,722,190	1.15%	1.15%
Managed Futures Strategy Fund	4,915,581	311,844	4,603,737	1.25%	1.17%
Loomis Sayles Absolute Strategies Fund	1,665,412	—	1,665,412	0.70%	0.70%
Multi-Asset Real Return Fund	115,267	98,935	16,332	0.75%	0.11%

[1]	Management fee waivers are subject to possible recovery until December 31, 2013.

For the six months ended June 30, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class C	Class Y	Total
Global Alternatives Fund	$11,835	$2,605	$25,336	$39,776

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

|  116

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2012, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Diversifying Strategies Fund	$157,279	$28,558	$85,673
Global Alternatives Fund	305,050	118,094	354,282
Managed Futures Strategy Fund	322,136	30,881	92,642
Loomis Sayles Absolute Strategies Fund	121,650	92,097	276,292
Multi-Asset Real Return Fund	2,611	108	323

c. Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to each Subsidiary for which each Subsidiary pays NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to NGAM Advisors by the Subsidiary. In addition, NGAM Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

117  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, each Fund paid the following administrative fees to NGAM Advisors (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees
Diversifying Strategies Fund	$84,854
Global Alternatives Fund	345,499
Managed Futures Strategy Fund	179,153
Loomis Sayles Absolute Strategies Fund	108,388
Multi-Asset Real Return Fund	7,001

d. Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended June 30, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Diversifying Strategies Fund	$168,144
Global Alternatives Fund	733,772
Managed Futures Strategy Fund	473,906
Loomis Sayles Absolute Strategies Fund	116,552
Multi-Asset Real Return Fund	577

As of June 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Diversifying Strategies Fund	$3,433
Global Alternatives Fund	21,170
Managed Futures Strategy Fund	35,940
Loomis Sayles Absolute Strategies Fund	1,509
Multi-Asset Real Return Fund	30

|  118

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2012 were as follows:

Fund	Commissions
Diversifying Strategies Fund	$30,793
Global Alternatives Fund	74,952
Managed Futures Strategy Fund	132,258
Loomis Sayles Absolute Strategies Fund	60,950

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Consolidated Statements of Assets and Liabilities.

119  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

g.  Affiliated Ownership.  As of June 30, 2012, Loomis Sayles and Natixis US held shares of the Funds representing the following percentages of net assets:

Fund	Loomis Sayles	Natixis US	Percentage of Affiliated Ownership
Multi-Asset Real Return Fund	38.51%	38.51%	77.02%

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the six months ended June 30, 2012, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Loomis Sayles Absolute Strategies Fund and Multi-Asset Real Return Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

The Funds’ (excluding Loomis Sayles Absolute Strategies Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

9.  Interest Expense.  Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the six months ended June 30, 2012 is reflected on the Consolidated Statements of Operations.

|  120

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2012, the Funds had shareholders that owned more than 5% of the Funds’ total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of the Funds, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings, including affiliated accounts, was as follows:

Fund	Number of 5% Non- Affiliated Shareholders	Percentage of Non- Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Loomis Sayles Absolute Strategies Fund	1	19.62%	—	19.62%
Multi-Asset Real Return Fund	—	—	77.02%	77.02%

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Diversifying Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,729,948	$26,404,406	12,268,438	$128,467,458
Issued in connection with the reinvestment of distributions	—	—	490,004	4,778,350
Redeemed	(4,839,008)	(46,376,628)	(4,814,646)	(50,046,266)

Net change	(2,109,060)	$(19,972,222)	7,943,796	$83,199,542

Class C
Issued from the sale of shares	208,218	$1,993,936	1,482,681	$15,364,159
Issued in connection with the reinvestment of distributions	—	—	53,185	513,125
Redeemed	(753,908)	(7,180,750)	(843,625)	(8,626,269)

Net change	(545,690)	$(5,186,814)	692,241	$7,251,015

Class Y
Issued from the sale of shares	6,275,128	$60,995,301	24,283,289	$256,558,955
Issued in connection with the reinvestment of distributions	—	—	726,635	7,100,828
Redeemed	(13,306,589)	(127,126,299)	(16,608,106)	(173,869,182)

Net change	(7,031,461)	$(66,130,998)	8,401,818	$89,790,601

Increase (decrease) from capital share transactions	(9,686,211)	$(91,290,034)	17,037,855	$180,241,158

121  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,477,130	$47,018,493	18,930,522	$202,480,734
Issued in connection with the reinvestment of distributions	—	—	113,753	1,233,164
Redeemed	(14,013,391)	(146,290,602)	(10,876,025)	(114,726,957)

Net change	(9,536,261)	$(99,272,109)	8,168,250	$88,986,941

Class C
Issued from the sale of shares	1,100,871	$11,316,353	4,655,200	$49,166,732
Issued in connection with the reinvestment of distributions	—	—	23,940	255,455
Redeemed	(1,246,374)	(12,525,856)	(1,819,331)	(18,798,077)

Net change	(145,503)	$(1,209,503)	2,859,809	$30,624,110

Class Y
Issued from the sale of shares	35,546,212	$376,118,474	94,621,473	$1,007,278,821
Issued in connection with the reinvestment of distributions	—	—	172,490	1,880,156
Redeemed	(27,169,764)	(282,964,888)	(23,131,849)	(244,275,468)

Net change	8,376,448	$93,153,586	71,662,114	$764,883,509

Increase (decrease) from capital share transactions	(1,305,316)	$(7,328,026)	82,690,173	$884,494,560

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,243,612	$122,407,406	51,347,993	$551,929,224
Issued in connection with the reinvestment of distributions	101,309	976,532	775,375	8,017,306
Redeemed	(22,402,467)	(221,820,709)	(22,561,002)	(242,938,414)

Net change	(10,057,546)	$(98,436,771)	29,562,366	$317,008,116

Class C
Issued from the sale of shares	1,107,354	$10,918,449	2,371,607	$25,453,453
Issued in connection with the reinvestment of distributions	6,597	62,822	23,560	241,481
Redeemed	(805,980)	(7,959,307)	(194,536)	(2,061,142)

Net change	307,971	$3,021,964	2,200,631	$23,633,792

Class Y
Issued from the sale of shares	37,671,859	$373,666,622	42,110,388	$454,569,292
Issued in connection with the reinvestment of distributions	222,215	2,144,371	672,465	6,953,289
Redeemed	(17,740,691)	(173,163,412)	(7,808,584)	(83,713,552)

Net change	20,153,383	$202,647,581	34,974,269	$377,809,029

Increase (decrease) from capital share transactions	10,403,808	$107,232,774	66,737,266	$718,450,937

|  122

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Loomis Sayles Absolute Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,825,082	$17,822,747	30,602,206	$309,644,774
Issued in connection with the reinvestment of distributions	91,476	894,718	518,886	5,000,664
Redeemed	(8,245,384)	(80,418,939)	(17,377,149)	(168,594,903)

Net change	(6,328,826)	$(61,701,474)	13,743,943	$146,050,535

Class C
Issued from the sale of shares	427,540	$4,153,800	10,712,134	$108,281,778
Issued in connection with the reinvestment of distributions	42,788	417,048	152,413	1,454,718
Redeemed	(1,782,824)	(17,297,148)	(2,607,812)	(24,979,006)

Net change	(1,312,496)	$(12,726,300)	8,256,735	$84,757,490

Class Y
Issued from the sale of shares	12,147,398	$118,594,982	42,674,035	$427,908,877
Issued in connection with the reinvestment of distributions	281,424	2,749,318	592,079	5,679,301
Redeemed	(7,267,623)	(70,626,549)	(16,642,330)	(162,068,348)

Net change	5,161,199	$50,717,751	26,623,784	$271,519,830

Increase (decrease) from capital share transactions	(2,480,123)	$(23,710,023)	48,624,462	$502,327,855

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Multi-Asset Real Return Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	58,450	$563,810	299,653	$3,033,094
Issued in connection with the reinvestment of distributions	—	—	4,381	41,489
Redeemed	(91,131)	(881,695)	(216,274)	(2,117,308)

Net change	(32,681)	$(317,885)	87,760	$957,275

Class C
Issued from the sale of shares	2,924	$27,924	12,897	$131,319
Issued in connection with the reinvestment of distributions	—	—	130	1,229
Redeemed	(8,538)	(81,760)	(3,577)	(34,371)

Net change	(5,614)	$(53,836)	9,450	$98,177

Class Y
Issued from the sale of shares	112,275	$1,092,302	4,900,179	$49,608,192
Issued in connection with the reinvestment of distributions	—	—	79,507	750,530
Redeemed	(664,999)	(6,389,192)	(4,638,918)	(43,901,143)

Net change	(552,724)	$(5,296,890)	340,768	$6,457,579

Increase (decrease) from capital share transactions	(591,019)	$(5,668,611)	437,978	$7,513,031

123  |

SEMIANNUAL REPORT

June 30, 2012

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

Natixis Diversified Income Fund

Natixis U.S. Multi-Cap Equity Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

TABLE OF  CONTENTS

Management Discussion and Performance page 1

Portfolio of Investments page37

Financial Statements page79

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Fund Inception:

November 27, 1968

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

Although the year began with a broad market recovery, global economic conditions remained volatile for much of the period. Europe was caught in a recession and a political crisis. The United States fared somewhat better, both economically and politically, but certainly couldn’t be considered thriving. China continues to suffer what its government is describing as a sharp economic slowdown. All the while, policy makers have had little success in restoring public confidence that a recovery is around the corner.

Performance Results

For the six months ended June 30, 2012, Class A shares of CGM Advisor Targeted Equity Fund returned 5.02% at net asset value. The fund lagged its benchmark, the S&P 500® Index, which returned 9.49%, and the 9.23% average return of funds in its peer group, the Morningstar Large Growth category.

Explanation of Fund Performance

During the first six months of 2012, the fund was fully invested in expectation of further U.S. economic growth. However, the pace of growth was more modest than expected as the need for households to pay down their debts cut into consumer spending, job creation slowed and the unemployment rate remained high. Meanwhile, economic activity in China and Europe decelerated significantly. Concerns about the turmoil in Europe and waning economic growth in China, as well as fear that a breakup of the eurozone would have a negative impact on the U.S. economy, further moderate the outlook for U.S. stocks.

Against this backdrop, the fund ended the period in positive territory, although exposure to cyclical issues dampened performance somewhat. Stocks whose profitability, and therefore share price, track the growth of the wider economy struggled amidst ongoing concerns over global economic growth.

Key contributors to fund performance for the period included Apple, United Continental and CBS Broadcasting. Apple, the personal computer and

1  |

consumer electronics giant and a new addition to the portfolio, has benefited from the dramatic success of its iPhone and iPad. These innovative products have translated into substantial earnings growth and significant gains in the share of their respective markets. United Continental, a leading airline company, benefited from industry consolidation. Fewer carriers and disciplined supply growth have resulted in strong pricing for the company. In addition, greater-than-expected earnings have driven its stock price higher. CBS, a major television network with extensive operations in radio and TV broadcasting, benefited from growth in advertising expenditures as well as strong ratings performance in the network TV business. Additionally, the company has made deals to add social commerce, fan-designed merchandise and online private sales to its monetization strategies for its television-show inventory. CBS was sold at a gain. The fund continues to hold both Apple and United Continental.

Global challenges weighed on several of the fund’s economically sensitive stocks during the period. The fund experienced a loss in Occidental Petroleum, a leading oil and gas producer, as oil prices fell in the face of reduced global growth expectations. The fund also lost ground with International Paper, the global leader in the paper and packaging industry. The company’s outlook is closely tied to the outlook for the overall economy, and slower-than-expected growth in the U.S. economy brought its share price down. Shares of Google, the dominant Internet search engine company, also fell during the period in light of concerns about the cost of future growth, and detracted from fund performance. We sold all three issues.

Outlook

Going forward, we continue to have confidence in the growth prospects for the U.S. economy and have focused the portfolio on opportunities in this area. As always, we will seek out stocks of companies that we believe have significant potential for price appreciation.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares

June 30, 2002 through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio*
Class A: 1.13%	Class B: 1.88%	Class C: 1.88%	Class Y: 0.87%

Net Expense Ratio*
Class A: 1.13%	Class B: 1.88%	Class C: 1.88%	Class Y: 0.87%

*	As stated in the most recent prospectus.

3  |

Average Annual Total Returns — June 30, 2012

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	5.02%	-7.88%	-0.70%	4.82%
With 5.75% Maximum Sales Charge	-1.01	-13.14	-1.87	4.20

Class B (Inception 2/28/97)
NAV	4.64	-8.52	-1.44	4.03
With CDSC[1]	-0.36	-13.10	-1.80	4.03

Class C (Inception 9/1/98)
NAV	4.54	-8.57	-1.44	4.02
With CDSC[1]	3.54	-9.48	-1.44	4.02

Class Y (Inception 6/30/99)
NAV	5.11	-7.67	-0.45	5.15

Comparative Performance
S&P 500® Index[2]	9.49	5.45	0.22	5.33
Morningstar Large Growth Fund Avg[3]	9.23	0.81	0.96	5.19

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

|  4

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Fund Inception:

May 6, 1931

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

For the third consecutive year, equity markets entered the summer months suffering from macroeconomic and political worries despite business and consumer fundamentals that have demonstrated real, sustained improvement. The eurozone crisis provided the proximate catalyst for the stock market’s volatility, with the S&P 500® Index rising or falling more than 1% every three days as the daily rumors and headlines drove investor expectations.

Performance Results

For the six months ended June 30, 2012, Class A shares of Harris Associates Large Cap Value Fund returned 8.08% at net asset value. The fund underperformed its benchmark, the Russell 1000® Value Index, which returned 8.68%, but outperformed the 7.70% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

As value investors, our emphasis is on individual stock selection, with country and sector weights determined by our stock-selection process rather than the weights in any specific benchmark. Sector-wise, the fund benefited from stock selection in information technology relative to the Russell 1000® Value Index, as well as from its significant underweights in consumer staples, where it had no exposure, and utilities. Both sectors were underperformers for the period. Stock selection in industrials and consumer discretionary, and a lack of exposure to the top-performing telecom sector, were the largest relative detractors. The leading contributors to fund returns for the six months were Comcast, Wells Fargo and Marriott International. Comcast’s latest results showed good growth in its broadband and business services divisions. Video subscribers were down slightly, but its cable margins improved more than expected and free cash flow growth accelerated. Wells Fargo continues to execute well in a tough environment, growing both its market share and franchise value. The bank reported a 17% profit increase in its latest quarter,

5  |

driven in large part by cost cutting and strength in mortgage banking. In March, Wells Fargo raised its dividend from 48 cents per share to 88 cents. Marriott International reported solid earnings growth in its latest quarter, as corporate and group bookings increased for its high-end hotels in North America and Asia. The company has raised its earnings guidance for 2012, though it also lowered the per-room revenue outlook for its international operations.

The largest detractors from fund returns for the six months were Ultra Petroleum, Delphi Automotive and Autoliv. Ultra Petroleum, which was sold from the fund during the period, continued to be adversely affected by declining natural gas prices. In May, the company reported that first-quarter revenue fell short of expectations, and management said it would further reduce its planned capital spending in response to weak gas prices. Delphi Automotive reported an 18% jump in profit in the first quarter of 2012 and raised guidance for the full year, based on improving conditions in the North American auto market. However, the stock fell later in the period after the expiration of certain conditions that affected pre-initial public offering shareholders and subsequent insider sales. Autoliv reported a larger-than-expected earnings drop in its latest quarterly filings, and the stock took another hit in June after company executives admitted that they conspired to fix prices of auto safety equipment.

Outlook

As long-term investors, we find stocks attractive compared to bonds and also in their own right. At midyear, the S&P 500® traded at approximately 13 times earnings (below the historical average, which is near 15), profit margins are strong and balance sheets are healthy in our view. Earnings are likely to feel some pressure in coming quarters, given a strengthening dollar and slower growth in China, but falling energy prices and a rebounding housing market are encouraging in the near term. In our opinion, European policy makers are likely to find a path to address the current liquidity and debt squeeze. But significant economic, political and cultural challenges must be addressed for the eurozone and its currency to survive in the long run.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  6

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

June 30, 2002 through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.30%	Class B: 2.05%	Class C: 2.05%	Class Y: 1.05%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.30%	Class B: 2.05%	Class C: 2.05%	Class Y: 1.05%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

7  |

Average Annual Total Returns — June 30, 20124

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	8.08%	0.95%	-1.15%	3.86%
With 5.75% Maximum Sales Charge	1.84	-4.85	-2.31	3.25

Class B (Inception 9/13/93)
NAV	7.76	0.22	-1.88	3.09
With CDSC[1]	2.76	-4.78	-2.27	3.09

Class C (Inception 5/1/95)
NAV	7.70	0.22	-1.89	3.08
With CDSC[1]	6.70	-0.78	-1.89	3.08

Class Y (Inception 11/18/98)
NAV	8.24	1.18	-0.85	4.22

Comparative Performance
Russell 1000® Value Index[2]	8.68	3.01	-2.19	5.28
Morningstar Large Blend Fund Avg.[3]	7.70	0.94	-0.94	4.68

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

NATIXIS DIVERSIFIED INCOME FUND

Management Discussion

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Symbols:

Class A	IIDPX
Class C	CIDPX

Market Conditions

The U.S. financial markets got off to a strong start in 2012, buoyed by improving economic data at home and hopes that Europe would rein in its lingering debt problems. U.S. labor markets reported strong gains in the first three months of the period, consumer confidence strengthened and the long-troubled housing market began to show signs of life. However, Europe’s inability to craft a convincing plan to deal with its financial problems weighed on the markets as the period wore on. Parts of Europe slid back into recession and China’s economy slowed more than expected, hurting demand in both the developed and emerging world. Second quarter job growth was disappointingly low, and consumers became wary of their prospects once again. Against this backdrop, income-oriented markets performed almost as well as equity markets, led by strong returns from real estate investment trusts (REITs), investment-grade and high-yield bonds. Long-term U.S. Treasuries were strong performers in the second half of the period as investors grew more risk averse on disappointing economic data.

Performance Results

For the six months ended June 30, 2012, Class A shares of Natixis Diversified Income Fund returned 8.11% at net asset value. The portfolio outperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.37%. The portfolio’s secondary benchmark returned 6.61% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 4.51% for the six-month period.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments,

9  |

each featuring a different income-oriented investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of NGAM Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. This segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of Treasury Inflation Protected Securities (TIPS). The segment is managed by Loomis, Sayles and Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The index is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones Select Dividend Index returned 6.54% for the six-month period ended June 30, 2012. Telecommunications, materials and consumer staples were the best performing sectors while energy, consumer discretionary and utilities lagged the most. The largest sectors at both the beginning and the end of the period were utilities, industrials and consumer staples.

There were no deletions from the index during the period. However, MeadWestvaco spun off its consumer and office products business to form a new entity and Sara Lee spun off its international coffee and tea business.

AEW Diversified REIT Segment

For the six months ended June 30, 2012, the U.S. REIT sector posted positive performance, rising 14.88% as measured by the MSCI US REIT Index. The fund’s REIT segment benefitted from solid security selection, particularly among its holdings in the office, storage and health care sectors, which were offset by negative stock selection in the triple net lease, industrial and regional mall sectors. Strongest contributors included regional mall REIT Simon Property Group, industrial company ProLogis and healthcare REIT Ventas. Individual detractors from performance included First Potomac Realty, Entertainment Properties Trust and Sun Communities. Sun Communities was sold during the period.

Within North America, the U.S. economic recovery appears to be slowing, though bright spots exist that should help keep the economy out of another recession. Renewed efforts to preserve the eurozone should help to ease sovereign debt issues in Europe, while falling gasoline prices and a slowly improving housing market should aid consumption growth in the United States. Nevertheless, the global macro environment promises to be more important than usual to market sentiment and valuations and will likely lead to continued

|  10

volatility for some time. To a degree, REITs benefit from this uncertainty, and even slow economic growth, combined with low interest rates, should support a gradual improvement in underlying commercial property fundamentals, including REIT prices.

Loomis Sayles Inflation Protected Securities Segment

Troubles in the eurozone remained the primary focus for investors during the first half of the year, as policy and leadership changes in the region influenced the capital markets on a global scale. Although U.S. Treasury yields rose during the first quarter, they declined sharply soon after, falling to record lows on Europe’s woes and renewed global economic concerns. In addition, the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) shifted lower during the period. Real yields on the TIPS curve fell below zero on maturities stretching out as far as 10 years, offering less room for further decline in rates going forward.

Overall, U.S. Treasuries, including TIPS, rallied during the period, with investors seeking less risky assets during periods of heightened volatility. The segment posted solid performance for the period, primarily due to its TIPS exposure. In addition, the segment maintained a slightly longer-than-average duration (price sensitivity to interest rate changes), which boosted performance in a declining yield environment. However, a small allocation to agency securities, which lagged TIPS, slightly weighed on performance.

Given the uncertainty facing investors, it is likely that TIPS and other quality assets will continue to benefit from periods of risk-aversion.

Loomis Sayles Multi-Sector Bond Segment

The bulk of the segment’s strong performance came during the early months of the year, as many investors favored non-Treasury investments. For the segment, issue selection within investment-grade and high-yield corporate sectors was strong, with industrial issues making the most significant contributions, followed by financials and utility issues. Additionally, an allocation to convertible bonds boosted performance, as these equity-sensitive holdings followed the equity markets higher. For similar reasons, a small allocation to preferred securities also contributed to return. The portfolio’s exposure to non-U.S.-dollar-denominated holdings aided performance, led by the euro, Mexican peso, Philippine peso, Singapore dollar and Australian dollar. Selected British pound and Canadian dollar issues detracted from performance.

An allocation to the government-related sector was a modest performance detractor. Common stock holdings also dragged on performance, primarily due to negative results from specific holdings within the communication and consumer cyclical sectors.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

11  |

NATIXIS DIVERSIFIED INCOME FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

November 17, 2005 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.13%	Class C: 1.88%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.13%	Class C: 1.88%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

|  12

Average Annual Total Returns — June 30, 20126

	6 Months	1 Year	5 Year	Since Inception[5]

Class A (Inception 11/17/05)
NAV	8.11%	8.19%	5.72%	6.47%
With 4.50% Maximum Sales Charge	3.21	3.29	4.75	5.74

Class C (Inception 11/17/05)
NAV	7.77	7.35	4.92	5.68
With CDSC[1]	6.77	6.35	4.92	5.68

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	2.37	7.47	6.79	6.11
Blended Index[3]	6.61	10.68	5.76	6.53
Morningstar Conservative Allocation Fund Avg.[4]	4.51	2.34	3.02	4.22

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

4	Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown were calculated from 11/30/05.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

13  |

NATIXIS U.S. MULTI-CAP EQUITY FUND

Management Discussion

Subadvisors:

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

Market Conditions

The U.S. equity markets got off to a strong start in 2012, buoyed by improving economic data at home and hopes that Europe would find a way to rein in its lingering debt problems. U.S. labor markets reported strong gains in the first three months of the period, consumer confidence strengthened and the long-troubled housing market began to show signs of life.

However, Europe’s inability to craft a convincing plan to deal with its financial problems weighed on the markets as the period wore on. Parts of Europe slid back into recession and China’s economy slowed more than expected, hurting demand in both the developed and emerging world. In the United States, second quarter job growth was disappointingly low, and consumers became wary of their prospects once again. Against this backdrop, and despite relatively solid corporate profit growth, the U.S. equity markets retreated in the second quarter. They managed to regain some of their losses late in the period, as investors responded favorably to an announced plan by eurozone policymakers to relieve short-term pressure on troubled economies and a longer-term plan that would strengthen the region’s financial union. Large-cap stocks outperformed small-cap and mid-cap stocks and growth stocks outpaced value stocks by a small margin.

Performance Results

For the six months ended June 30, 2012, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned 8.83% at net asset value. For the same period, the S&P 500® Index returned 9.49%, the S&P MidCap 400® Index returned 7.90% and the Wilshire 4500 Index returned 8.77%. The portfolio underperformed the 9.23% average return of funds in Morningstar’s Large Growth category.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	Harris Associates L.P. segment invests primarily in common stocks of large- and mid-cap

|  14

companies that they believe are trading at a substantial discount to their “true business value.”

•	Loomis, Sayles & Company, L.P. (Loomis Sayles) manages three segments. One invests in mid-cap growth stocks, one invests in large-cap growth stocks, and one focuses on small/mid-cap core stocks.

Harris Associates Segment

Sector-wise, financials and information technology contributed most to the segment’s return, and consumer discretionary was also a significant contributor. Holdings in the energy sector were the main detractor.

The leading contributors to returns were Comcast, Wells Fargo and Marriott International. Comcast’s latest results showed good growth in broadband and business services, and its cable margins improved. Wells Fargo reported a 17% profit increase, driven by cost cutting and strength in mortgage banking. Marriott reported an increase in corporate and group bookings in North America and Asia. The largest detractors from returns were Ultra Petroleum, Delphi Automotive and Autoliv. Ultra Petroleum, which was sold from the fund during the period, continued to be hurt by declining natural gas prices. Delphi Automotive fell after certain pre-initial public offering deadlines expired and insiders made large sales. Autoliv reported an earnings drop and admitted that it conspired to fix prices of auto safety equipment.

Loomis Sayles Mid Cap Growth Segment

Strong stock selection in the healthcare and consumer discretionary sectors drove performance for the segment during the six-month period. Consumer staples and producer durables also made strong contributions to results.

Within the healthcare sector, the leading performers included Alexion, a commercial-stage biotech company, and Inhibitex, a clinical-stage biotech company. Alexion’s lead drug was recently approved for a second condition, and increased patient awareness worldwide has driven growth. Inhibitex was acquired by Bristol-Myers Squibb at a significant premium during the period. Leading performers in the consumer discretionary and consumer staples sectors were companies that combined solid same-store sales with new store openings and have virtually no exposure to slowing international markets. Examples include Ulta, a beauty products retailer, and PetSmart, a pet food and supplies retailer.

Energy was the segment’s weakest sector, followed by financials, technology and materials. Holdings in these economically sensitive sectors performed well in the first quarter but declined in the second quarter, as the global economy slowed. Declining oil prices drove down shares of Approach Resources, an independent energy company that is sensitive to changes in oil prices. While the fund did not own many financials stocks, the ones it did own generated flat returns, including two real estate investment trusts, AvalonBay Communities and Essex Property Trust. Both develop and manage apartment buildings and multi-family communities. AvalonBay was added to the portfolio in mid-2011; the position was sold early in the period to fund less-defensive positions.

15  |

Loomis Sayles Small/Mid Cap Core Segment

Positive stock selection drove solid results for the segment during the six-month period. Contribution to performance was broad based, with all sectors except energy delivering positive returns. Positions in Wyndham Worldwide Corporation, Catalyst Health Solutions and Discover Financial Services were among the top contributors to results. Wyndham Worldwide, which franchises several hotel brands, reported strong earnings growth driven by solid trends in its vacation ownership business. Catalyst Health Solutions, a provider of pharmacy benefit management services, agreed to be acquired by SXC Health Solutions at a 24% premium to prior trading levels. Discover Financial Services, which issues the Discover credit card and other financial products, increased its earnings estimates based on improved loan growth, higher transaction volumes and better credit metrics.

Lagging stocks for the six-month period included Kirby, Atmel and Clayton Williams Energy. Shares of Kirby, a marine transportation company, declined following a downward revision in its annual earnings guidance. The market’s shift away from more economically sensitive companies also hurt the stock. Atmel, which designs and develops integrated circuits, declined on falling earnings expectations for the year and growing competition in the touch sensor market. Shares of Clayton Williams Energy, a Texas-based oil and natural gas exploration company, fell due to a decline in key commodity prices.

Loomis Sayles Growth Segment

Against a volatile market backdrop, the segment generated a positive return for the six-month period. Overall, stock selection in the technology sector detracted from performance, while an underweight allocation to the energy sector and overweight to the financials sector aided returns. Stock selection in the consumer discretionary and financial services sectors also contributed positively.

The largest individual contributors to performance included Internet retailer Amazon.com and credit card provider Visa. Both stocks came under pressure at times during 2010 and 2011. Amazon’s margins were compressed as the company invested in fulfillment centers and its digital media offerings, while Visa faced concerns about pending legislation. However, Amazon’s investments began to pay off in 2012, helping the company gain market share and increase profitability. Visa shares rose after government regulations proved less onerous than originally thought.

The largest detractors from performance included Internet search company Google and online jeweler Blue Nile. Google shares declined after the company reported lower-than-expected earnings. In our view, this shortfall is likely a short-term issue. The company remains poised to take advantage of significant long-term growth opportunities in the global advertising market and its expanding mobile platform. Blue Nile stock declined in response to the company’s strategic shift to non-engagement jewelry. While this change will likely require increased investment and take time to implement, we believe that the company’s core competitive advantages remain in place in our view.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  16

NATIXIS U.S. MULTI-CAP EQUITY FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

June 30, 2002 through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.39%	Class B: 2.14%	Class C: 2.14%	Class Y: 1.14%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.35%	Class B: 2.10%	Class C: 2.10%	Class Y: 1.10%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

17  |

Average Annual Total Returns — June 30, 20126

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	8.83%	-1.38%	1.51%	6.74%
With 5.75% Maximum Sales Charge	2.56	-7.06	0.31	6.11

Class B (Inception 7/7/94)
NAV	8.48	-2.11	0.76	5.95
With CDSC[1]	3.48	-6.79	0.38	5.95

Class C (Inception 7/7/94)
NAV	8.47	-2.10	0.75	5.94
With CDSC[1]	7.47	-3.04	0.75	5.94

Class Y (Inception 11/15/94)
NAV	9.01	-1.10	1.76	7.16

Comparative Performance
S&P 500® Index[2]	9.49	5.45	0.22	5.33
S&P MidCap 400® Index[3]	7.90	-2.33	2.55	8.21
Wilshire 4500 Index[4]	8.77	-2.53	1.47	8.55
Morningstar Large Growth Fund Avg.[5]	9.23	0.81	0.96	5.19

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

4	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

Fund Inception

December 31, 1996

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Effective July 31, 2009, the fund was closed to new investors.

Market Conditions

Markets extended last fall’s rally through the first quarter of 2012, as key domestic economic data edged higher. But these same indicators began to lag in the second quarter, shaking the market’s underpinnings. Fear that Europe’s spreading debt crises might slow the U.S. economy and China’s apparent slowdown unsettled investors. Risk aversion replaced the ebullient mood of previous months, leaving markets in a downtrend that ended in June as Europe’s central banks initiated measures aimed at dealing with the continent’s woes.

Performance Results

For the six months ended June 30, 2012, Class A shares of Vaughan Nelson Small Cap Value Fund returned 6.34% at net asset value. The fund lagged both its benchmark, the Russell 2000® Value Index, which returned 8.23% and the 6.73% average return of the funds in its peer group, the Morningstar Small Blend category.

Explanation of Fund Performance

All sectors contributed to the fund’s positive return, save energy, where shares weakened as oil and gas prices fell, and information technology. The fund’s marked underweight in the strong real estate investment trust sector (REITs) explains much of the fund’s underperformance relative to its benchmark. We took profits among utilities early in the year, as valuations appeared full. The resulting underweight compared to the index hurt modestly in relative terms when utility stocks later rose as investors grew defensive.

Corrections Corporation, which owns and operates prisons on a for-profit basis, was a strong performer. The company is boosting returns by acquiring existing facilities along with developing its own. In addition, Corrections Corp.’s shares rose on speculation that the company may convert to a REIT, potentially enhancing shareholder value. In healthcare, West Pharmaceutical Services enjoyed strong order flow for its range of disposable medical devices, such as syringes and vials. Even though Scott’s Miracle Gro was a laggard during

19  |

the period, we realized healthy gains when we sold this long-time holding. Industrial contributors included Lennox International and A.O. Smith, both producers of heating, air-conditioning and other systems and equipment. Their results improved as the housing sector appeared to bottom out. In May, fund holding Thomas and Betts, a manufacturer of electrical and electronic products and equipment, was acquired at favorable terms. Valmont Industries, makers of fabricated metal products, also rose. KAR Auction Services benefited as increasing new car sales and vigorous leasing activity led to more used vehicles ending up at auctions. The company is also enhancing growth through its growing Internet sales channel.

In technology, RF Micro Devices, whose components are in cell phones and other devices, fell. Diminishing demand from China and reduced purchases from a major customer pressured the shares. Teradyne, maker of test equipment for semiconductors and other electronic products, declined as the economy faltered. We still hold both positions in the expectation of renewed capital spending in technology. Energy stocks were one of the weakest sectors, as slumping global demand drove down prices. The fund was underweight in energy, but failed to reap any benefit from this positioning as its losses exceeded those of the index. Nevertheless, we think the long-term secular growth trend for oil and other commodities, fed largely by China, has ended for now, leading to more cyclical trading patterns for these stocks. We sold offshore driller Unit Corp. and used proceeds to expand holdings of Oasis Petroleum, which has attractive acreage in the Bakken field in North Dakota. Oil States International, an oilfield service provider, also fell.

Outlook

We do not believe that the current pace of economic growth is enough to expand employment or increase tax revenues. Thus, consumers and the public sector will have trouble paying down debt. Currently, central banks hold the key to any future expansion. A recent European summit moved matters forward by separating sovereign debt problems from those facing banks. There is also movement toward structural reforms in Greece, Spain and Italy. Addressing the U.S. federal government’s debt issues will be more difficult politically. We believe monetary authorities will remain accommodative in order to support markets and economies.

We continue to find interesting situations across industries. Rather than become defensive amid the current volatility, we prefer to seek out more cyclical stocks and invest during periods of weakness. For example, the fund’s modest exposure to energy could increase if prices contract further and valuations become more reasonable. Our overall goal is to find companies, preferably domestic, with strong earnings potential that appears sustainable in varied economic conditions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

June 30, 2002 through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.62%	Class B: 2.37%	Class C: 2.37%	Class Y: 1.37%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.62%	Class B: 2.37%	Class C: 2.37%	Class Y: 1.37%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

21  |

Average Annual Total Returns — June 30, 20124

	6 Months	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/31/96)
NAV	6.34%	-3.88%	4.47%	8.67%	—
With 5.75% Maximum Sales Charge	0.24	-9.41	3.24	8.03	—

Class B (Inception 12/31/96)
NAV	5.96	-4.61	3.69	7.86	—
With CDSC[1]	0.96	-8.47	3.43	7.86	—

Class C (Inception 12/31/96)
NAV	5.89	-4.62	3.68	7.85	—
With CDSC[1]	4.89	-5.39	3.68	7.85	—

Class Y (Inception 8/31/06)
NAV	6.48	-3.63	4.76	—	7.37%

Comparative Performance
Russell 2000® Value Index[2]	8.23	-1.44	-1.05	6.50	8.26
Morningstar Small Blend Fund Avg.[3]	6.73	-3.71	-0.40	6.61	3.07

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Fund Inception:

October 31, 2008

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Encouraging economic data helped extend last fall’s equity rally into the first quarter of 2012. Trends in jobs and housing in particular reversed the downward trends that prevailed last year, signaling a possible rebound for the U.S. economy. But external and domestic pressures brought a reversal in the spring. Europe’s economic crises, China’s slowing growth and weakening data at home all made investors more risk-averse in the second quarter of the year. Late in June, Europe’s central bankers moved to disentangle sovereign debt problems from those of banks, an important initial step toward aiding Europe’s stressed economies.

Performance Results

For the six months ended June 30, 2012, Class A shares of Vaughan Nelson Value Opportunity Fund returned 6.45% at net asset value. The fund trailed its benchmark, the Russell MidCap® Value Index, which returned 7.78%, but exceeded the 6.25% return of the funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

With the exception of energy, all sectors delivered positive returns for the period. However, the fund’s performance lagged the index due largely to disappointing results in financial services. The fund held only a small stake in the real estate investment trust (REIT) sector, a strong-performing area that is weighted heavily in the index. Some insurers and banks also held back returns. Technology and consumer discretionary delivered the best sector returns relative to the index. One of the period’s best individual contributors was HCA, a for-profit operator of acute care hospitals in Florida, Texas and elsewhere. Admissions have been strong, and the company is finding attractive acquisitions and costs have come down thanks to debt refinancing at lower rates.

Fiserv, a provider of transaction and account processing, electronic payments and a range of other functions for financial services companies, rose during the period.

23  |

Fiserv enjoys a strong, contractual revenue stream, a characteristic we look for in making investment choices. BMC Software, which provides large-scale enterprise management software, rose when an activist shareholder proposed selling the company. BMC took defensive measures against the proposal, but the activity drew attention to the firm’s potential value.

Results were positive among consumer discretionary issues. Discovery Communications and CBS, both of which own attractive content, added to returns. Discovery has gained market share by extending its distribution internationally as well as more broadly to additional providers. CBS has been developing appealing content as well. Both companies also benefited from recovering advertising rates. Jarden continued to do well as sales increased for its various consumer brands, which include Coleman, Sunbeam, Rawlings and others. Rovi declined amid ongoing changes. Some of its more mature businesses are shrinking, short-cutting growth prospects. We continue to hold the shares based on the attractive potential of its digital entertainment guides and interactive programming for cable and satellite providers. Global Payments, a payments processor suffered a systems breach, jeopardizing customer data. We think the company will overcome this mishap and continue its expansion into international markets, perhaps acquiring competitors along the way.

Outlook

We do not believe that the current pace of economic growth is enough to expand employment or increase tax revenues. Thus, consumers and the public sector will have trouble paying down debt. Currently, central banks hold the key to any future expansion. Europe is moving forward by separating sovereign debt problems from those facing banks. There is also movement toward structural reform in Greece, Spain and Italy. Addressing the U.S. federal government’s debt issues will be more difficult politically. We believe monetary authorities will remain accommodative in order to support markets and economies. We continue to find interesting situations across industries, including semiconductors and other areas of technology. Rather than become defensive amid the current volatility, we prefer to seek out more cyclical stocks and invest during periods of weakness. For example, the fund’s modest exposure to energy could increase if prices continue to contract and valuations become more reasonable. Overall, our goal is to find companies, preferably domestic, with strong earnings potential that appears sustainable in varied economic conditions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through June 30, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

October 31, 2008 (inception) through June 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges.

Expense Ratios

Gross Expense Ratio (before fee waivers and/or expense reimbursements)*
Class A: 1.56%	Class C: 2.31%	Class Y: 1.31%

Net Expense Ratio (after fee waivers and/or expense reimbursements)*
Class A: 1.56%	Class C: 2.31%	Class Y: 1.31%

*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 4/30/13. Contracts are reevaluated on an annual basis.

25  |

Average Annual Total Returns — June 30, 20124

	6 Months	1 Year	Since Inception

Class A (Inception 10/31/08)
NAV	6.45%	-6.91%	12.95%
With 5.75% Maximum Sales Charge	0.36	-12.25	11.14

Class C (Inception 10/31/08)
NAV	6.05	-7.62	12.11
With CDSC[1]	5.05	-8.51	12.11

Class Y (Inception 10/31/08)
NAV	6.64	-6.66	13.24

Comparative Performance
Russell Midcap® Value Index[2]	7.78	-0.37	15.15
Morningstar Mid-Cap Blend Fund Avg.[3]	6.25	-5.10	13.75

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Note: Portfolio summary tables previously included on this page can be found on the fund’s Fact Sheet at ngam.natixis.com.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  26

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

27  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2012 through June 30, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  28

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,050.20	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87
Class B
Actual	$1,000.00	$1,046.40	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.62
Class C
Actual	$1,000.00	$1,045.40	$9.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.62
Class Y
Actual	$1,000.00	$1,051.10	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62

*	Expenses are equal to the Fund's annualized expense ratio: 1.17%, 1.92%, 1.92% and 0.92% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,080.80	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Class B
Actual	$1,000.00	$1,077.60	$10.59
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class C
Actual	$1,000.00	$1,077.00	$10.59
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class Y
Actual	$1,000.00	$1,082.40	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

29  |

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,081.10	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52
Class C
Actual	$1,000.00	$1,077.70	$9.56
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.27

*	Expenses are equal to the Fund's annualized expense ratio: 1.10% and 1.85% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

NATIXIS U.S. MULTI-CAP EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,088.30	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Class B
Actual	$1,000.00	$1,084.80	$10.63
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class C
Actual	$1,000.00	$1,084.70	$10.63
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class Y
Actual	$1,000.00	$1,090.10	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  30

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,063.40	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.97
Class B
Actual	$1,000.00	$1,059.60	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$10.72
Class C
Actual	$1,000.00	$1,058.90	$10.95
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$10.72
Class Y
Actual	$1,000.00	$1,064.80	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72

*	Expenses are equal to the Fund's annualized expense ratio: 1.39%, 2.14%, 2.14% and 1.14% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2012	ENDING ACCOUNT VALUE 6/30/2012	EXPENSES PAID DURING PERIOD* 1/1/2012 – 6/30/2012
Class A
Actual	$1,000.00	$1,064.50	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.62
Class C
Actual	$1,000.00	$1,060.50	$10.60
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.37
Class Y
Actual	$1,000.00	$1,066.40	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37

*	Expenses are equal to the Fund's annualized expense ratio: 1.32%, 2.07% and 1.07% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

31  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple subadvisers) based on agreed-upon criteria, graphs showing each

|  32

Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the

33  |

case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was stronger over the long term; (3) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups; (4) that the Fund’s more recent performance, although lagging in certain periods, had recently shown improvement relative to its peer group and (5) that although the Fund’s performance lagged that of its relevant peer group for certain periods, performance was stronger when compared to the Fund’s relevant performance benchmark.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2011, five of the six Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed, if any, by the Advisers under these caps, other than those Funds for which current expenses are below the cap. The Trustees noted that several Funds had total advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management

|  34

believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee and (3) that the Fund’s investment discipline was capacity restrained. The Trustees also noted that although the Natixis U.S. Multi-Cap Equity Fund’s advisory fees were above the median of a peer group of funds, that difference is due at least in part to the fact that the Fund employs a more complex multiple manager structure, whereas its peer group consists of mostly large cap growth strategies. Furthermore, the Trustees noted that the reductions in the Fund’s advisory fee and expense cap, which became effective as of June 1, 2011, were not fully reflected in the data comparing the Fund to a peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that three Funds had breakpoints in their advisory fees and that five of the Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

35  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

|  36

Portfolio of Investments – as of June 30, 2012 (Unaudited)

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)

Common Stocks — 96.2% of Net Assets
	Aerospace & Defense — 5.3%
410,000	Boeing Co. (The)	$30,463,000

	Airlines — 12.6%
3,240,000	Delta Air Lines, Inc.(b)	35,478,000
1,500,000	United Continental Holdings, Inc.(b)	36,495,000

		71,973,000

	Capital Markets — 5.9%
2,330,000	Morgan Stanley	33,994,700

	Computers & Peripherals — 5.2%
51,000	Apple, Inc.(b)	29,784,000

	Diversified Financial Services — 12.7%
1,325,000	Citigroup, Inc.	36,318,250
1,010,000	JPMorgan Chase & Co.	36,087,300

		72,405,550

	Food & Staples Retailing — 2.2%
180,000	Wal-Mart Stores, Inc.	12,549,600

	Insurance — 10.8%
900,000	MetLife, Inc.	27,765,000
700,000	Prudential Financial, Inc.	33,901,000

		61,666,000

	IT Services — 8.3%
40,000	MasterCard, Inc., Class A	17,204,400
247,000	Visa, Inc., Class A	30,536,610

		47,741,010

	Media — 5.3%
1,350,000	News Corp., Class A	30,091,500

	Multiline Retail — 11.7%
1,190,000	Macy’s, Inc.	40,876,500
450,000	Target Corp.	26,185,500

		67,062,000

	Oil, Gas & Consumable Fuels — 4.8%
260,000	Chevron Corp.	27,430,000

	Semiconductors & Semiconductor Equipment — 5.8%
640,000	ASML Holding NV	32,908,800

	Tobacco — 5.6%
370,000	Philip Morris International, Inc.	32,286,200

	Total Common Stocks (Identified Cost $536,987,555)	550,355,360

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.2%
$6,000,000	American Express Credit Corp., Commercial Paper, 0.010%, 7/02/2012	$6,000,000
498,814	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $498,814 on 07/02/2012 collateralized by $455,000 U.S. Treasury Note, 3.250% due 6/30/2016 valued at $509,600 including accrued interest (Note 2 of Notes to Financial Statements)	498,814

	Total Short-Term Investments (Identified Cost $6,498,814)	6,498,814

	Total Investments — 97.4% (Identified Cost $543,486,369)(a)	556,854,174
	Other assets less liabilities — 2.6%	15,076,155

	Net Assets — 100.0%	$571,930,329

(†)	See Note 2 of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2012, the net unrealized appreciation on investments based on a cost of $543,486,369 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$41,976,654
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,608,849)

	Net unrealized appreciation	$13,367,805

(b)	Non-income producing security.

Industry Summary at June 30, 2012 (Unaudited)

Diversified Financial Services	12.7%
Airlines	12.6
Multiline Retail	11.7
Insurance	10.8
IT Services	8.3
Capital Markets	5.9
Semiconductors & Semiconductor Equipment	5.8
Tobacco	5.6
Aerospace & Defense	5.3
Media	5.3
Computers & Peripherals	5.2
Oil, Gas & Consumable Fuels	4.8
Food & Staples Retailing	2.2
Short-Term Investments	1.2

Total Investments	97.4
Other assets less liabilities	2.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.9% of Net Assets
	Aerospace & Defense — 3.4%
59,900	Boeing Co. (The)	$4,450,570

	Air Freight & Logistics — 3.7%
53,200	FedEx Corp.	4,873,652

	Auto Components — 4.9%
45,800	Autoliv, Inc.	2,503,428
95,100	Delphi Automotive PLC(b)	2,425,050
43,600	TRW Automotive Holdings Corp.(b)	1,602,736

		6,531,214

	Automobiles — 2.0%
33,600	Toyota Motor Corp., Sponsored ADR	2,704,128

	Capital Markets — 5.6%
36,900	Franklin Resources, Inc.	4,095,531
33,700	Goldman Sachs Group, Inc. (The)	3,230,482

		7,326,013

	Commercial Banks — 5.3%
209,500	Wells Fargo & Co.	7,005,680

	Consumer Finance — 1.7%
40,000	Capital One Financial Corp.	2,186,400

	Diversified Financial Services — 7.0%
16,300	CME Group, Inc., Class A	4,370,193
135,500	JPMorgan Chase & Co.	4,841,415

		9,211,608

	Electrical Equipment — 1.5%
29,400	Rockwell Automation, Inc.	1,942,164

	Energy Equipment & Services — 2.0%
40,400	National Oilwell Varco, Inc.	2,603,376

	Health Care Equipment & Supplies — 1.5%
50,600	Medtronic, Inc.	1,959,738

	Hotels, Restaurants & Leisure — 9.4%
138,900	Carnival Corp.	4,760,103
115,100	Marriott International, Inc., Class A	4,511,920
19,200	McDonald’s Corp.	1,699,776
27,000	Starwood Hotels & Resorts Worldwide, Inc.	1,432,080

		12,403,879

	Independent Power Producers & Energy Traders — 0.6%
46,900	Calpine Corp.(b)	774,319

	IT Services — 7.0%
12,500	MasterCard, Inc., Class A	5,376,375
31,500	Visa, Inc., Class A	3,894,345

		9,270,720

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)

	Machinery — 7.3%
22,700	Caterpillar, Inc.	$1,927,457
21,700	Cummins, Inc.	2,102,947
75,700	Illinois Tool Works, Inc.	4,003,773
20,100	Parker Hannifin Corp.	1,545,288

		9,579,465

	Media — 7.8%
131,800	Comcast Corp., Special Class A	4,138,520
43,400	Omnicom Group, Inc.	2,109,240
70,500	Time Warner, Inc.	2,714,250
28,000	Walt Disney Co. (The)	1,358,000

		10,320,010

	Metals & Mining — 0.1%
2,000	Freeport-McMoRan Copper & Gold, Inc.	68,140

	Oil, Gas & Consumable Fuels — 5.2%
41,700	Apache Corp.	3,665,013
37,000	ExxonMobil Corp.	3,166,090

		6,831,103

	Semiconductors & Semiconductor Equipment — 13.9%
371,400	Applied Materials, Inc.	4,256,244
331,800	Intel Corp.	8,842,470
42,700	Lam Research Corp.(b)	1,611,498
127,100	Texas Instruments, Inc.	3,646,499

		18,356,711

	Software — 3.3%
148,200	Oracle Corp.	4,401,540

	Specialty Retail — 2.8%
53,200	CarMax, Inc.(b)	1,380,008
42,800	Tiffany & Co.	2,266,260

		3,646,268

	Textiles, Apparel & Luxury Goods — 0.9%
13,100	NIKE, Inc., Class B	1,149,918

	Total Common Stocks (Identified Cost $113,673,030)	127,596,616

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 3.0%
$3,982,993	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $3,982,993 on 7/02/2012 collateralized by $4,060,000 Federal Home Loan Bank, 0.370% due 5/01/2013 valued at $4,065,075 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,982,993)	$3,982,993

	Total Investments — 99.9% (Identified Cost $117,656,023)(a)	131,579,609
	Other assets less liabilities — 0.1%	175,685

	Net Assets — 100.0%	$131,755,294

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $117,656,023 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,206,014
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,282,428)

	Net unrealized appreciation	$13,923,586

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

Industry Summary at June 30, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	13.9%
Hotels, Restaurants & Leisure	9.4
Media	7.8
Machinery	7.3
IT Services	7.0
Diversified Financial Services	7.0
Capital Markets	5.6
Commercial Banks	5.3
Oil, Gas & Consumable Fuels	5.2
Auto Components	4.9
Air Freight & Logistics	3.7
Aerospace & Defense	3.4
Software	3.3
Specialty Retail	2.8
Automobiles	2.0
Energy Equipment & Services	2.0
Other Investments, less than 2% each	6.3
Short-Term Investments	3.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund

Shares	Description	Value (†)

Common Stocks — 45.6% of Net Assets
	Aerospace & Defense — 1.3%
3,847	General Dynamics Corp.	$253,748
3,699	Honeywell International, Inc.	206,552
6,928	Lockheed Martin Corp.	603,291
4,757	Northrop Grumman Corp.	303,449

		1,367,040

	Automobiles — 0.1%
10,180	Ford Motor Co.	97,626

	Beverages — 0.3%
3,698	Coca-Cola Co. (The)	289,147

	Building Products — 0.1%
4,284	Masco Corp.	59,419

	Chemicals — 1.0%
3,565	Eastman Chemical Co.	179,569
3,033	International Flavors & Fragrances, Inc.	166,208
5,728	Olin Corp.	119,658
3,657	PPG Industries, Inc.	388,081
4,828	RPM International, Inc.	131,322
3,076	Sensient Technologies Corp.	112,981

		1,097,819

	Commercial Banks — 0.9%
5,643	Bank of Hawaii Corp.	259,296
3,624	BB&T Corp.	111,800
5,858	F.N.B. Corp.	63,676
4,799	First Niagara Financial Group, Inc.	36,712
5,963	FirstMerit Corp.	98,509
5,509	Trustmark Corp.	134,860
5,804	United Bankshares, Inc.	150,208
8,191	Valley National Bancorp	86,825

		941,886

	Commercial Services & Supplies — 1.0%
4,816	Avery Dennison Corp.	131,669
6,109	Deluxe Corp.	152,358
10,381	Pitney Bowes, Inc.	155,404
9,661	R.R. Donnelley & Sons Co.	113,710
4,271	Republic Services, Inc.	113,011
16,400	Retail Properties of America, Inc., Class A	159,408
5,838	Waste Management, Inc.	194,989

		1,020,549

	Containers & Packaging — 0.1%
4,793	Sonoco Products Co.	144,509

	Distributors — 0.2%
4,056	Genuine Parts Co.	244,374

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Diversified Telecommunication Services — 0.8%
7,822	AT&T, Inc.	$278,933
10,772	CenturyLink, Inc.	425,386
7,493	Telefonica S.A., Sponsored ADR	98,158

		802,477

	Electric Utilities — 2.8%
6,281	American Electric Power Co., Inc.	250,612
4,614	Cleco Corp.	193,004
4,363	Edison International	201,571
6,231	Entergy Corp.	423,023
6,406	Exelon Corp.	240,994
6,565	FirstEnergy Corp.	322,932
5,149	NextEra Energy, Inc.	354,303
5,089	Northeast Utilities	197,504
6,118	Pinnacle West Capital Corp.	316,545
6,324	PPL Corp.	175,870
6,125	UNS Energy Corp.	235,261

		2,911,619

	Electrical Equipment — 0.4%
4,197	Emerson Electric Co.	195,496
3,163	Hubbell, Inc., Class B	246,524

		442,020

	Food & Staples Retailing — 0.1%
4,692	Sysco Corp.	139,869

	Food Products — 0.6%
3,223	DE Master Blenders 1753 NV(b)	36,341
3,958	General Mills, Inc.	152,542
4,824	H.J. Heinz Co.	262,329
645	Hillshire Brands Co.	18,687
4,189	Kraft Foods, Inc., Class A	161,779

		631,678

	Gas Utilities — 0.7%
5,960	AGL Resources, Inc.	230,950
4,087	New Jersey Resources Corp.	178,234
7,326	Oneok, Inc.	309,963

		719,147

	Hotels, Restaurants & Leisure — 0.9%
5,241	Darden Restaurants, Inc.	265,352
3,828	McDonald’s Corp.	338,893
7,200	Starwood Hotels & Resorts Worldwide, Inc.	381,888

		986,133

	Household Durables — 0.6%
5,638	Garmin Ltd.	215,879
10,525	KB Home	103,145
6,499	Leggett & Platt, Inc.	137,324

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Household Durables — continued
2,810	Tupperware Brands Corp.	$153,875

		610,223

	Household Products — 0.8%
4,898	Clorox Co. (The)	354,909
5,315	Kimberly-Clark Corp.	445,238

		800,147

	Industrial Conglomerates — 0.1%
4,802	General Electric Co.	100,074

	Insurance — 0.9%
4,125	Allstate Corp. (The)	144,746
5,464	Arthur J. Gallagher & Co.	191,623
7,248	Cincinnati Financial Corp.	275,931
7,187	Mercury General Corp.	299,482

		911,782

	Leisure Equipment & Products — 0.1%
4,249	Mattel, Inc.	137,838

	Machinery — 0.2%
3,729	Briggs & Stratton Corp.	65,220
4,041	Eaton Corp.	160,145

		225,365

	Media — 0.2%
5,460	Cinemark Holdings, Inc.	124,761
3,116	McGraw-Hill Cos., Inc. (The)	140,220

		264,981

	Metals & Mining — 0.1%
4,396	Commercial Metals Co.	55,565

	Multi Utilities — 3.3%
5,361	Alliant Energy Corp.	244,301
5,790	Avista Corp.	154,593
5,976	Black Hills Corp.	192,248
5,339	CenterPoint Energy, Inc.	110,357
5,340	CMS Energy Corp.	125,490
5,157	Dominion Resources, Inc.	278,478
6,052	DTE Energy Co.	359,065
7,157	Integrys Energy Group, Inc.	407,018
5,496	NiSource, Inc.	136,026
3,796	OGE Energy Corp.	196,595
6,304	PG&E Corp.	285,382
5,758	Public Service Enterprise Group, Inc.	187,135
5,995	SCANA Corp.	286,801
4,892	Sempra Energy	336,961
6,218	TECO Energy, Inc.	112,297

		3,412,747

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — 0.4%
4,200	Chevron Corp.	$443,100

	Paper & Forest Products — 0.1%
4,584	MeadWestvaco Corp.	131,790

	Personal Products — 0.1%
7,120	Avon Products, Inc.	115,415

	Pharmaceuticals — 0.8%
5,251	Bristol-Myers Squibb Co.	188,773
6,615	Eli Lilly & Co.	283,850
6,272	Merck & Co., Inc.	261,856
5,203	Pfizer, Inc.	119,669

		854,148

	Real Estate Management & Development — 0.5%
12,800	Brookfield Office Properties, Inc.	222,976
18,000	Forest City Enterprises, Inc., Class A(b)	262,800

		485,776

	REITs — Apartments — 4.0%
6,000	American Campus Communities, Inc.	269,880
8,700	AvalonBay Communities, Inc.	1,230,876
9,200	Camden Property Trust	622,564
30,100	Equity Residential	1,877,036
1,000	Essex Property Trust, Inc.	153,920

		4,154,276

	REITs — Diversified — 2.8%
11,500	American Assets Trust, Inc.	278,875
3,900	CoreSite Realty Corp.	100,698
18,000	DuPont Fabros Technology, Inc.	514,080
11,200	Entertainment Properties Trust	460,432
13,500	Liberty Property Trust	497,340
3,200	Select Income REIT(b)	76,032
11,900	Vornado Realty Trust	999,362

		2,926,819

	REITs — Healthcare — 2.9%
24,400	HCP, Inc.	1,077,260
3,600	Health Care REIT, Inc.	209,880
20,000	Omega Healthcare Investors, Inc.	450,000
20,000	Ventas, Inc.	1,262,400

		2,999,540

	REITs — Hotels — 1.2%
50,700	Host Hotels & Resorts, Inc.	802,074
8,800	Pebblebrook Hotel Trust	205,128
13,900	RLJ Lodging Trust	252,007

		1,259,209

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Manufactured Homes — 0.3%
5,200	Equity Lifestyle Properties, Inc.	$358,644

	REITs — Office Property — 3.0%
6,600	Alexandria Real Estate Equities, Inc.	479,952
22,600	BioMed Realty Trust, Inc.	422,168
11,500	Boston Properties, Inc.	1,246,255
16,500	Kilroy Realty Corp.	798,765
9,400	Piedmont Office Realty Trust, Inc., Class A	161,774

		3,108,914

	REITs — Regional Malls — 4.1%
17,000	Macerich Co. (The)	1,003,850
21,100	Simon Property Group, Inc.	3,284,426

		4,288,276

	REITs — Shopping Centers — 2.2%
37,700	DDR Corp.	551,928
6,300	Federal Realty Investment Trust	655,767
28,197	Kite Realty Group Trust	140,703
13,600	Ramco-Gershenson Properties Trust	170,952
12,600	Regency Centers Corp.	599,382
18,500	Retail Opportunity Investments Corp.	223,110

		2,341,842

	REITs — Single Tenant — 0.2%
8,000	National Retail Properties, Inc.	226,320

	REITs — Storage — 2.0%
15,500	CubeSmart	180,885
15,700	Extra Space Storage, Inc.	480,420
9,800	Public Storage	1,415,218

		2,076,523

	REITs — Warehouse/Industrials — 1.3%
22,700	First Potomac Realty Trust	267,179
33,900	ProLogis, Inc.	1,126,497

		1,393,676

	Specialty Retail — 0.2%
3,271	Home Depot, Inc. (The)	173,330

	Thrifts & Mortgage Finance — 0.3%
8,669	Astoria Financial Corp.	84,956
7,179	Hudson City Bancorp, Inc.	45,730
11,275	New York Community Bancorp, Inc.	141,276
6,742	People’s United Financial, Inc.	78,275

		350,237

	Tobacco — 1.3%
7,545	Altria Group, Inc.	260,680
6,318	Lorillard, Inc.	833,660
5,985	Universal Corp.	277,285

		1,371,625

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Trading Companies & Distributors — 0.3%
4,715	Watsco, Inc.	$347,967

	Total Common Stocks (Identified Cost $43,412,753)	47,821,461

Principal Amount (‡)
Bonds and Notes — 44.6%
Non-Convertible Bonds — 42.3%
	ABS Home Equity — 0.4%
$5,421	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 11A1, 2.916%, 1/25/2035(c)	4,497
40,385	Citicorp Mortgage Securities, Inc., Series 2006-5, Class 1A2, 6.000%, 10/25/2036	40,635
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	20,238
22,012	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.738%, 9/20/2034(c)	18,408
45,470	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.515%, 4/25/2035(c)	27,878
98,995	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.318%, 7/19/2035(c)	85,294
14,200	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.848%, 12/25/2034(c)	10,705
14,060	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.565%, 7/25/2045(c)	9,246
25,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.715%, 6/25/2035(c)	13,748
69,656	JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.868%, 7/25/2035(c)	65,553
24,993	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A2, 0.515%, 11/25/2035(c)	21,549
73,306	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.947%, 5/25/2036(c)	59,583
13,075	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.957%, 12/25/2046(c)	9,367
28,118	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.907%, 4/25/2047(c)	19,823

		406,524

	Aerospace & Defense — 0.2%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	151,143
100,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	81,076

		232,219

	Airlines — 1.3%
40,231	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	44,254
13,680	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,843
822,096	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	859,091

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$130,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	$133,087
115,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	117,875
205,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	205,512

		1,374,662

	Automotive — 0.1%
25,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	24,969
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	37,900

		62,869

	Banking — 3.0%
500,000	Bank of Montreal, 1.950%, 1/30/2018	514,449
500,000	Bank of Nova Scotia, 1.950%, 1/30/2017	514,649
105,000	Citigroup, Inc., 5.875%, 2/22/2033	101,558
25,000	Citigroup, Inc., 6.000%, 10/31/2033	25,036
20,000	Citigroup, Inc., 6.125%, 8/25/2036	19,672
185,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	190,400
300,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	283,036
400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	376,905
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	95,256
210,000	Morgan Stanley, 5.500%, 7/24/2020	205,457
100,000	Morgan Stanley, 5.750%, 1/25/2021	98,604
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	186,373
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	106,300
25,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	27,110
150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	175,276
200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	191,133

		3,111,214

	Brokerage — 0.1%
5,000	Jefferies Group, Inc., 6.250%, 1/15/2036	4,500
15,000	Jefferies Group, Inc., 6.450%, 6/08/2027	14,250
95,000	Jefferies Group, Inc., 6.875%, 4/15/2021	95,533

		114,283

	Building Materials — 0.7%
170,000	Masco Corp., 5.850%, 3/15/2017	178,201
40,000	Masco Corp., 6.500%, 8/15/2032	38,450
15,000	Masco Corp., 7.750%, 8/01/2029	15,716
525,000	USG Corp., 6.300%, 11/15/2016	502,687
10,000	USG Corp., 9.750%, 1/15/2018	10,500

		745,554

	Chemicals — 0.2%
200,000	Hercules, Inc., 6.500%, 6/30/2029	164,000
25,000	Methanex Corp., 5.250%, 3/01/2022	25,938
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	58,296

		248,234

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — 0.1%
$20,373	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.569%, 10/25/2034(c)	$14,613
15,351	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.002%, 2/25/2035(c)	13,210
10,981	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.836%, 7/25/2034(c)	9,446
58,506	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.405%, 1/25/2047(c)	29,657
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	70,473

		137,399

	Commercial Mortgage-Backed Securities — 1.1%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	284,214
75,000	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	73,740
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(c)	174,038
185,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.790%, 8/10/2045(c)	165,587
125,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/2049	114,627
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, 8/12/2045, 144A(c)	103,843
130,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/2048	130,257
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(c)	111,715

		1,158,021

	Diversified Manufacturing — 0.2%
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	200,000

	Electric — 0.6%
100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	79,652
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	71,323
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	53,413
100,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	95,526
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	235,517
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(e)	3,200
35,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	23,888
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	64,462

		626,981

	Financial Other — 0.1%
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	110,344

	Food & Beverage — 0.1%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	53,066

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Gaming — 0.2%
$150,000	MGM Resorts International, 7.500%, 6/01/2016	$155,250
40,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	42,800

		198,050

	Government Guaranteed — 1.3%
1,245,000	Canada Housing Trust No. 1, 3.600%, 6/15/2013, (CAD)	1,252,191
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	150,919

		1,403,110

	Government Owned — No Guarantee — 0.5%
320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	314,400
250,000	Kommunalbanken AS, 2.375%, 1/19/2016	260,750

		575,150

	Government Sponsored — 0.3%
265,000	Eksportfinans ASA, 2.000%, 9/15/2015	237,161
30,000	Eksportfinans ASA, 2.375%, 5/25/2016	26,666

		263,827

	Healthcare — 1.2%
25,000	HCA, Inc., 7.050%, 12/01/2027	22,500
5,000	HCA, Inc., 7.500%, 12/15/2023	4,806
460,000	HCA, Inc., 7.500%, 11/06/2033	431,250
310,000	HCA, Inc., 7.690%, 6/15/2025	298,375
20,000	HCA, Inc., 8.360%, 4/15/2024	20,300
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	128,925
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	28,200
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(e)	376,667

		1,311,023

	Home Construction — 0.6%
10,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	8,725
80,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	84,000
29,000	KB Home, 6.250%, 6/15/2015	28,710
105,000	KB Home, 7.250%, 6/15/2018	104,475
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	64,000
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	387,750

		677,660

	Independent Energy — 0.7%
30,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	29,550
105,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	89,250
200,000	OGX Petroleo e Gas Participacoes S.A., 8.375%, 4/01/2022, 144A	172,500
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	174,462
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	75,937
45,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	45,450
105,000	Southwestern Energy Co., 4.100%, 3/15/2022, 144A	106,422

		693,571

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.4%
$85,000	American International Group, Inc., 4.875%, 6/01/2022	$86,974
300,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	325,500

		412,474

	Local Authorities — 1.9%
140,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	160,002
235,000	Province of Ontario, Canada, 2.950%, 2/05/2015	247,929
780,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	852,829
535,000	Province of Ontario, Canada, 4.750%, 1/19/2016	603,333
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	122,829

		1,986,922

	Lodging — 0.1%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	35,350
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	27,797
1,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,112
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	59,432

		123,691

	Media Cable — 0.0%
20,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/2020	21,975

	Media Non-Cable — 0.1%
110,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	104,775
35,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	34,300

		139,075

	Metals & Mining — 0.7%
15,000	ArcelorMittal, 5.500%, 3/01/2021	14,198
125,000	ArcelorMittal, 6.125%, 6/01/2018	126,744
10,000	ArcelorMittal, 6.250%, 2/25/2022	9,794
225,000	ArcelorMittal, 6.750%, 3/01/2041	210,013
100,000	ArcelorMittal, 7.000%, 10/15/2039	97,065
80,000	Arch Coal, Inc., 7.250%, 6/15/2021	67,000
10,000	United States Steel Corp., 6.650%, 6/01/2037	7,800
145,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	149,820

		682,434

	Mortgage Related — 1.7%
1,684,731	FNMA, 3.500%, 4/01/2042	1,776,820

	Non-Captive Consumer — 1.0%
55,000	Residential Capital LLC, 9.625%, 5/15/2015(d)	53,075
180,000	SLM Corp., MTN, 7.250%, 1/25/2022	190,350
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	61,912
217,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	183,365
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	128,800
505,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	403,051

		1,020,553

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — 1.3%
$25,000	Aircastle Ltd., 7.625%, 4/15/2020	$25,375
480,000	Ally Financial, Inc., 4.625%, 6/26/2015	482,974
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	75,040
400,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049	422,584
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	12,880
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	80,077
80,000	International Lease Finance Corp., 6.250%, 5/15/2019	81,500
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	40,081
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	121,598

		1,342,109

	Paper — 0.2%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	216,091
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,412
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	33,508

		255,011

	Pharmaceuticals — 0.0%
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	14,700
10,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	10,025

		24,725

	Pipelines — 0.4%
70,000	Energy Transfer Partners LP, 5.200%, 2/01/2022	74,964
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	110,083
55,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	52,525
70,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	75,075
45,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	43,313
40,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	34,400

		390,360

	Property & Casualty Insurance — 0.5%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	550,364

	REITs — Shopping Centers — 0.1%
20,000	ProLogis LP, 6.625%, 5/15/2018	23,069
30,000	ProLogis LP, 6.875%, 3/15/2020	35,881

		58,950

	Retailers — 1.7%
219,239	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	272,321
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	416,500
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	197,312
45,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	37,688
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	109,944
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	266,071
610,000	Toys R Us, Inc., 7.375%, 10/15/2018	495,625

		1,795,461

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Sovereigns — 0.4%
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	$379,885

	Supermarket — 0.2%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	220,800

	Supranational — 0.8%
560,000	Asian Development Bank, GMTN, 2.500%, 3/15/2016	596,195
400,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	209,874

		806,069

	Technology — 0.7%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	319,600
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	263,250
30,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	31,725
85,000	First Data Corp., 7.375%, 6/15/2019, 144A	86,700

		701,275

	Treasuries — 14.0%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(f)	625,212
255,000	Canadian Government, 3.500%, 6/01/2020, (CAD)	286,671
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	28,955
15,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	16,885
165,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	189,991
10,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	10,827
15,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	17,294
10,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	11,905
44,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	378,060
5,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	55,669
120,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	110,724
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	253,056
195,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	158,329
4,396,029	U.S. Treasury Inflation Indexed Bond, 0.125%, 4/15/2017(g)	4,640,558
3,389,927	U.S. Treasury Inflation Indexed Bond, 0.125%, 1/15/2022(g)	3,586,703
414,024	U.S. Treasury Inflation Indexed Bond, 0.500%, 4/15/2015(g)	429,873
808,952	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(g)	1,148,206
1,628,756	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(g)	2,260,280
440,000	U.S. Treasury Note, 0.250%, 3/31/2014	439,484

		14,648,682

	Wireless — 1.1%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	313,556
230,000	American Tower Corp., 4.700%, 3/15/2022	236,115
420,000	Sprint Capital Corp., 6.875%, 11/15/2028	338,100
10,000	Sprint Capital Corp., 6.900%, 5/01/2019	9,400
80,000	Sprint Capital Corp., 8.750%, 3/15/2032	72,800
125,000	Sprint Nextel Corp., 9.000%, 11/15/2018, 144A	139,687

		1,109,658

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 2.0%
$300,000	Embarq Corp., 7.995%, 6/01/2036	$313,378
175,000	Frontier Communications Corp., 7.125%, 3/15/2019	176,750
70,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	71,838
85,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	89,250
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	140,400
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	208,613
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	15,509
315,000	Qwest Corp., 7.250%, 10/15/2035	317,362
234,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	179,595
287,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	225,295
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	33,900
45,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	39,375
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	64,604
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	65,309
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	65,572
100,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	134,884

		2,141,634

	Total Non-Convertible Bonds (Identified Cost $43,755,554)	44,292,688

Convertible Bonds — 2.3%
	Automotive — 0.1%
20,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	14,650
115,000	Ford Motor Co., 4.250%, 11/15/2016	159,850

		174,500

	Construction Machinery — 0.1%
60,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	65,700

	Diversified Manufacturing — 0.2%
170,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	162,350
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	19,725

		182,075

	Healthcare — 0.1%
85,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	75,862

	Home Construction — 0.3%
10,000	Lennar Corp., 2.000%, 12/01/2020, 144A	12,550
5,000	Lennar Corp., 2.750%, 12/15/2020, 144A	7,706
240,000	Lennar Corp., 3.250%, 11/15/2021, 144A	361,500

		381,756

	Independent Energy — 0.0%
10,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	8,563

	Life Insurance — 0.1%
100,000	Old Republic International Corp., 3.750%, 3/15/2018	90,000

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — 0.1%
$95,000	Peabody Energy Corp., 4.750%, 12/15/2066	$77,069

	Pharmaceuticals — 0.2%
165,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	196,969
25,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	32,656

		229,625

	Technology — 1.1%
250,000	Ciena Corp., 0.875%, 6/15/2017	213,750
65,000	Ciena Corp., 3.750%, 10/15/2018, 144A	72,312
535,000	Intel Corp., 2.950%, 12/15/2035	605,219
95,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	93,694
55,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	49,156
95,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	87,519

		1,121,650

	Textile — 0.0%
45,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	43,369

	Total Convertible Bonds (Identified Cost $2,221,522)	2,450,169

Municipals — 0.0%
	Michigan — 0.0%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(e) (Identified Cost $49,997)	37,048

	Total Bonds and Notes (Identified Cost $46,027,073)	46,779,905

Shares
Preferred Stocks — 1.1%
Convertible Preferred Stocks — 0.8%
	Automotive — 0.6%
15,950	General Motors Co., Series B, 4.750%	529,540
1,250	Goodyear Tire & Rubber Co. (The), 5.875%	54,000

		583,540

	Banking — 0.1%
70	Wells Fargo & Co., Series L, Class A, 7.500%	78,750

	Construction Machinery — 0.0%
145	United Rentals Trust I, 6.500%	7,359

	Consumer Products — 0.0%
725	Newell Financial Trust I, 5.250%	36,431

	REITs — Shopping Centers — 0.1%
1,600	Health Care REIT, Inc., Series I, 6.500%	86,400

	Total Convertible Preferred Stocks (Identified Cost $1,019,118)	792,480

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

Non-Convertible Preferred Stocks — 0.3%
	Banking — 0.1%
4,125	Countrywide Capital IV, 6.750%	$101,310

	Non-Captive Diversified — 0.2%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	100,406
129	Ally Financial, Inc., Series G, 7.000%, 144A	114,927

		215,333

	Total Non-Convertible Preferred Stocks (Identified Cost $215,037)	316,643

	Total Preferred Stocks (Identified Cost $1,234,155)	1,109,123

Principal Amount (‡)
Short-Term Investments — 7.6%
$6,406,057	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $6,406,057 on 7/02/2012 collateralized by $4,865,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $5,564,344; $845,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $987,602 including accrued interest (Note 2 of Notes to Financial Statements)	6,406,057
1,510,000	U.S. Treasury Bills, 0.081-0.085%, 9/06/2012(i)(j)	1,509,813

	Total Short-Term Investments (Identified Cost $7,915,826)	7,915,870

	Total Investments — 98.9% (Identified Cost $98,589,807)(a)	103,626,359
	Other assets less liabilities — 1.1%	1,185,117

	Net Assets — 100.0%	$104,811,476

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $98,680,212 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,696,994
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,750,847)

	Net unrealized appreciation	$4,946,147

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

(b)	Non-income producing security.

(c)	Variable rate security. Rate as of June 30, 2012 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Illiquid security. At June 30, 2012, the value of these securities amounted to $416,915 or 0.4% of net assets.
(f)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of Rule 144A holdings amounted to $5,866,993 or 5.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis Diversified Income Fund – (continued)

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	9/04/2012	British Pound	23,000	$36,015	$443
Sell[1]	9/04/2012	British Pound	90,000	140,930	(1,214)
Buy[2]	7/31/2012	Euro	40,000	50,631	989
Sell[2]	7/31/2012	Euro	470,000	594,916	21,592

Total					$21,810

1 Counterparty is Credit Suisse AG.

2 Counterparty is Barclays Bank PLC.

Industry Summary at June 30, 2012 (Unaudited)

Treasuries	14.0%
REITs - Regional Malls	4.1
REITs - Apartments	4.0
Multi Utilities	3.3
Banking	3.2
REITs - Office Property	3.0
REITs - Healthcare	2.9
REITs - Diversified	2.8
Electric Utilities	2.8
REITs - Shopping Centers	2.4
Wirelines	2.0
REITs - Storage	2.0
Other Investments, less than 2% each	44.8
Short-Term Investments	7.6

Total Investments	98.9
Other assets less liabilities (including open forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund

Shares	Description	Value (†)

Common Stocks — 96.8% of Net Assets
	Aerospace & Defense — 1.6%
47,100	Boeing Co. (The)	$3,499,530
14,644	TransDigm Group, Inc.(b)	1,966,689

		5,466,219

	Air Freight & Logistics — 2.2%
42,377	Expeditors International of Washington, Inc.	1,642,109
41,900	FedEx Corp.	3,838,459
27,489	United Parcel Service, Inc., Class B	2,165,033

		7,645,601

	Auto Components — 2.3%
36,000	Autoliv, Inc.	1,967,760
74,800	Delphi Automotive PLC(b)	1,907,400
38,012	Lear Corp.	1,434,193
34,300	TRW Automotive Holdings Corp.(b)	1,260,868
21,436	WABCO Holdings, Inc.(b)	1,134,607

		7,704,828

	Automobiles — 0.6%
26,400	Toyota Motor Corp., Sponsored ADR	2,124,672

	Beverages — 2.1%
18,067	Beam, Inc.	1,129,007
19,055	Coca-Cola Co. (The)	1,489,911
61,180	Coca-Cola Enterprises, Inc.	1,715,487
2,233	Diageo PLC, Sponsored ADR	230,155
24,132	Monster Beverage Corp.(b)	1,718,198
25,486	SABMiller PLC, Sponsored, ADR	1,032,693

		7,315,451

	Biotechnology — 2.7%
26,611	Alexion Pharmaceuticals, Inc.(b)	2,642,472
16,771	Amgen, Inc.	1,224,954
58,635	ARIAD Pharmaceuticals, Inc.(b)	1,009,108
31,648	Incyte Corp. Ltd.(b)	718,410
14,396	Medivation, Inc.(b)	1,315,794
8,277	Onyx Pharmaceuticals, Inc.(b)	550,007
7,023	Regeneron Pharmaceuticals, Inc.(b)	802,167
14,414	Vertex Pharmaceuticals, Inc.(b)	806,031

		9,068,943

	Building Products — 0.4%
30,489	Armstrong World Industries, Inc.	1,498,839

	Capital Markets — 4.5%
10,716	Affiliated Managers Group, Inc.(b)	1,172,866
35,820	Franklin Resources, Inc.	3,975,662
26,500	Goldman Sachs Group, Inc. (The)	2,540,290
23,092	Greenhill & Co., Inc.	823,230
33,420	Legg Mason, Inc.	881,285

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Capital Markets — continued
46,878	Raymond James Financial, Inc.	$1,605,103
118,655	SEI Investments Co.	2,360,048
12,901	T. Rowe Price Group, Inc.	812,247
13,528	Virtus Investment Partners, Inc.(b)	1,095,768

		15,266,499

	Chemicals — 1.6%
32,322	Cytec Industries, Inc.	1,895,362
21,358	Eastman Chemical Co.	1,075,803
21,508	FMC Corp.	1,150,248
7,420	Quaker Chemical Corp.	342,878
20,025	WR Grace & Co.(b)	1,010,261

		5,474,552

	Commercial Banks — 2.4%
199,524	KeyCorp	1,544,316
27,182	Prosperity Bancshares, Inc.	1,142,459
164,700	Wells Fargo & Co.	5,507,568

		8,194,343

	Commercial Services & Supplies — 0.2%
23,046	Rollins, Inc.	515,539

	Communications Equipment — 2.3%
165,163	Cisco Systems, Inc.	2,835,849
188,559	Comverse Technology, Inc.(b)	1,097,413
40,517	NETGEAR, Inc.(b)	1,398,242
44,911	QUALCOMM, Inc.	2,500,644

		7,832,148

	Computers & Peripherals — 0.3%
65,155	QLogic Corp.(b)	891,972

	Consumer Finance — 1.9%
36,513	American Express Co.	2,125,422
31,500	Capital One Financial Corp.	1,721,790
20,089	Cash America International, Inc.	884,720
54,868	Discover Financial Services	1,897,335

		6,629,267

	Diversified Consumer Services — 0.2%
12,108	Ascent Media Corp., Class A(b)	626,589

	Diversified Financial Services — 2.7%
12,800	CME Group, Inc., Class A	3,431,808
106,500	JPMorgan Chase & Co.	3,805,245
87,215	NASDAQ OMX Group, Inc. (The)	1,977,164

		9,214,217

	Electric Utilities — 0.2%
7,975	ITC Holdings Corp.	549,557

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Electrical Equipment — 0.9%
58,840	Babcock & Wilcox Co.(b)	$1,441,580
23,100	Rockwell Automation, Inc.	1,525,986

		2,967,566

	Electronic Equipment, Instruments & Components — 0.9%
32,663	Amphenol Corp., Class A	1,793,852
43,508	Avnet, Inc.(b)	1,342,657

		3,136,509

	Energy Equipment & Services — 2.4%
11,058	Dril-Quip, Inc.(b)	725,294
34,941	Helix Energy Solutions Group, Inc.(b)	573,382
31,800	National Oilwell Varco, Inc.	2,049,192
60,157	Oceaneering International, Inc.	2,879,114
28,420	Schlumberger Ltd.	1,844,742

		8,071,724

	Food & Staples Retailing — 0.6%
22,151	Whole Foods Market, Inc.	2,111,433

	Food Products — 2.2%
174,869	Danone S.A., Sponsored ADR	2,164,878
29,091	Ingredion, Inc.	1,440,587
20,362	J.M. Smucker Co. (The)	1,537,738
26,957	McCormick & Co., Inc.	1,634,942
8,531	Mead Johnson Nutrition Co.	686,831

		7,464,976

	Gas Utilities — 0.3%
53,490	Questar Corp.	1,115,801

	Health Care Equipment & Supplies — 2.7%
55,700	CareFusion Corp.(b)	1,430,376
27,535	DENTSPLY International, Inc.	1,041,098
7,264	Edwards Lifesciences Corp.(b)	750,371
2,692	Intuitive Surgical, Inc.(b)	1,490,803
60,113	Medtronic, Inc.	2,328,177
35,739	Zimmer Holdings, Inc.	2,300,162

		9,340,987

	Health Care Providers & Services — 1.7%
6,894	Catalyst Health Solutions, Inc.(b)	644,176
23,078	HealthSouth Corp.(b)	536,794
21,704	MEDNAX, Inc.(b)	1,487,592
30,545	Universal Health Services, Inc., Class B	1,318,322
35,687	WellCare Health Plans, Inc.(b)	1,891,411

		5,878,295

	Health Care Technology — 1.3%
15,481	athenahealth, Inc.(b)	1,225,631
14,889	Cerner Corp.(b)	1,230,725

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Health Care Technology — continued
18,602	SXC Health Solutions Corp.(b)	$1,845,504

		4,301,860

	Hotels, Restaurants & Leisure — 5.0%
109,100	Carnival Corp.	3,738,857
2,766	Chipotle Mexican Grill, Inc.(b)	1,050,942
32,691	Dunkin’ Brands Group, Inc.	1,122,609
36,511	Interval Leisure Group, Inc.	694,074
90,500	Marriott International, Inc., Class A	3,547,600
15,000	McDonald’s Corp.	1,327,950
7,495	Panera Bread Co., Class A(b)	1,045,103
23,094	Six Flags Entertainment Corp.	1,251,233
21,200	Starwood Hotels & Resorts Worldwide, Inc.	1,124,448
43,453	Wyndham Worldwide Corp.	2,291,711

		17,194,527

	Household Durables — 0.5%
36,326	Jarden Corp.	1,526,419

	Household Products — 0.6%
11,133	Clorox Co. (The)	806,697
21,262	Procter & Gamble Co. (The)	1,302,298

		2,108,995

	Independent Power Producers & Energy Traders — 0.2%
36,700	Calpine Corp.(b)	605,917

	Internet & Catalog Retail — 1.7%
15,112	Amazon.com, Inc.(b)	3,450,825
17,209	Blue Nile, Inc.(b)	511,280
101,295	Liberty Interactive Corp., Class A(b)	1,802,038

		5,764,143

	Internet Software & Services — 2.5%
8,688	Equinix, Inc.(b)	1,526,047
28,571	Facebook, Inc., Class A(b)	889,130
5,691	Google, Inc., Class A(b)	3,301,178
21,023	IAC/InterActiveCorp	958,649
17,413	LinkedIn Corp., Class A(b)	1,850,479

		8,525,483

	IT Services — 5.5%
14,432	Alliance Data Systems Corp.(b)	1,948,320
15,125	Automatic Data Processing, Inc.	841,858
38,979	Fidelity National Information Services, Inc.	1,328,404
9,800	MasterCard, Inc., Class A	4,215,078
37,541	Teradata Corp.(b)	2,703,327
46,693	Visa, Inc., Class A	5,772,656
33,077	Wright Express Corp.(b)	2,041,512

		18,851,155

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Life Sciences Tools & Services — 0.8%
17,925	Mettler-Toledo International, Inc.(b)	$2,793,611

	Machinery — 4.7%
36,213	Actuant Corp., Class A	983,545
17,700	Caterpillar, Inc.	1,502,907
22,922	CLARCOR, Inc.	1,103,923
17,000	Cummins, Inc.	1,647,470
59,500	Illinois Tool Works, Inc.	3,146,955
66,857	ITT Corp.	1,176,683
21,894	John Bean Technologies Corp.	297,102
24,531	Kadant, Inc.(b)	575,252
8,512	Middleby Corp. (The) (b)	847,880
15,800	Parker Hannifin Corp.	1,214,704
23,907	Timken Co. (The)	1,094,702
66,193	TriMas Corp.(b)	1,330,479
41,692	Xylem, Inc.	1,049,388

		15,970,990

	Marine — 0.3%
24,473	Kirby Corp.(b)	1,152,189

	Media — 3.1%
103,500	Comcast Corp., Special Class A	3,249,900
19,173	Liberty Media Corp. - Liberty Capital, Class A(b)	1,685,499
82,018	Live Nation Entertainment, Inc.(b)	752,925
34,000	Omnicom Group, Inc.	1,652,400
55,400	Time Warner, Inc.	2,132,900
22,000	Walt Disney Co. (The)	1,067,000

		10,540,624

	Metals & Mining — 0.5%
1,500	Freeport-McMoRan Copper & Gold, Inc.	51,105
32,266	Reliance Steel & Aluminum Co.	1,629,433

		1,680,538

	Multi Utilities — 0.3%
48,658	CMS Energy Corp.	1,143,463

	Multiline Retail — 0.6%
39,696	Dollar Tree, Inc.(b)	2,135,645

	Oil, Gas & Consumable Fuels — 3.2%
32,800	Apache Corp.	2,882,792
24,376	Approach Resources, Inc.(b)	622,563
21,441	Cabot Oil & Gas Corp.	844,775
11,649	Clayton Williams Energy, Inc.(b)	563,579
70,601	Cloud Peak Energy, Inc.(b)	1,193,863
12,997	Concho Resources, Inc.(b)	1,106,305
29,100	ExxonMobil Corp.	2,490,087
44,201	QEP Resources, Inc.	1,324,704

		11,028,668

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Personal Products — 0.2%
48,423	Prestige Brands Holdings, Inc.(b)	$765,568

	Pharmaceuticals — 1.7%
25,280	Merck & Co., Inc.	1,055,440
41,988	Mylan, Inc.(b)	897,283
31,361	Novartis AG, ADR	1,753,080
13,445	Perrigo Co.	1,585,569
19,396	Vivus, Inc.(b)	553,562

		5,844,934

	Professional Services — 0.8%
55,794	Verisk Analytics, Inc., Class A(b)	2,748,412

	REITs — Apartments — 0.3%
7,339	Essex Property Trust, Inc.	1,129,619

	REITs — Diversified — 0.8%
21,189	Digital Realty Trust, Inc.	1,590,658
35,715	Potlatch Corp.	1,140,737

		2,731,395

	REITs — Healthcare — 0.5%
93,426	Sabra Healthcare REIT, Inc.	1,598,519

	Road & Rail — 1.4%
88,960	Avis Budget Group, Inc.(b)	1,352,192
45,033	Celadon Group, Inc.	737,641
18,224	J.B. Hunt Transport Services, Inc.	1,086,150
23,443	Kansas City Southern	1,630,695

		4,806,678

	Semiconductors & Semiconductor Equipment — 6.8%
6,052	Altera Corp.	204,800
7,252	Analog Devices, Inc.	273,183
292,000	Applied Materials, Inc.	3,346,320
48,823	ARM Holdings PLC, Sponsored ADR	1,161,499
128,814	Atmel Corp.(b)	863,054
22,844	Hittite Microwave Corp.(b)	1,167,785
260,600	Intel Corp.	6,944,990
102,282	Kulicke & Soffa Industries, Inc.(b)	912,355
33,500	Lam Research Corp.(b)	1,264,290
11,119	Mellanox Technologies Ltd.(b)	787,670
27,835	Microchip Technology, Inc.	920,782
52,127	NXP Semiconductors NV(b)	1,211,953
41,391	Skyworks Solutions, Inc.(b)	1,132,871
99,900	Texas Instruments, Inc.	2,866,131

		23,057,683

	Software — 5.7%
43,454	Autodesk, Inc.(b)	1,520,456
30,219	BMC Software, Inc.(b)	1,289,747
14,978	FactSet Research Systems, Inc.	1,392,055

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Software — continued
34,401	Fortinet, Inc.(b)	$798,791
27,009	MICROS Systems, Inc.(b)	1,382,861
48,934	Microsoft Corp.	1,496,891
15,837	NetSuite, Inc.(b)	867,393
212,362	Oracle Corp.	6,307,151
32,052	SolarWinds, Inc.(b)	1,396,185
24,444	Sourcefire, Inc.(b)	1,256,422
54,868	Synopsys, Inc.(b)	1,614,765

		19,322,717

	Specialty Retail — 4.8%
2,835	AutoZone, Inc.(b)	1,040,927
41,800	CarMax, Inc.(b)	1,084,292
20,064	Home Depot, Inc. (The)	1,063,191
20,900	Jos. A. Bank Clothiers, Inc.(b)	887,414
30,771	Lowe’s Cos., Inc.	875,127
24,708	PetSmart, Inc.	1,684,591
27,001	Ross Stores, Inc.	1,686,753
113,016	Sally Beauty Holdings, Inc.(b)	2,909,032
33,600	Tiffany & Co.	1,779,120
17,660	Tractor Supply Co.	1,466,840
19,453	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,816,521

		16,293,808

	Textiles, Apparel & Luxury Goods — 1.1%
12,946	Lululemon Athletica, Inc.(b)	771,970
25,429	Michael Kors Holdings Ltd.(b)	1,063,949
10,200	NIKE, Inc., Class B	895,356
12,180	Under Armour, Inc., Class A(b)	1,150,767

		3,882,042

	Trading Companies & Distributors — 0.8%
34,049	United Rentals, Inc.(b)	1,159,028
26,088	WESCO International, Inc.(b)	1,501,364

		2,660,392

	Water Utilities — 0.8%
82,263	American Water Works Co., Inc.	2,819,976

	Wireless Telecommunication Services — 0.4%
21,456	SBA Communications Corp., Class A(b)	1,224,065

	Total Common Stocks (Identified Cost $278,690,509)	330,316,562

Closed End Investment Companies — 0.5%
100,945	Ares Capital Corp. (Identified Cost $1,361,177)	1,611,082

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

Purchased Options — 0.0%
	Options on Securities — 0.0%
44,400	iShares Nasdaq Biotechnology Index Fund, Put expiring September 22, 2012 at 115 (Identified Cost $203,474)	$68,820

Principal Amount
Short-Term Investments — 2.6%
$8,908,389	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $8,908,389 on 7/02/2012 collateralized by $2,865,000 Federal Home Loan Bank 0.370% due 5/01/2013 valued at $2,868,581; $2,145,000 Federal Home Loan Mortgage Corporation, 4.750% due 11/17/2015 valued at $2,453,344; $3,225,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $3,769,251 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,908,389)	8,908,389

	Total Investments — 99.9% (Identified Cost $289,163,549)(a)	340,904,853
	Other assets less liabilities — 0.1%	245,258

	Net Assets — 100.0%	$341,150,111

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $289,163,549 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$60,688,476
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,947,172)

	Net unrealized appreciation	$51,741,304

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund – (continued)

Industry Summary at June 30, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	6.8%
Software	5.7
IT Services	5.5
Hotels, Restaurants & Leisure	5.0
Specialty Retail	4.8
Machinery	4.7
Capital Markets	4.5
Oil, Gas & Consumable Fuels	3.2
Media	3.1
Health Care Equipment & Supplies	2.7
Diversified Financial Services	2.7
Biotechnology	2.7
Internet Software & Services	2.5
Commercial Banks	2.4
Energy Equipment & Services	2.4
Communications Equipment	2.3
Auto Components	2.3
Air Freight & Logistics	2.2
Food Products	2.2
Beverages	2.1
Other Investments, less than 2% each	27.5
Short-Term Investments	2.6

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 89.1% of Net Assets
	Air Freight & Logistics — 1.2%
106,950	Atlas Air Worldwide Holdings, Inc.(b)	$4,653,395

	Building Products — 3.3%
144,437	A.O. Smith Corp.	7,061,525
110,575	Lennox International, Inc.	5,156,112

		12,217,637

	Capital Markets — 1.6%
181,775	LPL Financial Holdings, Inc.	6,138,542

	Chemicals — 1.5%
124,775	Kraton Performance Polymers, Inc.(b)	2,733,820
73,000	TPC Group, Inc.(b)	2,697,350

		5,431,170

	Commercial Banks — 8.7%
472,200	Associated Banc-Corp	6,228,318
90,475	Bank of Hawaii Corp.	4,157,326
400,255	FirstMerit Corp.	6,612,213
138,825	Hancock Holding Co.	4,225,833
128,275	Prosperity Bancshares, Inc.	5,391,398
273,675	Webster Financial Corp.	5,927,801

		32,542,889

	Commercial Services & Supplies — 5.5%
329,300	Corrections Corp. of America	9,697,885
378,600	KAR Auction Services, Inc.(b)	6,508,134
160,775	McGrath Rentcorp	4,260,537

		20,466,556

	Computers & Peripherals — 1.8%
237,100	QLogic Corp.(b)	3,245,899
219,325	Super Micro Computer, Inc.(b)	3,478,494

		6,724,393

	Construction & Engineering — 0.9%
224,700	MasTec, Inc.(b)	3,379,488

	Consumer Finance — 1.7%
162,575	First Cash Financial Services, Inc.(b)	6,530,638

	Containers & Packaging — 3.5%
181,075	Packaging Corp. of America	5,113,558
190,600	Silgan Holdings, Inc.	8,136,714

		13,250,272

	Electronic Equipment, Instruments & Components — 1.8%
59,700	Littelfuse, Inc.	3,396,333
107,925	ScanSource, Inc.(b)	3,306,822

		6,703,155

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Energy Equipment & Services — 1.5%
86,730	Oil States International, Inc.(b)	$5,741,526

	Food Products — 1.3%
160,050	Post Holdings, Inc.(b)	4,921,538

	Gas Utilities — 2.2%
233,550	Atmos Energy Corp.	8,190,598

	Health Care Equipment & Supplies — 4.7%
103,050	Sirona Dental Systems, Inc.(b)	4,638,281
123,350	Teleflex, Inc.	7,513,248
111,875	West Pharmaceutical Services, Inc.	5,648,569

		17,800,098

	Health Care Providers & Services — 1.7%
159,400	LifePoint Hospitals, Inc.(b)	6,532,212

	Hotels, Restaurants & Leisure — 1.2%
112,725	Choice Hotels International, Inc.	4,501,109

	Household Products — 1.1%
83,700	WD-40 Co.	4,169,097

	Insurance — 5.5%
333,250	American Equity Investment Life Holding Co.	3,669,083
666,275	CNO Financial Group, Inc.	5,196,945
205,462	HCC Insurance Holdings, Inc.	6,451,507
249,075	Tower Group, Inc.	5,198,195

		20,515,730

	IT Services — 1.5%
261,500	Broadridge Financial Solutions, Inc.	5,562,105

	Machinery — 3.2%
216,750	Actuant Corp., Class A	5,886,930
51,525	Valmont Industries, Inc.	6,232,979

		12,119,909

	Media — 1.7%
129,475	John Wiley & Sons, Inc., Class A	6,342,980

	Metals & Mining — 0.7%
182,250	Globe Specialty Metals, Inc.	2,447,618

	Multiline Retail — 1.8%
168,525	Big Lots, Inc.(b)	6,874,135

	Oil, Gas & Consumable Fuels — 1.5%
237,339	Oasis Petroleum, Inc.(b)	5,738,857

	Professional Services — 2.0%
125,450	Towers Watson & Co., Class A	7,514,455

	REITs — Apartments — 0.8%
211,050	Associated Estates Realty Corp.	3,155,198

	REITs — Hotels — 0.8%
108,400	LaSalle Hotel Properties	3,158,776

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	REITs — Office Property — 1.5%
163,725	Highwoods Properties, Inc.	$5,509,346

	Road & Rail — 1.3%
200,025	Werner Enterprises, Inc.	4,778,597

	Semiconductors & Semiconductor Equipment — 7.7%
74,875	Hittite Microwave Corp.(b)	3,827,610
331,625	Microsemi Corp.(b)	6,131,746
137,450	MKS Instruments, Inc.	3,976,428
881,575	RF Micro Devices, Inc.(b)	3,746,694
152,550	Semtech Corp.(b)	3,710,016
302,950	Teradyne, Inc.(b)	4,259,477
96,275	Veeco Instruments, Inc.(b)	3,308,009

		28,959,980

	Software — 2.5%
92,325	Manhattan Associates, Inc.(b)	4,220,176
168,350	Verint Systems, Inc.(b)	4,968,008

		9,188,184

	Specialty Retail — 5.0%
222,697	Aaron’s, Inc.	6,304,552
91,725	DSW, Inc., Class A	4,989,840
83,925	Group 1 Automotive, Inc.	3,827,819
155,075	Lithia Motors, Inc., Class A	3,574,479

		18,696,690

	Textiles, Apparel & Luxury Goods — 1.6%
154,175	Wolverine World Wide, Inc.	5,978,907

	Thrifts & Mortgage Finance — 1.6%
499,850	Capitol Federal Financial, Inc.	5,938,218

	Trading Companies & Distributors — 3.2%
152,925	United Rentals, Inc.(b)	5,205,567
120,875	WESCO International, Inc.(b)	6,956,356

		12,161,923

	Total Common Stocks (Identified Cost $312,097,978)	334,535,921

Exchange Traded Funds — 4.5%
241,900	iShares Russell 2000 Value Index Fund (Identified Cost $16,670,238)	17,027,341

Closed End Investment Companies — 2.6%
611,550	Ares Capital Corp. (Identified Cost $9,618,552)	9,760,338

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.1%
$4,008,804	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $4,008,804 on 7/02/2012 collateralized by $3,580,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $4,094,625 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,008,804)	$4,008,804

	Total Investments — 97.3% (Identified Cost $342,395,572)(a)	365,332,404
	Other assets less liabilities — 2.7%	10,253,625

	Net Assets — 100.0%	$375,586,029

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $342,395,572 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,156,017
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,219,185)

	Net unrealized appreciation	$22,936,832

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2012 (Unaudited)

Commercial Banks	8.7%
Semiconductors & Semiconductor Equipment	7.7
Insurance	5.5
Commercial Services & Supplies	5.5
Specialty Retail	5.0
Health Care Equipment & Supplies	4.7
Exchange Traded Funds	4.5
Containers & Packaging	3.5
Building Products	3.3
Trading Companies & Distributors	3.2
Machinery	3.2
Closed End Investment Companies	2.6
Software	2.5
Gas Utilities	2.2
Professional Services	2.0
Other Investments, less than 2% each	32.1
Short-Term Investments	1.1

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)

Common Stocks — 95.0% of Net Assets
	Auto Components — 3.2%
124,075	Delphi Automotive PLC(b)	$3,163,912
25,175	Tenneco, Inc.(b)	675,194
39,400	WABCO Holdings, Inc.(b)	2,085,442

		5,924,548

	Capital Markets — 2.7%
278,450	Apollo Investment Corp.	2,138,496
143,050	SEI Investments Co.	2,845,264

		4,983,760

	Chemicals — 3.2%
22,625	Airgas, Inc.	1,900,726
33,200	Celanese Corp., Series A	1,149,384
54,000	FMC Corp.	2,887,920

		5,938,030

	Commercial Banks — 6.8%
243,400	Fifth Third Bancorp	3,261,560
388,275	First Niagara Financial Group, Inc.	2,970,304
595,200	Huntington Bancshares, Inc.	3,809,280
348,150	Regions Financial Corp.	2,350,012

		12,391,156

	Computers & Peripherals — 2.5%
198,150	NCR Corp.(b)	4,503,949

	Consumer Finance — 1.7%
129,925	Ezcorp, Inc., Class A(b)	3,048,041

	Containers & Packaging — 3.7%
122,975	Crown Holdings, Inc.(b)	4,241,408
93,425	Packaging Corp. of America	2,638,322

		6,879,730

	Distributors — 1.7%
93,425	LKQ Corp.(b)	3,120,395

	Electric Utilities — 4.6%
67,150	Edison International	3,102,330
147,425	Great Plains Energy, Inc.	3,156,369
126,625	N.V. Energy, Inc.	2,226,068

		8,484,767

	Energy Equipment & Services — 1.7%
28,825	Helmerich & Payne, Inc.	1,253,311
95,975	Superior Energy Services, Inc.(b)	1,941,574

		3,194,885

	Food Products — 1.6%
58,400	Ingredion, Inc.	2,891,968

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 0.5%
20,800	Sirona Dental Systems, Inc.(b)	$936,208

	Health Care Providers & Services — 3.0%
133,575	HCA Holdings, Inc.	4,064,687
15,700	Laboratory Corp. of America Holdings(b)	1,453,977

		5,518,664

	Health Care Technology — 1.3%
209,475	Allscripts Healthcare Solutions, Inc.(b)	2,289,562

	Hotels, Restaurants & Leisure — 1.3%
45,250	Darden Restaurants, Inc.	2,291,008

	Household Durables — 1.9%
83,925	Jarden Corp.	3,526,529

	Insurance — 5.8%
184,300	Hartford Financial Services Group, Inc. (The)	3,249,209
75,175	Reinsurance Group of America, Inc., Class A	4,000,062
162,400	XL Group PLC	3,416,896

		10,666,167

	Internet Software & Services — 0.6%
60,950	Digital River, Inc.(b)	1,012,989

	IT Services — 5.9%
134,300	Broadridge Financial Solutions, Inc.	2,856,561
43,800	Fiserv, Inc.(b)	3,163,236
63,875	Global Payments, Inc.	2,761,316
39,775	MAXIMUS, Inc.	2,058,356

		10,839,469

	Leisure Equipment & Products — 1.3%
72,625	Hasbro, Inc.	2,459,809

	Life Sciences Tools & Services — 2.3%
53,275	Agilent Technologies, Inc.	2,090,511
48,175	Life Technologies Corp.(b)	2,167,393

		4,257,904

	Machinery — 4.9%
55,100	AGCO Corp.(b)	2,519,723
18,250	Flowserve Corp.	2,094,188
60,225	Navistar International Corp.(b)	1,708,583
43,800	Snap-on, Inc.	2,726,550

		9,049,044

	Media — 3.1%
62,050	CBS Corp., Class B	2,033,999
67,150	Discovery Communications, Inc., Class A(b)	3,626,100

		5,660,099

	Multi Utilities — 3.2%
108,375	CMS Energy Corp.	2,546,813

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Multi Utilities — continued
83,925	Wisconsin Energy Corp.	$3,320,912

		5,867,725

	Multiline Retail — 1.6%
72,625	Big Lots, Inc.(b)	2,962,374

	Oil, Gas & Consumable Fuels — 1.3%
16,425	Noble Energy, Inc.	1,393,168
12,050	Pioneer Natural Resources Co.	1,062,931

		2,456,099

	Pharmaceuticals — 2.9%
53,311	Valeant Pharmaceuticals International, Inc.(b)	2,387,800
168,600	Warner Chilcott PLC, Class A(b)	3,021,312

		5,409,112

	Professional Services — 2.2%
67,500	Towers Watson & Co., Class A	4,043,250

	REITs - Apartments — 1.7%
112,775	Apartment Investment & Management Co., Class A	3,048,308

	Semiconductors & Semiconductor Equipment — 2.1%
49,625	Altera Corp.	1,679,310
62,050	Avago Technologies Ltd.	2,227,595

		3,906,905

	Software — 8.7%
69,700	BMC Software, Inc.(b)	2,974,796
38,325	Intuit, Inc.	2,274,589
140,500	Nuance Communications, Inc.(b)	3,346,710
111,675	Parametric Technology Corp.(b)	2,340,708
117,150	Rovi Corp.(b)	2,298,483
63,875	Solera Holdings, Inc.	2,669,336

		15,904,622

	Specialty Retail — 1.7%
71,525	Signet Jewelers Ltd.	3,147,815

	Tobacco — 1.6%
22,625	Lorillard, Inc.	2,985,369

	Trading Companies & Distributors — 2.7%
78,100	United Rentals, Inc.(b)	2,658,524
40,150	WESCO International, Inc.(b)	2,310,632

		4,969,156

	Total Common Stocks (Identified Cost $172,336,124)	174,569,416

Closed End Investment Companies — 1.5%
175,525	Ares Capital Corp. (Identified Cost $2,657,316)	2,801,379

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 3.1%
$5,616,449	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/2012 at 0.000% to be repurchased at $5,616,449 on 7/02/2012 collateralized by $5,010,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $5,730,187 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,616,449)	$5,616,449

	Total Investments — 99.6% (Identified Cost $180,609,889)(a)	182,987,244
	Other assets less liabilities — 0.4%	662,873

	Net Assets — 100.0%	$183,650,117

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2012, the net unrealized appreciation on investments based on a cost of $180,609,889 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,439,520
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,062,165)

	Net unrealized appreciation	$2,377,355

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of June 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at June 30, 2012 (Unaudited)

Software	8.7%
Commercial Banks	6.8
IT Services	5.9
Insurance	5.8
Machinery	4.9
Electric Utilities	4.6
Containers & Packaging	3.7
Chemicals	3.2
Auto Components	3.2
Multi Utilities	3.2
Media	3.1
Health Care Providers & Services	3.0
Pharmaceuticals	2.9
Capital Markets	2.7
Trading Companies & Distributors	2.7
Computers & Peripherals	2.5
Life Sciences Tools & Services	2.3
Professional Services	2.2
Semiconductors & Semiconductor Equipment	2.1
Other Investments, less than 2% each	23.0
Short-Term Investments	3.1

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

77  |

This Page Intentionally Left Blank

|  78

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
ASSETS
Investments at cost	$543,486,369	$117,656,023	$98,589,807
Net unrealized appreciation	13,367,805	13,923,586	5,036,552

Investments at value	556,854,174	131,579,609	103,626,359
Cash	—	—	11,919
Receivable for Fund shares sold	68,534	63,780	922,890
Receivable for securities sold	18,428,571	627,917	—
Dividends and interest receivable	642,103	94,921	601,302
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	23,024
Tax reclaims receivable	—	—	425

TOTAL ASSETS	575,993,382	132,366,227	105,185,919

LIABILITIES
Payable for securities purchased	2,093,990	66,500	208,817
Payable for Fund shares redeemed	783,875	31,377	29,111
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	1,214
Management fees payable (Note 6)	327,623	65,843	44,813
Deferred Trustees’ fees (Note 6)	678,585	365,971	55,904
Administrative fees payable (Note 6)	21,355	4,889	3,756
Payable to distributor (Note 6d)	3,251	687	771
Other accounts payable and accrued expenses	154,374	75,666	30,057

TOTAL LIABILITIES	4,063,053	610,933	374,443

NET ASSETS	$571,930,329	$131,755,294	$104,811,476

NET ASSETS CONSIST OF:
Paid-in capital	$553,983,497	$127,550,837	$118,215,279
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(938,808)	(11,287)	87,607
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,517,835	(9,707,842)	(18,549,284)
Net unrealized appreciation on investments and foreign currency translations	13,367,805	13,923,586	5,057,874

NET ASSETS	$571,930,329	$131,755,294	$104,811,476

See accompanying notes to financial statements.

79  |

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$470,522,220	$111,713,573	$64,586,059

Shares of beneficial interest	47,863,679	7,457,121	5,636,516

Net asset value and redemption price per share	$9.83	$14.98	$11.46

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.43	$15.89	$12.00

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,006,989	$2,630,756	$—

Shares of beneficial interest	455,553	191,347	—

Net asset value and offering price per share	$8.80	$13.75	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$41,254,819	$5,999,524	$40,225,417

Shares of beneficial interest	4,714,255	438,003	3,520,590

Net asset value and offering price per share	$8.75	$13.70	$11.43

Class Y shares:
Net assets	$56,146,301	$11,411,441	$—

Shares of beneficial interest	5,569,874	736,059	—

Net asset value, offering and redemption price per share	$10.08	$15.50	$—

See accompanying notes to financial statements.

|  80

Statements of Assets and Liabilities (continued)

June 30, 2012 (Unaudited)

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$289,163,549	$342,395,572	$180,609,889
Net unrealized appreciation	51,741,304	22,936,832	2,377,355

Investments at value	340,904,853	365,332,404	182,987,244
Cash	43,189	—	—
Receivable for Fund shares sold	156,086	491,729	1,058,038
Receivable for securities sold	3,108,123	13,465,866	3,684,483
Dividends receivable	172,737	334,262	257,956
Tax reclaims receivable	16,584	—	—

TOTAL ASSETS	344,401,572	379,624,261	187,987,721

LIABILITIES
Payable for securities purchased	2,231,097	3,077,733	3,849,115
Payable for Fund shares redeemed	242,195	436,285	288,014
Management fees payable (Note 6)	194,776	271,064	117,405
Deferred Trustees’ fees (Note 6)	397,622	152,350	32,651
Administrative fees payable (Note 6)	12,704	13,981	6,771
Payable to distributor (Note 6d)	1,678	3,865	2,474
Other accounts payable and accrued expenses	171,389	82,954	41,174

TOTAL LIABILITIES	3,251,461	4,038,232	4,337,604

NET ASSETS	$341,150,111	$375,586,029	$183,650,117

NET ASSETS CONSIST OF:
Paid-in capital	$281,579,627	$341,042,511	$179,251,052
Accumulated net investment (loss)/Undistributed net investment income	(293,572)	374,085	389,502
Accumulated net realized gain on investments	8,122,752	11,232,601	1,632,208
Net unrealized appreciation on investments	51,741,304	22,936,832	2,377,355

NET ASSETS	$341,150,111	$375,586,029	$183,650,117

See accompanying notes to financial statements.

81  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$288,130,954	$208,140,709	$27,723,895

Shares of beneficial interest	11,236,161	11,192,281	1,887,228

Net asset value and redemption price per share	$25.64	$18.60	$14.69

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$27.20	$19.73	$15.59

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$13,465,086	$3,644,550	$—

Shares of beneficial interest	622,847	235,749	—

Net asset value and offering price per share	$21.62	$15.46	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$29,906,492	$28,433,496	$2,781,027

Shares of beneficial interest	1,382,922	1,838,673	193,213

Net asset value and offering price per share	$21.63	$15.46	$14.39

Class Y shares:
Net assets	$9,647,579	$135,367,274	$153,145,195

Shares of beneficial interest	346,805	7,167,490	10,363,060

Net asset value, offering and redemption price per share	$27.82	$18.89	$14.78

See accompanying notes to financial statements.

|  82

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
INVESTMENT INCOME
Dividends	$3,544,073	$1,236,518	$806,962
Interest	1,524	—	1,074,274
Less net foreign taxes withheld	(58,503)	(2,466)	(1,476)

	3,487,094	1,234,052	1,879,760

Expenses
Management fees (Note 6)	2,197,425	471,842	241,971
Service and distribution fees (Note 6)	894,855	189,933	240,609
Administrative fees (Note 6)	141,821	30,703	20,032
Trustees’ fees and expenses (Note 6)	42,691	23,412	9,912
Transfer agent fees and expenses (Note 6)	346,699	119,429	29,253
Audit and tax services fees	23,136	20,337	22,429
Custodian fees and expenses	18,625	10,958	24,532
Legal fees	4,769	970	604
Registration fees	30,810	31,008	17,474
Shareholder reporting expenses	49,614	11,734	4,656
Miscellaneous expenses	11,952	5,229	4,816

Total expenses	3,762,397	915,555	616,288
Less waiver and/or expense reimbursement (Note 6)	—	(17,860)	—

Net expenses	3,762,397	897,695	616,288

Net investment income (loss)	(275,303)	336,357	1,263,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	33,329,920	1,461,186	1,407,377
Foreign currency transactions	—	—	31,568
Net change in unrealized appreciation (depreciation) on:
Investments	(1,052,351)	8,308,399	3,843,792
Foreign currency translations	—	—	(10,255)

Net realized and unrealized gain on investments and foreign currency transactions	32,277,569	9,769,585	5,272,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,002,266	$10,105,942	$6,535,954

See accompanying notes to financial statements.

83  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$2,547,790	$3,222,595	(a)	$1,354,791	(a)
Less net foreign taxes withheld	(23,344)	—		—

	2,524,446	3,222,595		1,354,791

Expenses
Management fees (Note 6)	1,394,264	1,776,015		666,270
Service and distribution fees (Note 6)	600,373	452,127		43,684
Administrative fees (Note 6)	79,389	89,905		37,913
Trustees’ fees and expenses (Note 6)	27,550	17,035		9,275
Transfer agent fees and expenses (Note 6)	287,229	242,155		96,552
Audit and tax services fees	27,633	19,364		18,769
Custodian fees and expenses	18,397	18,370		13,232
Legal fees	2,677	3,098		1,076
Registration fees	36,277	40,717		37,463
Shareholder reporting expenses	40,860	35,203		8,279
Miscellaneous expenses	7,977	8,958		5,149

Total expenses	2,522,626	2,702,947		937,662
Less waiver and/or expense reimbursement (Note 6)	(92,100)	—		—

Net expenses	2,430,526	2,702,947		937,662

Net investment income	93,920	519,648		417,129

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	10,121,573	15,154,406		2,968,885
Net change in unrealized appreciation (depreciation) on:
Investments	18,579,347	9,192,680		3,250,401

Net realized and unrealized gain on investments	28,700,920	24,347,086		6,219,286

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,794,840	$24,866,734		$6,636,415

(a)	Includes a non-recurring dividend of $376,600 and $186,000 for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$(275,303)	$3,279,660
Net realized gain on investments	33,329,920	100,088,779
Net change in unrealized appreciation (depreciation) on investments	(1,052,351)	(243,921,485)

Net increase (decrease) in net assets resulting from operations	32,002,266	(140,553,046)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(2,783,146)
Class Y	—	(488,284)

Total distributions	—	(3,271,430)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(73,117,486)	(225,503,135)

Net decrease in net assets	(41,115,220)	(369,327,611)
NET ASSETS
Beginning of the period	613,045,549	982,373,160

End of the period	$571,930,329	$613,045,549

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(938,808)	$(663,505)

See accompanying notes to financial statements.

85  |

	Harris Associates Large Cap Value Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$336,357	$706,958
Net realized gain on investments	1,461,186	2,453,610
Net change in unrealized appreciation (depreciation) on investments	8,308,399	(5,021,499)

Net increase (decrease) in net assets resulting from operations	10,105,942	(1,860,931)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(683,171)
Class B	—	(1,388)
Class C	—	(2,052)
Class Y	—	(65,626)

Total distributions	—	(752,237)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,903,881)	(14,370,952)

Net increase (decrease) in net assets	7,202,061	(16,984,120)
NET ASSETS
Beginning of the period	124,553,233	141,537,353

End of the period	$131,755,294	$124,553,233

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(11,287)	$(347,644)

See accompanying notes to financial statements.

|  86

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$1,263,472	$1,930,561
Net realized gain on investments and foreign currency transactions	1,438,945	1,509,000
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,833,537	824,723

Net increase in net assets resulting from operations	6,535,954	4,264,284

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(714,366)	(1,534,282)
Class C	(349,017)	(889,904)

Total distributions	(1,063,383)	(2,424,186)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	24,313,718	10,043,167

Net increase in net assets	29,786,289	11,883,265
NET ASSETS
Beginning of the period	75,025,187	63,141,922

End of the period	$104,811,476	$75,025,187

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$87,607	$(112,482)

See accompanying notes to financial statements.

87  |

	Natixis U.S. Multi-Cap Equity Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$93,920	$(942,993)
Net realized gain on investments and options written	10,121,573	48,680,541
Net change in unrealized appreciation (depreciation) on investments	18,579,347	(57,782,031)

Net increase (decrease) in net assets resulting from operations	28,794,840	(10,044,483)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	—	(10,196,143)
Class B	—	(713,254)
Class C	—	(1,213,844)
Class Y	—	(68,334)

Total distributions	—	(12,191,575)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(16,440,368)	(24,368,296)

Net increase (decrease) in net assets	12,354,472	(46,604,354)
NET ASSETS
Beginning of the period	328,795,639	375,399,993

End of the period	$341,150,111	$328,795,639

ACCUMULATED NET INVESTMENT (LOSS)	$(293,572)	$(387,492)

See accompanying notes to financial statements.

|  88

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$519,648	$2,383,062
Net realized gain on investments	15,154,406	70,526,494
Net change in unrealized appreciation (depreciation) on investments	9,192,680	(91,520,839)

Net increase (decrease) in net assets resulting from operations	24,866,734	(18,611,283)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(1,089,250)
Class B	—	(280)
Class Y	—	(986,874)
Net realized capital gains
Class A	(3,057,179)	(49,424,710)
Class B	(70,338)	(1,141,557)
Class C	(507,997)	(7,191,157)
Class Y	(1,966,386)	(29,760,594)

Total distributions	(5,601,900)	(89,594,422)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(37,180,575)	(29,639,917)

Net decrease in net assets	(17,915,741)	(137,845,622)
NET ASSETS
Beginning of the period	393,501,770	531,347,392

End of the period	$375,586,029	$393,501,770

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$374,085	$(145,563)

See accompanying notes to financial statements.

89  |

	Vaughan Nelson Value Opportunity Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$417,129	$141,286
Net realized gain on investments	2,968,885	4,262,752
Net change in unrealized appreciation (depreciation) on investments	3,250,401	(8,855,945)

Net increase (decrease) in net assets resulting from operations	6,636,415	(4,451,907)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class Y	—	(112,793)
Net realized capital gains
Class A	(56,516)	(786,318)
Class C	(5,764)	(66,223)
Class Y	(312,915)	(4,052,804)

Total distributions	(375,195)	(5,018,138)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	44,839,758	89,212,415

Net increase in net assets	51,100,978	79,742,370
NET ASSETS
Beginning of the period	132,549,139	52,806,769

End of the period	$183,650,117	$132,549,139

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$389,502	$(27,627)

See accompanying notes to financial statements.

|  90

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2012(g)	$9.36	$(0.00)		$0.47	$0.47	$—	$—	$—
12/31/2011	11.12	0.05		(1.76)	(1.71)	(0.05)	—	(0.05)
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05		3.54	3.59	(0.13)	(1.15)	(1.28)
Class B
6/30/2012(g)	8.41	(0.04)		0.43	0.39	—	—	—
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)		3.24	3.20	(0.08)	(1.15)	(1.23)
Class C
6/30/2012(g)	8.37	(0.04)		0.42	0.38	—	—	—
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)		3.22	3.19	(0.09)	(1.15)	(1.24)
Class Y
6/30/2012(g)	9.59	0.01		0.48	0.49	—	—	—
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09		3.61	3.70	(0.16)	(1.15)	(1.31)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

91  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$9.83	5.02	$470,522	1.17	1.17	(0.05)		90
—		9.36	(15.36)	503,330	1.13	1.13	0.45		236
—		11.12	17.14	753,518	1.16	1.16	0.52	(h)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83		211
0.00		13.01	34.42	826,867	1.17	1.17	0.45		179

—		8.80	4.64	4,007	1.92	1.92	(0.81)		90
—		8.41	(15.98)	5,296	1.88	1.88	(0.32)		236
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(h)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)		179

—		8.75	4.54	41,255	1.92	1.92	(0.80)		90
—		8.37	(15.96)	47,416	1.88	1.88	(0.32)		236
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(h)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17		211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)		179

—		10.08	5.11	56,146	0.92	0.92	0.21		90
—		9.59	(15.16)	57,003	0.87	0.87	0.62		236
—		11.40	17.39	137,631	0.91	0.91	0.69	(h)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21		211
0.00		13.32	34.75	17,520	0.90	0.90	0.74		179

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2012(g)	$13.86	$0.04		$1.08		$1.12	$—	$—	$—
12/31/2011	14.17	0.08		(0.30)		(0.22)	(0.09)	—	(0.09)
12/31/2010	12.58	0.05		1.60		1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(i)	3.81		3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(j)	(0.43)	(0.09)	—	(0.09)
Class B
6/30/2012(g)	12.76	(0.02)		1.01		0.99	—	—	—
12/31/2011	13.07	(0.03)		(0.28)		(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48		1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(i)	3.52		3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
Class C
6/30/2012(g)	12.72	(0.02)		1.00		0.98	—	—	—
12/31/2011	13.02	(0.03)		(0.27)		(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47		1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(i)	3.51		3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
Class Y
6/30/2012(g)	14.32	0.06		1.12		1.18	—	—	—
12/31/2011	14.65	0.12		(0.33)		(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67		1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(i)	3.93		4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(j)	(0.39)	(0.15)	—	(0.15)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

93  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$14.98	8.08	$111,714	1.30		1.33		0.53	18
—	13.86	(1.56)	107,978	1.30	(h)	1.30	(h)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	14.97	(2.94)	172,468	1.28	(k)(l)	1.28	(k)	0.35	30

—	13.75	7.76	2,631	2.05		2.07		(0.23)	18
—	12.76	(2.34)	3,341	2.05	(h)	2.05	(h)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	13.84	(3.68)	23,916	2.04	(k)(l)	2.04	(k)	(0.44)	30

—	13.70	7.70	6,000	2.05		2.08		(0.22)	18
—	12.72	(2.28)	5,667	2.05	(h)	2.05	(h)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	13.82	(3.69)	15,616	2.04	(k)(l)	2.04	(k)	(0.41)	30

—	15.50	8.24	11,411	1.05		1.08		0.81	18
—	14.32	(1.40)	7,567	1.05	(h)	1.05	(h)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	15.47	(2.59)	11,840	0.91	(l)	0.91		0.72	30

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes a non-recurring dividend of $0.01 per share.
(j)	Includes a litigation payment of $0.02 per share.
(k)	Includes fee/expense recovery of less than 0.01%, 0.02% and 0.01% for Class A, B and C, respectively.
(l)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND
Class A
6/30/2012(f)	$10.74	$0.18	$0.69	$0.87	$(0.15)	$—	$(0.15)
12/31/2011	10.41	0.34	0.40	0.74	(0.41)	—	(0.41)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
Class C
6/30/2012(f)	10.71	0.13	0.70	0.83	(0.11)	—	(0.11)
12/31/2011	10.39	0.26	0.39	0.65	(0.33)	—	(0.33)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

95  |

				Ratios to Average Net Assets:
Increase from regulatory settlements	Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$—	$11.46	8.11	$64,586	1.10		1.10		3.17	20
—	10.74	7.21	45,211	1.13		1.13		3.17	20
—	10.41	16.73	35,787	1.19		1.19		3.51	28
—	9.22	33.32	33,796	1.21		1.21		4.67	22
—	7.18	(25.26)	31,709	1.09		1.10		5.10	23
—	10.26	(2.80)	54,733	1.08	(g)	1.09	(g)	3.76	50

—	11.43	7.77	40,225	1.85		1.85		2.41	20
—	10.71	6.33	29,814	1.88		1.88		2.42	20
—	10.39	15.90	27,355	1.94		1.94		2.76	28
—	9.20	32.24	25,301	1.96		1.96		3.90	22
—	7.17	(25.78)	30,336	1.84		1.84		4.30	23
—	10.24	(3.52)	70,179	1.83	(g)	1.84	(g)	3.00	50

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2012 (Unaudited).
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class A
6/30/2012(g)	$23.56	$0.02		$2.06	$2.08	$—	$—	$—
12/31/2011	25.17	(0.04)		(0.69)	(0.73)	—	(0.88)	(0.88)
12/31/2010	20.68	0.03	(i)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(j)	(10.20)	(10.18)	—	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
Class B
6/30/2012(g)	19.93	(0.07)		1.76	1.69	—	—	—
12/31/2011	21.60	(0.21)		(0.58)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.85	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(j)	(8.89)	(9.02)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
Class C
6/30/2012(g)	19.94	(0.06)		1.75	1.69	—	—	—
12/31/2011	21.61	(0.20)		(0.59)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.86	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(j)	(8.91)	(9.04)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
Class Y
6/30/2012(g)	25.52	0.06		2.24	2.30	—	—	—
12/31/2011	27.12	0.04		(0.76)	(0.72)	—	(0.88)	(0.88)
12/31/2010	22.27	0.05	(i)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(j)	(10.94)	(10.87)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

97  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$25.64	8.83	$288,131	1.30		1.35	0.15		29
—	23.56	(2.79)	281,467	1.34	(h)	1.38	(0.15)		97
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(i)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43		1.43	0.08		110
—	25.76	13.69	407,228	1.47		1.47	(0.24)		82

—	21.62	8.48	13,465	2.05		2.10	(0.61)		29
—	19.93	(3.53)	16,820	2.10	(h)	2.13	(0.94)		97
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(i)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18		2.19	(0.70)		110
—	22.63	12.83	119,028	2.21		2.21	(1.00)		82

—	21.63	8.47	29,906	2.05		2.10	(0.60)		29
—	19.94	(3.53)	28,462	2.09	(h)	2.13	(0.90)		97
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(i)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18		2.18	(0.68)		110
—	22.65	12.82	47,239	2.22		2.22	(0.99)		82

—	27.82	9.01	9,648	1.05		1.11	0.45		29
—	25.52	(2.56)	2,047	1.09	(h)	1.14	0.16		97
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(i)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115
—	16.29	(39.89)	5,611	1.17		1.23	0.31		110
—	27.58	14.02	16,649	1.12		1.12	0.10		82

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	Effective June 1, 2011, the expense limit decreased to 1.30%. 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2012(g)	$17.74	$0.02	(l)	$1.11	$1.13	$—	$(0.27)	$(0.27)
12/31/2011	22.69	0.10		(0.83)	(0.73)	(0.09)	(4.13)	(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—
Class B
6/30/2012(g)	14.84	(0.04	)(l)	0.93	0.89	—	(0.27)	(0.27)
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—
Class C
6/30/2012(g)	14.85	(0.04	)(l)	0.92	0.88	—	(0.27)	(0.27)
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—
Class Y
6/30/2012(g)	17.99	0.05	(l)	1.12	1.17	—	(0.27)	(0.27)
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

99  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$—		$18.60	6.34 (l)	$208,141	1.39		1.39		0.24	(l)	38
—	—		17.74	(3.77)	228,445	1.36		1.36		0.44		88
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)		80
—	—		22.31	28.30	322,961	1.45		1.49		0.27		102
—	0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13		124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)		78

—	—		15.46	5.96 (l)	3,645	2.14		2.14		(0.55	)(l)	38
—	—		14.84	(4.51)	4,657	2.11		2.11		(0.38)		88
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)		80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)		102
—	0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)		124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)		78

—	—		15.46	5.89 (l)	28,433	2.14		2.14		(0.51	)(l)	38
—	—		14.85	(4.51)	30,284	2.11		2.11		(0.33)		88
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)		80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)		102
—	0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)		124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)		78

—	—		18.89	6.48 (l)	135,367	1.14		1.14		0.50	(l)	38
—	—		17.99	(3.54)	130,115	1.10		1.10		0.65		88
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24		80
—	—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60		102
—	0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65		124
—	0.00		22.20	6.12	1,241	1.19	(k)	1.19	(k)	0.17		78

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2012 (Unaudited).
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.
(k)	Includes fee/expense recovery of 0.04%.
(l)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.00, $(0.06), $(0.05) and $0.03 for Class A , Class B, Class C and Class Y shares, respectively, total return would have been 6.23%, 5.82%, 5.82% and 6.36% for Class A, Class B, Class C and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.05%, (0.73)%, (0.70)% and 0.30% for Class A , Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2012(g)	$13.83	$0.02	(k)	$0.87	$0.89	$—	$(0.03)	$—
12/31/2011	14.75	(0.01)		(0.39)	(0.40)	—	(0.52)	—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—
Class C
6/30/2012(g)	13.60	(0.03	)(k)	0.85	0.82	—	(0.03)	—
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—
Class Y
6/30/2012(g)	13.89	0.04	(k)	0.88	0.92	—	(0.03)	—
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

101  |

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(0.03)	$14.69	6.45 (k)	$27,724	1.32		1.32		0.30	(k)	28
(0.52)	13.83	(2.71)	21,308	1.40	(h)	1.40	(h)	(0.07)		75
(0.15)	14.75	19.64	11,268	1.40		1.69		0.62	(i)	143
(0.11)	12.46	30.98	3,645	1.40		5.24		0.79		45
(0.02)	9.60	(3.75)	16	1.40		39.61		1.92		12

(0.03)	14.39	6.05 (k)	2,781	2.07		2.07		(0.42	)(k)	28
(0.52)	13.60	(3.48)	1,822	2.15	(h)	2.15	(h)	(0.83)		75
(0.09)	14.63	18.85	824	2.15		2.46		(0.23	)(i)	143
(0.07)	12.39	30.01	370	2.15		8.54		(0.14)		45
(0.02)	9.59	(3.90)	41	2.15		40.36		1.62		12

(0.03)	14.78	6.64 (k)	153,145	1.07		1.07		0.55	(k)	28
(0.53)	13.89	(2.53)	109,419	1.15	(h)	1.15	(h)	0.23		75
(0.18)	14.80	19.96	40,715	1.15		1.43		0.92	(i)	143
(0.11)	12.49	31.37	8,626	1.15		7.22		0.90		45
(0.03)	9.60	(3.74)	960	1.15		38.91		1.41		12

(g)	For the six months ended June 30, 2012 (Unaudited)
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	From commencement of operations on October 31, 2008 through December 31, 2008.
(k)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.05) and $0.02 for Class A, Class C and Class Y shares, respectively, total return would have been 6.31%, 5.90% and 6.50% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.66)% and 0.33% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  102

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Diversified Income Fund (the “Diversified Income Fund”)

Natixis U.S. Multi-Cap Equity Fund (the “U.S. Multi-Cap Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, U.S. Multi-Cap Equity Fund, Small Cap Value Fund, Large Cap Value Fund and Value Opportunity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Diversified Income Fund which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative

103  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or

|  104

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

105  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale

|  106

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the six months ended June 30, 2012, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

107  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, net operating losses, distribution redesignations, return of capital and capital gain distributions from REITs, foreign currency transactions, distributions in excess of current earnings, trust preferred securities, contingent payment debt instruments, premium amortization, defaulted bonds, non-deductible expenses and expiring capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, defaulted bond adjustments, REIT basis adjustments, contingent payment debt instruments, premium amortization, forward foreign currency contract mark to market and trust preferred securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$3,271,430	$—	$3,271,430
Large Cap Value Fund	752,237	—	752,237
Diversified Income Fund	2,424,186	—	2,424,186
U.S. Multi-Cap Equity Fund	—	12,191,575	12,191,575
Small Cap Value Fund	9,887,166	79,707,256	89,594,422
Value Opportunity Fund	2,390,222	2,627,916	5,018,138

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  108

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

As of December 31, 2011, the capital loss carryforwards and post-October capital losses were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Diversified Income Fund	U.S. Multi-Cap Equity Fund	Small Cap Value Fund	Value Opportunity Fund
Capital loss carryforward:
Short-term:
Expires December 31, 2016	$—	$—	$(5,390,183)	$—	$—	$—
Expires December 31, 2017	(15,907,530)	(9,206,549)	(14,198,082)	—	—	—
Expires December 31, 2018	—	(790,094)	—	—	—	—

Total capital loss carryforwards	$(15,907,530)	$(9,996,643)	$(19,588,265)	$—	$—	$—

Post-October capital loss deferrals	$(3,767,300)	$—	$(36,756)	$(344,971)	$—	$(785,235)

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of June 30, 2012.

109  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2012, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

|  110

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$550,355,360	$—	$—	$550,355,360
Short-Term Investments	—	6,498,814	—	6,498,814

Total	$550,355,360	$6,498,814	$—	$556,854,174

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$127,596,616	$—	$—	$127,596,616
Short-Term Investments	—	3,982,993	—	3,982,993

Total	$127,596,616	$3,982,993	$—	$131,579,609

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

111  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$47,821,461	$—	$—	$47,821,461
Bonds and Notes(a)	—	46,779,905	—	46,779,905
Preferred Stocks
Convertible Preferred Stocks
Construction Machinery	—	7,359	—	7,359
Consumer Products	—	36,431	—	36,431
All Other Convertible Preferred Stocks(a)	748,690	—	—	748,690

Total Convertible Preferred Stocks	748,690	43,790	—	792,480

Non-Convertible Preferred Stocks(a)	201,716	114,927	—	316,643

Total Preferred Stocks	950,406	158,717	—	1,109,123

Short-Term Investments	—	7,915,870	—	7,915,870

Total Investments	48,771,867	54,854,492	—	103,626,359

Forward Foreign Currency Contracts (unrealized appreciation)	—	23,024	—	23,024

Total	$48,771,867	$54,877,516	$—	$103,649,383

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—		$(1,214)	$—		$(1,214)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

|  112

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$330,316,562	$—	$—	$330,316,562
Closed End Investment Companies	1,611,082	—	—	1,611,082
Purchased Options(a)	68,820	—	—	68,820
Short-Term Investments	—	8,908,389	—	8,908,389

Total	$331,996,464	$8,908,389	$—	$340,904,853

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$334,535,921	$—	$—	$334,535,921
Exchange Traded Funds	17,027,341	—	—	17,027,341
Closed End Investment Companies	9,760,338	—	—	9,760,338
Short-Term Investments	—	4,008,804	—	4,008,804

Total	$361,323,600	$4,008,804	$—	$365,332,404

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$174,569,416	$—	$—	$174,569,416
Closed End Investment Companies	2,801,379	—	—	2,801,379
Short-Term Investments	—	5,616,449	—	5,616,449

Total	$177,370,795	$5,616,449	$—	$182,987,244

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

113  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of June 30, 2012:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Treasuries	$94,814	$939	$(161,611)	$169,573	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Bonds and Notes
Non-Convertible Bonds
Treasuries	$(103,715)	$—	$—	$—	$—

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended June 30, 2012, Diversified Income Fund engaged in forward foreign currency transactions for hedging purposes.

|  114

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of option contracts used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the six months ended June 30, 2012, the Fund engaged in purchased put options for hedging purposes.

Certain Funds are party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of June 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Diversified Income Fund	Credit Suisse AG	$(771)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of June 30, 2012, the maximum amount of loss that Diversified Income Fund would incur if counterparties failed to meet their obligations is $23,024 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $22,581.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser and/or subadviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swap and Derivative Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

115  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

The following is a summary of derivative instruments for Diversified Income Fund as of June 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$23,024
Liabilities
Unrealized depreciation on forward foreign currency contracts	(1,214)

Transactions in derivative instruments for Diversified Income Fund during the six months ended June 30, 2012 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain on:
Foreign currency transactions*	$36,230
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(16,540)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for U.S. Multi-Cap Equity Fund as of June 30, 2012:

Statements of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$68,820

*	Represents purchased options, at value.

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the six months ended June 30, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(37,464)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(134,654)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

|  116

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Diversified Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2012:

Diversified Income Fund	Forwards
Average Notional Amount Outstanding	0.85%
Highest Notional Amount Outstanding	1.08%
Lowest Notional Amount Outstanding	0.64%
Notional Amount Outstanding as of June 30, 2012	0.78%

The volume of option contract activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2012:

U.S. Multi-Cap Equity Fund*	Put Options Purchased
Average Market Value of Underlying Securities	0.56%
Highest Market Value of Underlying Securities	1.69%
Lowest Market Value of Underlying Securities	0.00%
Market Value of Underlying Securities as of June 30, 2012	1.69%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$551,805,258	$637,256,580
Large Cap Value Fund	23,370,073	25,494,430
Diversified Income Fund	20,092,667	4,538,425
U.S. Multi-Cap Equity Fund	98,286,619	116,774,398
Small Cap Value Fund	144,699,317	186,552,550
Value Opportunity Fund	87,158,510	46,082,614

117  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, purchases and sales of U.S. Government/Agency securities by the Diversified Income Fund were $15,958,552 and $11,766,051, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Diversified Income Fund	0.55%	0.55%	0.55%	0.50%	0.50%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013

|  118

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$2,197,425	$—	$2,197,425	0.71%	0.71%
Large Cap Value Fund	471,842	17,860	453,982	0.70%	0.67%
Diversified Income Fund	241,971	—	241,971	0.55%	0.55%
U.S. Multi-Cap Equity Fund	1,394,264	92,100	1,302,164	0.80%	0.75%
Small Cap Value Fund	1,776,015	—	1,776,015	0.90%	0.90%
Value Opportunity Fund	666,270	—	666,270	0.80%	0.80%

[1]Management	fee waivers are subject to possible recovery until December 31, 2013.

No expenses were recovered for any of the Funds during the six months ended June 30, 2012.

119  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, CGM, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2012, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$638,148	$6,123	$58,054	$18,369	$174,161
Large Cap Value Fund	144,211	3,920	7,510	11,760	22,532
Diversified Income Fund	66,445	—	43,541	—	130,623
U.S. Multi-Cap Equity Fund	370,615	19,611	37,828	58,835	113,484
Small Cap Value Fund	278,303	5,337	38,119	16,010	114,358
Value Opportunity Fund	31,017	—	3,167	—	9,500

|  120

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$141,821
Large Cap Value Fund	30,703
Diversified Income Fund	20,032
U.S. Multi-Cap Equity Fund	79,389
Small Cap Value Fund	89,905
Value Opportunity Fund	37,913

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

121  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$157,701
Large Cap Value Fund	21,104
Diversified Income Fund	22,968
U.S. Multi-Cap Equity Fund	64,252
Small Cap Value Fund	168,997
Value Opportunity Fund	70,706

As of June 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$3,251
Large Cap Value Fund	687
Diversified Income Fund	771
U.S. Multi-Cap Equity Fund	1,678
Small Cap Value Fund	3,865
Value Opportunity Fund	2,474

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2012, were as follows:

Fund	Commissions
Targeted Equity Fund	$70,470
Large Cap Value Fund	15,175
Diversified Income Fund	133,031
U.S. Multi-Cap Equity Fund	71,446
Small Cap Value Fund	12,044
Value Opportunity Fund	21,337

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees

|  122

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the six months ended June 30, 2012, none of the Funds had borrowings under these agreements.

123  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$143,900
Diversified Income Fund	477
U.S. Multi-Cap Equity Fund	12,587
Small Cap Value Fund	8,464
Value Opportunity Fund	32,111

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2012, certain Funds had shareholders that owned more than 5% of the Funds’ total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of the Funds, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholders	Percentage of Ownership
Large Cap Value Fund	1	5.89%
Small Cap Value Fund	2	24.72%
Value Opportunity Fund	1	20.40%

|  124

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	814,188	$8,298,174	3,184,509	$33,232,138
Issued in connection with the reinvestment of distributions	—	—	282,978	2,637,355
Redeemed	(6,701,659)	(68,607,390)	(17,448,381)	(176,294,304)

Net change	(5,887,471)	$(60,309,216)	(13,980,894)	$(140,424,811)

Class B
Issued from the sale of shares	9,928	$91,102	22,290	$209,108
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(184,151)	(1,679,042)	(384,942)	(3,528,090)

Net change	(174,223)	$(1,587,940)	(362,652)	$(3,318,982)

Class C
Issued from the sale of shares	195,326	$1,741,995	896,423	$8,494,213
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,148,063)	(10,346,024)	(3,391,034)	(30,547,401)

Net change	(952,737)	$(8,604,029)	(2,494,611)	$(22,053,188)

Class Y
Issued from the sale of shares	1,676,311	$18,160,092	3,063,998	$33,665,698
Issued in connection with the reinvestment of distributions	—	—	24,987	238,628
Redeemed	(2,050,289)	(20,776,393)	(9,218,830)	(93,610,480)

Net change	(373,978)	$(2,616,301)	(6,129,845)	$(59,706,154)

Increase (decrease) from capital share transactions	(7,388,409)	$(73,117,486)	(22,968,002)	$(225,503,135)

125  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	223,872	$3,407,515	362,434	$5,194,882
Issued in connection with the reinvestment of distributions	—	—	42,241	582,465
Redeemed	(558,538)	(8,544,592)	(1,006,523)	(14,401,573)

Net change	(334,666)	$(5,137,077)	(601,848)	$(8,624,226)

Class B
Issued from the sale of shares	4,120	$59,910	4,821	$64,740
Issued in connection with the reinvestment of distributions	—	—	95	1,299
Redeemed	(74,564)	(1,044,599)	(172,664)	(2,279,597)

Net change	(70,444)	$(984,689)	(167,748)	$(2,213,558)

Class C
Issued from the sale of shares	28,186	$390,408	14,556	$192,169
Issued in connection with the reinvestment of distributions	—	—	74	1,019
Redeemed	(35,777)	(500,146)	(137,075)	(1,793,043)

Net change	(7,591)	$(109,738)	(122,445)	$(1,599,855)

Class Y
Issued from the sale of shares	335,071	$5,319,549	52,358	$787,377
Issued in connection with the reinvestment of distributions	—	—	4,200	59,792
Redeemed	(127,296)	(1,991,926)	(182,830)	(2,780,482)

Net change	207,775	$3,327,623	(126,272)	$(1,933,313)

Increase (decrease) from capital share transactions	(204,926)	$(2,903,881)	(1,018,313)	$(14,370,952)

Diversified Income Fund
Class A
Issued from the sale of shares	1,721,964	$19,358,990	1,529,920	$16,499,405
Issued in connection with the reinvestment of distributions	52,371	588,419	119,006	1,274,902
Redeemed	(347,053)	(3,901,993)	(876,123)	(9,358,069)

Net change	1,427,282	$16,045,416	772,803	$8,416,238

Class C
Issued from the sale of shares	965,640	$10,817,382	777,802	$8,318,664
Issued in connection with the reinvestment of distributions	15,964	178,988	38,746	414,491
Redeemed	(243,543)	(2,728,068)	(666,925)	(7,106,226)

Net change	738,061	$8,268,302	149,623	$1,626,929

Increase (decrease) from capital share transactions	2,165,343	$24,313,718	922,426	$10,043,167

|  126

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	317,896	$8,181,270	1,001,650	$25,954,270
Issued in connection with the reinvestment of distributions	—	—	436,000	9,962,606
Redeemed	(1,028,968)	(26,556,224)	(1,980,283)	(50,206,150)

Net change	(711,072)	$(18,374,954)	(542,633)	$(14,289,274)

Class B
Issued from the sale of shares	5,794	$127,944	23,243	$504,601
Issued in connection with the reinvestment of distributions	—	—	36,272	701,492
Redeemed	(226,747)	(4,902,478)	(548,210)	(12,060,361)

Net change	(220,953)	$(4,774,534)	(488,695)	$(10,854,268)

Class C
Issued from the sale of shares	57,880	$1,270,101	207,100	$4,562,054
Issued in connection with the reinvestment of distributions	—	—	54,243	1,049,602
Redeemed	(102,173)	(2,210,835)	(264,427)	(5,782,658)

Net change	(44,293)	$(940,734)	(3,084)	$(171,002)

Class Y
Issued from the sale of shares	330,827	$9,444,720	116,639	$3,317,946
Issued in connection with the reinvestment of distributions	—	—	2,297	56,868
Redeemed	(64,236)	(1,794,866)	(87,289)	(2,428,566)

Net change	266,591	$7,649,854	31,647	$946,248

Increase (decrease) from capital share transactions	(709,727)	$(16,440,368)	(1,002,765)	$(24,368,296)

127  |

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	717,521	$13,109,923	3,643,470	$82,393,516
Issued in connection with the reinvestment of distributions	94,736	1,771,559	1,590,219	30,259,390
Redeemed	(2,498,754)	(46,820,460)	(4,129,370)	(90,649,356)

Net change	(1,686,497)	$(31,938,978)	1,104,319	$22,003,550

Class B
Issued from the sale of shares	8,407	$131,742	19,113	$365,516
Issued in connection with the reinvestment of distributions	4,496	70,006	70,308	1,130,787
Redeemed	(90,922)	(1,431,191)	(180,896)	(3,487,616)

Net change	(78,019)	$(1,229,443)	(91,475)	$(1,991,313)

Class C
Issued from the sale of shares	41,323	$647,475	183,324	$3,193,176
Issued in connection with the reinvestment of distributions	23,817	371,073	325,308	5,194,638
Redeemed	(266,237)	(4,200,005)	(437,680)	(8,311,014)

Net change	(201,097)	$(3,181,457)	70,952	$76,800

Class Y
Issued from the sale of shares	935,958	$18,401,830	1,970,543	$45,319,180
Issued in connection with the reinvestment of distributions	80,651	1,530,757	1,227,435	23,963,566
Redeemed	(1,082,613)	(20,763,284)	(5,430,354)	(119,011,700)

Net change	(66,004)	$(830,697)	(2,232,376)	$(49,728,954)

Increase (decrease) from capital share transactions	(2,031,617)	$(37,180,575)	(1,148,580)	$(29,639,917)

|  128

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. Capital Shares (continued).

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	652,486	$9,844,327	1,293,700	$20,064,791
Issued in connection with the reinvestment of distributions	3,712	55,677	55,637	775,015
Redeemed	(309,764)	(4,660,977)	(572,243)	(8,442,798)

Net change	346,434	$5,239,027	777,094	$12,397,008

Class C
Issued from the sale of shares	93,931	$1,381,641	121,179	$1,857,011
Issued in connection with the reinvestment of distributions	390	5,739	4,804	65,821
Redeemed	(35,096)	(517,948)	(48,298)	(678,464)

Net change	59,225	$869,432	77,685	$1,244,368

Class Y
Issued from the sale of shares	4,070,523	$62,256,229	6,640,679	$97,980,918
Issued in connection with the reinvestment of distributions	13,516	203,823	196,859	2,756,032
Redeemed	(1,596,003)	(23,728,753)	(1,713,518)	(25,165,911)

Net change	2,488,036	$38,731,299	5,124,020	$75,571,039

Increase (decrease) from capital share transactions	2,893,695	$44,839,758	5,978,799	$89,212,415

129  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 21, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 21, 2012